Reg. Nos. 33-30394/ 811-5857


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                            [ X ]
       Pre-Effective Amendment No. ____                           [   ]

       Post-Effective Amendment No. 22                            [ X ]

                                               and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                    [ X ]
       Amendment No. 21

                        (Check appropriate box or boxes.)
                                 CMC Fund Trust

               (Exact Name of Registrant as Specified in Charter)

1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon  97207
(Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, including Area Code:  (503) 222-3600

Jeff B. Curtis
1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon  97207
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:
    X    immediately upon filing pursuant to paragraph (b)
 _______
 _______ on _______________ pursuant to paragraph (b)
 _______ 60 days after filing pursuant to paragraph (a)(1)
 _______ on _______________ pursuant to paragraph (a)(1)
 _______ 75 days after filing pursuant to paragraph (a)(2)
 _______ on _______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate:
 _______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                   [BIRD LOGO]
                                    Columbia


                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND



         CMC Small Cap Fund, CMC Small/Mid Cap Fund, and CMC International Stock Fund (each a "Fund" and together the "Funds") are portfolios of CMC Fund Trust. The Small Cap Fund and the Small/Mid Cap Fund seek to provide investors with long-term capital appreciation. The Small Cap Fund will invest primarily in smaller capitalization companies, and the Small/Mid Cap Fund will invest primarily in companies with small to medium market capitalizations. The International Stock Fund seeks to provide investors with long-term capital appreciation by investing primarily in international stocks.










         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                                December 21, 2001

--------------------------------------------------------------------------------


                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
RISK/RETURN SUMMARY...........................................................3
     OVERVIEW.................................................................3
     INVESTMENT STRATEGY......................................................3
     RISKS OF INVESTING IN COMMON STOCK.......................................3
     INFORMATION ABOUT THE FUNDS..............................................4
     CMC SMALL CAP FUND.......................................................4
              Goal............................................................4
              Strategy........................................................4
              Risk Factors....................................................4
              Historical Performance..........................................5
              Expenses........................................................6
              Financial Highlights............................................7
     CMC SMALL/MID CAP FUND...................................................8
              Goal............................................................8
              Strategy........................................................8
              Risk Factors....................................................9
              Historical Performance.........................................10
              Expenses.......................................................10
              Financial Highlights...........................................11
     CMC INTERNATIONAL STOCK FUND............................................12
              Goal...........................................................12
              Strategy.......................................................12
              Risk Factors...................................................13
              Historical Performance.........................................14
              Expenses.......................................................15
              Financial Highlights...........................................17
MANAGEMENT...................................................................18
INFORMATION ABOUT YOUR INVESTMENT............................................19
     Your Account............................................................19
              Buying Shares..................................................19
              Selling Shares.................................................19
              Pricing of Shares..............................................20
     Distribution and Taxes..................................................20
              Income and Capital Gains Distributions.........................20
              Tax Effect of Distributions and Transactions...................20
MORE ABOUT THE FUNDS.........................................................21
     Investment Strategy.....................................................21
              Small Cap Fund and Small/Mid Cap Fund..........................21
              International Stock Fund.......................................22
              Changes to Investment Objective and Temporary Investments......24
              Portfolio Turnover.............................................24
FOR MORE INFORMATION.........................................................25

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

OVERVIEW
--------
                  This section introduces the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund begin on the next page. The descriptions provide the following information about each Fund:

         o        GOAL
         o        STRATEGY
         o        RISK FACTORS
         o        HISTORICAL PERFORMANCE
         o        EXPENSES
         o        FINANCIAL HIGHLIGHTS

INVESTMENT STRATEGY
-------------------

                  Columbia Management Co., the investment adviser for the Funds ("CMC" or "Adviser"), takes a unique approach to investing, where all Funds are managed using the expertise of the entire investment team. Through this team effort, individual analysts and portfolio managers have responsibility for tracking specific sectors or industries of the market, identifying securities within those areas that are expected to reward shareholders. Through this process the Adviser is able to determine the emphasis to be placed on different industries and selection of individual stocks in which the Funds may invest. In the case of the International Stock Fund, this process enables the Adviser to identify attractive regions, countries and industries in which to invest. This approach is intended to uncover opportunities that offer long-term financial reward. In building each Fund's portfolio, the Adviser combines this top down approach with intensive bottom up research of individual securities issues. The Small Cap and Small/Mid Cap Funds focus on investment in small capitalization stocks and securities, and in the case of the Small/Mid Cap Fund, both small capitalization and medium capitalization stocks. Accordingly, these Funds place a greater emphasis on bottom up research. Both types of analysis, however, play an integral role in the investment process and are explained in greater detail under "MORE ABOUT THE FUNDS, INVESTMENT STRATEGY" in this Prospectus.

RISKS OF INVESTING IN COMMON STOCK
----------------------------------

                  Because the Funds invest primarily in common stocks, they are subject to the risks associated with stock investing. Although common stocks have historically provided long-term returns that are greater than other types of investments, stock returns have also been volatile over shorter periods of time. Consequently, the Funds' portfolios - and likewise your investment in the Funds - will fluctuate in value in response to changes in the economy and the activities, financial prospects and results of the individual companies whose stock is held by the Funds.

INFORMATION ABOUT THE FUNDS
---------------------------

                               CMC SMALL CAP FUND

Goal

What is the Fund's Investment Goal?

                  The Fund seeks to provide investors long-term capital appreciation.

Strategy

What investment strategies does the Fund use to pursue this goal?


                  Under normal market conditions, the Fund invests at least 65% of its total asset value in common stocks of companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. As of November 30, 2001, under the above definition, companies with a market capitalization of $2.0 billion or less would be considered small cap. Most of the assets will be invested in U.S. common stocks expected to experience long-term, above average earnings growth. The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"), and American Depository Receipts. The Fund may also invest, to a limited extent, in equity securities of foreign issuers when consistent with the Fund's investment objective.


Risk Factors

What are the principal risks of investing in the Fund?

                  In addition to the risks of investing in common stocks described above under "RISKS OF INVESTING IN COMMON STOCK," investment in small cap stocks present additional investment risks. This is because small cap companies:

                  o May have limited operating histories, fewer financial resources, and inexperienced management

                  o May be dependent on a small number of products or services

                  o May have low trading volumes, making it difficult for the Fund to sell a particular security, resulting in erratic or abrupt price movements


                  The Fund may also be subject to sector risk. Sector risk refers to the chance that the Fund's returns could be hurt significantly by problems affecting a particular market sector to the extent a significant amount of the Fund's assets is invested in that sector. From time to time, the Fund has invested a significant portion of its assets in the technology sector.

                  Because the Fund may invest in foreign issuers, the Fund's total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

                  You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

Historical Performance

How has the Fund historically performed?


                  The bar chart and table on the following page illustrate the Small Cap Fund's annual returns as well as its long term performance. The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Index, a widely recognized unmanaged index used as a benchmark for small cap stock performance, and the Russell 2000 Growth Index, an index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Both indices do not reflect any deduction for fees or expenses. The bar chart and table assumes the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

                                 Small Cap Fund

         [GRAPHIC OMITTED]

         Year-By-Year Total Return As Of 12/31 Each Year


               1990      -11.56%
               1991       45.44%
               1992       12.31%
               1993       16.33%
               1994        1.70%
               1995       36.39%
               1996       21.82%
               1997       21.93%
               1998       -1.05%
               1999       60.00%
               2000        4.03%


         The Fund's total return for the nine month period ended 9/30/01 was -29.69%.

         Best Quarter:                  4Q '99        51.50%
         Worst Quarter:                 3Q '90       -28.29%
         ------------------------------ ----------- -------------------

         Average Annual Total Returns As Of 12/31/00

                                         1 Year     5 Years     10 Years
         ------------------------------ ---------- ----------- ------------
         CMC Small Cap Fund               4.03%      19.59%      20.49%

         ------------------------------ ---------- ----------- ------------
         Russell 2000 Index              -3.02%      10.31%      15.53%
         Russell 2000 Growth Index      -22.44%       7.15%      12.80%


Expenses

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

--------------------------------------------------------------------------------
        The Fund does not charge a sales load or 12b-1 distribution fee.
--------------------------------------------------------------------------------


         -----------------------------------------------------------------------
         Fee Table

         Shareholder transaction fees (fees paid directly               None
         From your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)


              Management Fees                                           0.75%
              Distribution and/or Service (12b-1) Fees                  None
              Other Expenses                                            0.07%

         Total Fund Operating Expenses                                  0.82%

         -----------------------------------------------------------------------

         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                     1 Year          3 Years         5 Years        10 Years
                     ------          -------         -------        --------
                     $84             $262            $455           $1,014


Financial Highlights

         The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "Financial Statements."

                                 Small Cap Fund


                                                                    Year Ended October 31,
                                                     2001       2000        1999        1998        1997
                                                     ----       ----        ----        ----        ----
Net asset value, beginning of year.........         $18.78     $13.59      $9.96       $13.60      $13.01
                                                     -----     ------      -----       ------      ------
Income from investment operations:
Net investment loss........................          (0.01)     (0.09)      (0.04)      (0.03)      (0.01)
Net realized and unrealized gains (losses) on
   investments.............................          (2.18)      6.80        3.69       (2.21)       3.52
                                                    ------      -----       -----      ------       ----

                                       7

   Total from investment operations........          (2.19)      6.71        3.65       (2.24)       3.51
                                                    ------      -----       -----      ------       ----
Less distributions:
Distributions from capital gains...........         (12.18)     (1.52)      (0.02)      (1.40)      (2.92)
                                                   -------     ------      ------      ------      ------
   Total distributions.....................         (12.18)     (1.52)      (0.02)      (1.40)      (2.92)
                                                   -------     ------      ------      ------      ------

Net asset value, end of year...............          $4.41      $18.78      $13.59       $9.96      $13.60
                                                    =====      ======      ======       =====      ======

Total return...............................         -28.84%     50.49%      36.70%      -16.49%     26.98%

Ratios/Supplemental data
Net assets, end of year (in thousands) ....        $283,521   $258,480    $240,129    $267,789    $521,770
Ratio of expenses to average net assets....          0.82%      0.79%       0.79%        0.77%       0.76%
Ratio of net investment loss to average net         (0.22)%    (0.39)%     (0.33)%      (0.20)%     (0.08)%
   assets.................................
Portfolio turnover rate....................           160%       163%        186%        159%        169%


NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.

                             CMC SMALL/MID CAP FUND

Goal

What is the Fund's Investment Goal?

                  The Fund seeks to provide investors long-term capital appreciation.

Strategy

What investment strategies does the Fund use to pursue this goal?


                  The Small/Mid Cap Fund's investment objective is to provide long term growth of capital by investing primarily in common stocks of companies with small and medium sized market capitalizations. Under normal market conditions, the Fund will invest at least 80% of its assets in companies with a market capitalization equal to or less than 300 percent of the dollar weighted median market capitalization of the S&P Mid Cap 400 Index. As of November 30, 2001, securities of a company with a market capitalization of $7.4 billion or less would be eligible for purchase by the Fund under this definition. Most of the assets will be invested in U.S. common stocks expected to experience long-term, above average earnings growth. The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"), and American Depository Receipts. The Fund may also invest, to a limited extent, in equity securities of foreign issuers when consistent with the Fund's investment objective.


Risk Factors

What are the principal risks of investing in the Fund?

                  In addition to the risks of investing in common stocks described above under "RISKS OF INVESTING IN COMMON STOCK," investment in small/mid cap stocks present additional investment risks. This is because small/mid cap companies:

                  o May have limited operating histories, fewer financial resources, and inexperienced management

                  o May be dependent on a small number of products or services

                  o May have low trading volumes, making it difficult for the Fund to sell a particular security, resulting in erratic or abrupt price movements


                  The Fund may also be subject to sector risk. Sector risk refers to the chance that the Fund's returns could be hurt significantly by problems affecting a particular market sector to the extent a significant amount of the Fund's assets is invested in that sector. From time to time, the Fund has invested a significant portion of its assets in the technology sector.


                  Because the Fund may invest in foreign issuers, the Fund's total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

                  You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

Historical Performance

How has the Fund historically performed?


                  The Small/Mid Cap Fund commenced performance on December 1, 2000. Because the Fund has existed for less than one full calendar year, no historical performance is presented.


Expenses

What expenses do I pay as an investor in the Fund?


                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.


--------------------------------------------------------------------------------
        The Fund does not charge a sales load or 12b-1 distribution fee.
--------------------------------------------------------------------------------

         -----------------------------------------------------------------------
         Fee Table

         Shareholder transaction fees (fees paid directly               None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)


              Management Fees                                           0.75%
              Distribution and/or Service (12b-1) Fees                  None
              Other Expenses                                            0.22%

              Total Fund Operating Expenses                             0.97%
                       Expense Reimbursement                            0.17%(1)
                       Net Expenses                                     0.80%

              (1) For the fiscal year ended October 31, 2001, CMC
                  contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.80%. CMC has agreed to continue this reimbursement for the next three fiscal years.

         -----------------------------------------------------------------------


         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                     1 Year          3 Years         5 Years        10 Years
                     ------          -------         -------        --------
                     $82             $255            $484           $1,141


Financial Highlights


         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "FINANCIAL STATEMENTS."

                               SMALL/MID CAP FUND

                                                                     Year Ended October 31, 2001 (1) (2)

Net asset value, beginning of period..............................                 10.00
                                                                                   -----
Income from investment operations:
    Net investment loss...........................................                 (0.02)
    Net realized and unrealized losses on investments.............                 (1.98)
                                                                                   ------
       Total from investment operations...........................                 (2.00)

Less distributions:
    Dividends from net investment income..........................                    -
    Distributions from net capital gains..........................                    -
                                                                                   ------
       Total distributions........................................                    -

Net asset value, end of period....................................                  8.00
                                                                                    ====

Total return......................................................                 (20.00%)(3)

Ratios/Supplemental data
    Net assets, end of period (in thousands)......................                  49,391
    Ratio of net expenses to average net assets (4)...............                   0.80%
    Ratio of total expenses to average net assets before contractual                 0.97%
     reimbursement (4)............................................
    Ratio of net investment loss to average net assets............                  (0.23)%
    Portfolio turnover rate.......................................                    167%(3)

(1)  From inception of operations.
(2)  Ratios are annualized.
(3)  Not annualized.
(4) For the period ending October 31, 2001, through the years ending October 31, 2004, the investment adviser has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisory fee, exceed 0.80% of the Fund's average daily net assets.


                          CMC INTERNATIONAL STOCK FUND

Goal

What is the Fund's Investment Goal?

                  The Fund seeks to provide investors long-term capital appreciation.

Strategy

What investment strategies does the Fund use to pursue its goal?


                  Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies from at least three countries other than the United States and may invest in companies located anywhere in the world. While the Fund's investments are not limited as to market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market. Most of the Fund's stocks will be denominated in foreign currencies. This means that their value will be affected by changes in the exchange rate between the U.S. Dollar and foreign currencies.

Risk Factors

What are the principal risks of investing in the Fund?

                  In addition to the risks of investing in common stocks described above under "RISKS OF INVESTING IN COMMON STOCK," investment in foreign securities present additional investment risks. The risks associated with foreign investing include:

                  o Foreign securities may be subject to greater fluctuations in price than domestic securities

                  o The price of foreign securities are affected by changes in currency exchange rates

                  o Foreign taxes may reduce a foreign investment's effective yield

                  o A foreign security may be affected by potential political or economic instability of the country of the issuer, especially in emerging or developing countries

                  o Foreign companies are generally not subject to uniform accounting, auditing, and financial reporting standards, and have less governmental regulation and oversight than U.S. companies

                  o There is generally less public information available about foreign companies

                  o Foreign securities are generally less liquid than U.S. securities

                  You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in your investment. An investment in this Fund should be part of a balanced investment program.

                  See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

Historical Performance

How has the Fund historically performed?


                  The bar chart and table on the following page illustrates the International Stock Fund's annual returns as well as its long term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the International Stock Fund's performance to that of the Morgan Stanley Capital Index (MSCI) EAFE (the "Index"), an unmanaged index which reflects the movement of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market. The Index does not reflect any deduction for fees or expenses. The bar chart and table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

                            International Stock Fund

         [GRAPHIC OMITTED]


         Year-By-Year Total Return As Of 12/31 Each Year

               1995        5.52%
               1996       16.77%
               1997       10.18%
               1998       12.17%
               1999       59.02%
               2000      -23.83%

         The Fund's total return for the nine month period ended 9/30/01 was -24.59%.

         Best Quarter:                  4Q '99        32.73%
         Worst Quarter:                 3Q '98       -18.24%
         ------------------------------ ---------- -----------


         Average Annual Total Returns As Of 12/31/00
                                                               Inception
                                         1 Year     5 Years     (2/1/94)
         ------------------------------ ---------- ----------- ------------
         CMC International Stock Fund    -23.83%     11.82%       8.04%

         ------------------------------ ---------- ----------- ------------
         (MSCI) EAFE Index               -13.96%      7.43%       6.95%



Expenses

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

--------------------------------------------------------------------------------
        The Fund does not charge a sales load or 12b-1 distribution fee.
--------------------------------------------------------------------------------

         -----------------------------------------------------------------------
         Fee Table

         Shareholder transaction fees (fees paid directly               None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)


              Management Fees                                           0.75%
              Distribution and/or Service (12b-1) Fees                  None
              Other Expenses                                            0.51%

                                  Total Fund Operating Expenses         1.26%

         -----------------------------------------------------------------------


         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                     1 Year          3 Years         5 Years        10 Years
                     ------          -------         -------        --------
                     $128            $400            $692           $1,523

Financial Highlights

         The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "Financial Statements."

                            International Stock Fund


                                                                     Year Ended October 31,
                                                     -------------------------------------------------------
                                                      2001       2000        1999         1998        1997
                                                      ----       ----        ----         ----        ----
Net asset value, beginning of year...............    $16.20     $17.86      $12.54       $42.71      $42.46
                                                     ------     ------      ------       ------      ------
Income from investment operations:
Net investment income (loss).....................     0.03       0.04       (0.02)        0.25        0.41
Net realized and unrealized gains (losses)
  on investments.................................    (3.09)     (0.36)       5.34        (0.78)       6.16
                                                     ------     ------       ----        ------       ----
     Total from investment operations............    (3.06)     (0.32)       5.32        (0.53)       6.57
                                                     ------     ------       ----        ------       ----

Less distributions:
Dividends from net investment income.............        -          -           -            -       (0.46)
Distributions from capital gains.................    (2.72)     (1.34)      (0.00)*     (29.64)      (5.86)
                                                     ------     ------       ----       -------      ------

     Total distributions.........................    (2.72)     (1.34)       0.00       (29.64)      (6.32)
                                                     ------     ------       ----       -------      ------

Net asset value, end of year.....................    $10.42     $16.20      $17.86      $12.54       $42.71
                                                     ======     ======      ======      ======       ======


Total return.....................................  -22.46%      -3.58%      42.44%       -1.24%      15.47%

Ratios/Supplemental data
Net assets, end of year (in thousands)...........   $20,553     $22,975     $30,492     $15,377      $81,471
Ratio of expenses to average net assets..........    1.26%       1.11%       1.31%       1.04%        1.05%
Ratio of net investment income (loss) to average
net assets.......................................    0.29%       0.12%      (0.14)%      0.60%        0.88%
Portfolio turnover rate..........................     117%       140%         96%         53%         127%


* Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------


         The Funds' investment adviser is Columbia Management Co., 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("CMC" or "Adviser"). CMC has acted as an investment adviser since 1969.

         The Funds have contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Funds' assets to invest. For the fiscal year ended October 31, 2001, the Small Cap Fund, the Small/Mid Cap Fund and the International Stock Fund paid CMC a management fee, expressed as a percentage of average net assets, of 0.75%.

         CMC uses an investment team approach to analyze investment themes and strategies for the Funds. Members of the investment team are responsible for the analysis of particular industries and market sectors within those industries and for recommendations on individual securities within those industries or market sectors.


         Richard J. Johnson, a Senior Vice President of CMC and a Chartered Financial Analyst, has principal responsibility for investment decisions of the Small Cap Fund (since April 1995). Mr. Johnson joined the Adviser in 1994 as a portfolio analyst and member of the investment team. Before joining the Adviser, Mr. Johnson was a portfolio manager and analyst for Provident Investment Counsel (1990-1994).


         Mr. Johnson also has principal oversight responsibility for investment strategies developed on behalf of the Small/Mid Cap Fund and is responsible for overseeing Steven N. Marshman, who, using the expertise and input of the Investment Team, implements on a daily basis the investment strategies for the Fund. Mr. Marshman, a Vice President of Columbia and a Chartered Financial Analyst, joined Columbia in 1992.

         James M. McAlear, a Vice President of CMC (since 1992), has had principal responsibility for investment decisions of the International Stock Fund since its inception in 1994. He joined the Adviser in 1992 as a portfolio analyst and member of the investment team. Previously, Mr. McAlear was Senior Vice President for American Express Financial Advisers in London (1985-1992) and Executive Director for Merrill Lynch Europe (1972-1985).


--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------

Buying Shares

                  Shares in the Funds are available for purchase by high net worth individuals and institutional buyers, enabling them to invest in diversified portfolios of either small cap securities, small/mid cap or foreign securities in a pooled environment, rather than purchasing securities on an individual basis.

                  If you want to invest in a Fund, contact a CMC representative at 1-800-547-1037. Additionally, CMC may, at its discretion, also use the Funds as a way to diversify the portfolios of its separately managed accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Securities Act of 1974, any investment in the Funds will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional information for more detail.

                  The price for a Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

                  Although none of the Funds has a policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

Selling Shares

                  You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling a CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

                  Each Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

Pricing of Shares


                  Each Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. If a market value is not readily available, the Funds' investments will be fair valued pursuant to procedures established by and monitored by the Board of Trustees.


                  If applicable to a Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by a Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, CMC determines that a particular event would materially affect the Fund's NAV, then, CMC, under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.

DISTRIBUTION AND TAXES
----------------------

Income and Capital Gains Distributions

                  Each Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the capital gain distribution in cash.

Tax Effect of Distributions and Transactions


                  The dividends and distributions of each Fund are taxable to shareholders, unless the shareholder is exempt from federal or state income taxes or the investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions occurring after January 1, 2002 and before December 31, 2002 are taxable as follows:

                  ----------------------------------------------------------------------
                  Taxability of Distributions
                  ----------------------------------------------------------------------


                  Type of                   Tax Rate for           Tax Rate for
                  Distribution              15% Bracket or Lower   27% Bracket or Higher
                  ------------              --------------------   ---------------------
                  Income Dividends          Ordinary Income Rate   Ordinary Income Rate


                  Short Term Capital Gains  Ordinary Income Rate   Ordinary Income Rate

                  Long Term Capital Gains   10%                    20%
                  ------------------------- ---------------------- ---------------------

                  Each Fund expects that, as a result of its investment objective to achieve capital appreciation, its distributions will consist primarily of capital gains. Each year the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

                  The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.

--------------------------------------------------------------------------------
                  Your investment in a Fund could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------

Small Cap Fund and Small/Mid Cap Fund

                  In identifying attractive securities for investment in the Funds, the Adviser begins with a bottom up, fundamental analysis of individual companies. The bottom up analysis is intended to provide insights about the financial condition and growth prospects of a company whose stock is under consideration. As part of this intensive research process, the Adviser evaluates a company's balance sheet and income statements to draw conclusions about earnings growth and profitability. The Adviser also examines quality of management, a company's level of investment in research and development, as well as the company's potential for new products or services. In addition, the Adviser looks at sales trends and factors affecting stock price, such as price earnings and price to book ratios. To round out the bottom up research, the Adviser uses top down analysis to determine how macro changes in the economy may affect the prospects for the industry in which the company under consideration is operating. By utilizing this investment strategy, the Funds strive to anticipate and act upon market change, understand its effects on the risks and rewards of the Funds' securities, and thereby generate consistent, competitive results over the long-term.

                  The Funds may invest in securities convertible into common stock. Securities convertible into common stock may include both debt securities and preferred stock. The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants.


International Stock Fund

                  For the International Stock Fund, the Adviser uses a top down analysis to identify attractive countries, stock markets, industries, sectors and securities for investment. As part of this approach, the Adviser conducts an ongoing evaluation of the global economic and investment environments to anticipate how potential change may influence the prospects for particular global regions, countries and the industries in those countries. This is because even small shifts in such macroeconomic factors as interest rates, inflation, government regulation, political activity, flows of capital and international monetary policy can affect the overall economic health of an entire global region or a country, including the industries in that region or country. Once the Adviser has identified attractive regions, countries and industries for emphasis through the top down approach, fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. By utilizing this investment strategy, the Adviser strives to anticipate and act upon economic and stock market changes, thereby generating consistent, competitive investment results over the long-term.

                  The Fund may invest up to 25% of its assets in smaller, less seasoned companies when these securities offer attractive opportunities consistent with the Fund's investment objective. These investments are subject to the risks of investing in small cap companies discussed in the Risk/Return Summary of the Small Cap Fund.


                  The Fund intends to invest principally in the equity securities of companies located in the following foreign countries:
         Australia, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Korea, The Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, and the United Kingdom.


                  The value of the International Stock Fund is measured in U.S. dollars and will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to adverse change in currency exchange rates (referred to as "hedging"), the Fund may enter into forward currency exchange contracts that in effect lock in a rate of exchange during the period of the forward contract. The Fund will only enter into forward contracts for hedging and not for speculation. When required by the Investment Company Act or the SEC, the Fund will "cover" its commitment under the forward contracts by segregating cash or liquid, high-grade securities with the Fund's custodian in an amount not less than the value of the Fund's total assets committed to the forward contracts. Under normal market conditions, no more than 25% of the Fund's assets may be committed to currency exchange contracts.

                  The International Stock Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund may use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

                  In addition to investing directly in foreign equity securities, the Fund may also purchase securities in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.


                  The International Stock Fund may invest a portion of its assets in companies located in developing countries or in countries with new or developing capital markets, such as countries in Eastern Europe and South America or Southeast Asia. The considerations noted above concerning the risk of investing in foreign securities are generally more significant for these investments. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing countries may generally be more volatile than markets of more developed countries. Investments in these markets may involve significantly greater risks, as well as the potential for greater gains.

                  Additional costs may be incurred in connection with the International Stock Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Changes to Investment Objective and Temporary Investments


                  The investment objective of each Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, under adverse market conditions, a Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

Portfolio Turnover


                  Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. Additionally, due to the institutional nature of the shareholders in these Funds, redemption requests are frequently large. In order to satisfy such redemption requests, a Fund may be forced to sell securities with built in capital gains that will be taxable to shareholders.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on the Funds' structure and performance in the following documents:

         o Annual/Semiannual Reports. While the Prospectus describes the Funds' potential investments, these reports detail the Funds' actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected a Fund's performance during the reporting period.


         o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about each Fund, their Trustees and its investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountant's report.


         A current SAI for the Funds is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

         A copy of the SAI and current annual report is attached to this Prospectus. To obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of a Fund, you may contact:

                           CMC Fund Trust
                           1300 S.W. Sixth Avenue
                           Portland, Oregon  97201
                           Telephone:  1-800-547-1037

Information about a Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:  811-5857

-----------------------------------------------------------------------------

                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and three portfolios of the Trust, CMC Small Cap Fund, CMC Small/Mid Cap Fund and CMC International Stock Fund (each a "Fund" and together the "Funds").


         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 21, 2001 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.




                                TABLE OF CONTENTS


Description of the Funds....................................................2
Management..................................................................13
Investment Advisory and Other Fees Paid to Affiliates.......................18
Portfolio Transactions......................................................19
Capital Stock and Other Securities..........................................22
Purchase, Redemption and Pricing of Shares..................................22
Custodians..................................................................25
Independent Accountants.....................................................25
Taxes.......................................................................25
Performance.................................................................30
Financial Statements........................................................31


                                December 21, 2001

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------


         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are eight portfolios established under the Trust: the Funds, CMC High Yield Fund, CMC Short Term Bond Fund, CMC Fixed Income Securities Fund, CMC International Bond Fund and CMC Strategic Equity Fund. With the exception of the International Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.


INVESTMENT OBJECTIVE AND POLICIES
---------------------------------

                               CMC SMALL CAP FUND

         The Small Cap Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.


         To achieve its investment objective, the Fund will generally invest at least 65% of its total asset value in common stocks or securities convertible into common stock of companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. The S&P Small Cap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalization. As of November 30, 2001, under the above definition, companies with a market capitalization of $2.0 billion or less would be considered small cap. The Fund may, however, invest from time to time up to 20% of the value of its total assets in the securities of larger companies when the Adviser believes these securities offer capital appreciation potential that is generally comparable to small cap securities.


                             CMC SMALL/MID CAP FUND

         The Small/Mid Cap Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days' written notice. There is no assurance that the Fund will achieve its investment objective.


         To achieve its investment objective, the Fund will generally invest at least 80% of its total asset value in common stocks or securities convertible into common stock of companies with small to medium-size market capitalizations equal to or less than 300 percent of the dollar weighted median market capitalization of the S&P Mid Cap 400 Index. Under this definition, as of November 30, 2001, companies with a market capitalization of $7.4 billion or less would be considered small to medium size market capitalization and be eligible for purchase by the Fund. Investments by the Fund in companies which grow above these medium capitalization criteria may continue to be held if the Adviser believes they are still attractive investments and offer similar returns as other securities held by the Fund.

                          CMC INTERNATIONAL STOCK FUND

         The International Stock Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.


         To achieve its investment objective, under normal conditions, the Fund will invest at least 80% of the Fund's assets in equity securities, including securities convertible into equity securities, of issuers from at least three countries other than the United States and may invest in companies located anywhere in the world. Generally the Fund will invest in companies that each have a market capitalization of at least $500 million or are considered large and well established, based on standards of the applicable country or foreign market. The Fund may invest in smaller, less seasoned companies when the Adviser believes these companies offer attractive opportunities consistent with the Fund's overall investment objective. As discussed further below, an investment in a less seasoned company may involve greater risks than an investment in a larger, more established company.


INVESTMENTS HELD BY THE FUNDS
-----------------------------

         Under normal conditions, the Funds will invest in equity securities, including securities convertible into equity securities. Additional information with respect to certain securities in which the Funds may invest is set forth below.

Options and Financial Futures Transactions
------------------------------------------

         Each Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Funds may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Each Fund may enter into closing transactions, exercise its options, or permit the options to expire.

         The Funds may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. Each Fund may write such options on up to 25% of its net assets.

         The Funds may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Funds' investment restrictions do not limit the percentage of the Funds' assets that may be invested in financial futures transactions. Each Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Funds may engage in futures transactions only on commodities exchanges or boards of trade.

         The Funds will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. Each Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

         Upon entering into a futures contract, each Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

         The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Adviser.

Foreign Securities
------------------

         Both the Small Cap Fund and the Small/Mid Cap Fund may invest up to one-third of its total assets in securities of foreign issuers in developed foreign countries, primarily companies in Canada, Western Europe and Asia, including securities issued by foreign governments, denominated in U.S. dollars. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. For a discussion of the risks of investing in foreign securities, see the summary of the International Stock Fund in the Prospectus under "RISK/RETURN SUMMARY" and "MORE ABOUT THE FUNDS, OTHER RISKS."

Repurchase Agreements
---------------------

         Each Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. Each Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to the Adviser. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------

         No illiquid securities will be acquired by any of the Funds if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the Securities and Exchange Commission ("SEC"), the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days;
(2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

         Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4)the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants
-----------------------------------

         Each Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Funds in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

         The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that each Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Investments in Small and Unseasoned Companies
---------------------------------------------

         The Funds may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Funds may need to sell them over an extended period or below the original purchase price. Investments by the Funds in these small or unseasoned companies may also be regarded as speculative. Each of the Small Cap Fund and Small/Mid Cap Fund has a fundamental policy not to invest more than 10% of its total assets in companies that have a record of less than three years of continuous operations. The International Stock Fund limits investments in small and unseasoned companies to 5% of its total assets.

Temporary Investments
---------------------

         When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

Technology Sector
-----------------

         The Small Cap and Small/Mid Cap Funds may invest a significant portion of their assets in companies in the technology sector. The Funds consider technology to be a sector larger than any one industry. Accordingly, investments by any Fund in companies within the technology sector will not be considered a concentration of investments in an industry.


INVESTMENT RESTRICTIONS
-----------------------

         The following is a list of investment restrictions applicable to the Funds. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund.

The Small Cap Fund may not:

         1. Buy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15.

         2. Concentrate investments in any industry. The Fund, however, may (a) invest up to 25% of the value of its total assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate.

         4. Make loans to other persons (except by purchase of short-term commercial paper, repurchase agreements, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities.

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

         8. Purchase securities of other open-end investment companies. The Fund may, however, purchase securities of closed-end investment companies so long as the Fund does not own in the aggregate more than 10% of the outstanding voting securities of such investment company.

         9.  Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended ("1933 Act").

         11. Borrow money in excess of 5% of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

         12. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that such sales are "against the box"; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund's net assets may, at the time, be held as collateral for such sales.

         15. Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

The Small/Mid Cap Fund may not:

         1. Buy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15.

         2. Concentrate investments in any industry. The Fund, however, may (a) invest up to 25% of the value of its total assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate.

         4. Make loans to other persons (except by purchase of short-term commercial paper, repurchase agreements, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities.

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

         8. Purchase securities of other open-end investment companies. The Fund may, however, purchase securities of closed-end investment companies so long as the Fund does not own in the aggregate more than 10% of the outstanding voting securities of such investment company.

         9.  Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

         11. Borrow money in excess of 5% of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

         12. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that such sales are "against the box"; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund's net assets may, at the time, be held as collateral for such sales.

         15. Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

The International Stock Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15, and may enter into foreign currency transactions.

         2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25% of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which deal in real estate or interests therein.

         4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, repurchase agreements, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan.

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's assets (taken at current value) would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held by the Fund.

         7. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

         8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

         9.  Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except that the International Stock Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

         11. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300%. The Fund will not make any additional investments while borrowings exceed 5% of the Fund's total assets.

         12. Invest its funds in the securities of any company if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation, including operation of predecessors and parents.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that the Fund owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5% of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         15. Buy and sell puts and calls on securities, stock index futures, or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


         The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc. since November 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia Fixed Income Securities Fund, Inc. There are 23 portfolios in the Columbia Funds Complex overseen by each Trustee. The Columbia Funds Complex is composed of the eight portfolios (including the Funds) of the Trust and the fifteen Columbia Funds listed above.

J. JERRY INSKEEP, JR.,* Age 70, Chairman and Trustee of the Trust; Chairman and Director of each of the Columbia Funds; Consultant to Columbia Management Co. and FleetBoston Financial Corporation (since December 1997); formerly President of the Trust and each of the Columbia Funds; formerly Chairman and a Director of the Adviser, Columbia Funds

Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue Portland, Oregon 97207.

JAMES C. GEORGE, Age 69, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1966-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Suite 1100, Portland, Oregon 97204.

PATRICK J. SIMPSON, Age 57, Trustee of the Trust (since May 2000) and Director of each of the Columbia Funds (since May 2000); lawyer with Perkins Coie LLP. Mr. Simpson's business address is 1211 S.W. Fifth Avenue, Suite 1500, Portland, Oregon 97204.

RICHARD L. WOOLWORTH, Age 60, Trustee of the Trust and Director of each of the Columbia Funds; Chairman and Chief Executive Officer of The Regence Group. Mr. Woolworth's address is 200 S.W. Market Street, Portland, Oregon 97201.

JEFF B. CURTIS,* Age 48, President and Assistant Secretary of the Trust and each of the Columbia Funds (since April 2000); Chief Operating Officer and Assistant Secretary (since July 2000), Director and President of Columbia Financial (since October 1999); President and Chief Operating Officer (since October 2000), Chairman (since March 2000), Assistant Secretary (since July 2000), Director (since January 1999), Secretary (April 1993-July 2000) and Senior Vice President (January 1999-October 2000) of the Trust Company; President (since October
2000), Chief Operating Officer and Secretary (since July 2000), Director (since December 1997) and Senior Vice President (January 1999-October 2000) of the Adviser and CFMC. Prior to his current officer positions, Mr. Curtis was Vice President and General Counsel of the Adviser, CFMC, the Trust Company and Columbia Financial (April 1993-December 1998). Mr. Curtis's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

THOMAS L. THOMSEN,* Age 57, Vice President of the Trust and each of the Columbia Funds (since April 2000); Chief Executive Officer (since October 2000), President (December 1997-October 2000), Chief Investment Officer (December 1997-May 2001) and Director (since 1980) of the Trust Company; Chief Executive Officer and Chairman (since October 2000), Director (since 1989), President (December 1997-October 2000) and Chief Investment Officer (December 1997-May
2001) of the Adviser; Chief Executive Officer and Chairman (since October 2000), Director (since 1982), President (December 1997-October 2000) and Chief Investment Officer (December 1997-May 2001) of CFMC. Prior to his current officer positions, Mr. Thomsen was Vice President of the Adviser, CFMC and the Trust Company. Mr. Thomsen's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MYRON G. CHILD,* Age 61, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December
1997); Vice President of the Adviser and CFMC (since December 1997). Prior to becoming Vice President to the Adviser and CFMC, Mr. Child was Corporate Controller (March 1981-November 1997). Mr. Child's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

KATHLEEN M. GRIFFIN,* Age 42, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of Columbia Financial (since December 1997). Prior to becoming a Vice President of Columbia Financial, Ms. Griffin was Manager of Shareholder Communications (January 1995-November 1997). Ms. Griffin's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

JEFFREY L. LUNZER,* Age 40, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since April
2000), the Adviser and CFMC (since January 1999). Prior to becoming a Vice President of the Trust Company, Adviser and CFMC, Mr. Lunzer was the Funds' Controller (December 1998-December 1999). Prior to joining the Adviser and CFMC, Mr. Lunzer was Vice President and Accounting Manager for WM Shareholder Services, Inc., a subsidiary of Washington Mutual Bank (1984-November 1998), and Treasurer and Fund Officer of WM Group of Funds, a mutual fund company (1988-November 1998). Mr. Lunzer's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

SUSAN J. WOODWORTH,* Age 49, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December 1997). Prior to becoming Vice President of the Trust Company, Ms. Woodworth was Manager of Mutual Fund Operations (July 1980-November 1997). Ms. Woodworth's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MARK A. WENTZIEN,* Age 41, Secretary of the Trust and each of the Columbia Funds (since April 2000); Director, Vice President and Secretary of Columbia Financial (since January 1999); Secretary (since July 2000) and Associate Counsel (since January 1999) of the Trust Company; Assistant Secretary (since July 2000), Vice President-Legal (since July 1999), and Associate Counsel (April 1997-June 1999) of the Adviser and CFMC. Prior to joining the Adviser and CFMC, Mr. Wentzien was a lawyer with the law firm of Davis Wright Tremaine LLP (September 1985-April
1997). Mr. Wentzien's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

         *These individuals are "interested persons" as defined by the 1940 Act and receive no fees or salaries from the Trust or the Funds. Mr. Inskeep is an "interested person" because he is employed as a consultant to the Adviser and FleetBoston Financial Corporation, the parent company of the Adviser.

Board of Trustees
-----------------

         The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Funds. The Trust hires other parties who are responsible for the day-to-day operations of the Funds, such as the Adviser, transfer agent and custodian. The Trustees meet quarterly to review the Fund's investment policies, performance, expenses, and other business matters. The Trust has no standing Compensation Committee, Audit Committee or Nominating Committee.

         The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2000 of (i) each of the Funds and (ii) all of the funds in the Columbia Funds Complex:

                                                                  Aggregate Dollar Range of
                                                               Equity Securities in Portfolios
                                   Dollar Range of             Overseen by Trustee in Columbia
Trustee                    Equity Securities in the Funds               Funds Complex
-------                --------------------------------------           -------------
J. Jerry Inskeep, Jr.  Small Cap Fund: None                             Over $100,000
                       Small/Mid Cap Fund: None
                       International Stock Fund: None
James C. George        Small Cap Fund: None                             Over $100,000
                       Small/Mid Cap Fund: None
                       International Stock Fund: None
Patrick J. Simpson     Small Cap Fund: None                             Over $100,000
                       Small/Mid Cap Fund: None
                       International Stock Fund: None
Richard L. Woolworth   Small Cap Fund: None                             Over $100,000
                       Small/Mid Cap Fund: None
                       International Stock Fund: None

         As of December 31, 2000, none of the disinterested Trustees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

Approval of Investment Advisory Contract
----------------------------------------

         Each Fund has entered into a separate investment advisory contract with the Adviser. The investment advisory contract is subject to annual approval by a majority of disinterested Trustees. Each Fund's existing contract was considered and approved by the independent Trustees at an in-person meeting held in April 2001. In determining the reasonableness of the advisory fees under each contract, the Trustees considered several factors, including:

         o The nature and quality of services provided to the Fund's shareholders,
         o    The profitability of the advisory contract for the Adviser,
         o Fall-out benefits realized by the Adviser from service as adviser to the Fund, and
         o    A comparison of the fee structures of other mutual funds.

         In reviewing the quality of services provided by the Adviser, the Trustees examined the performance of each Fund compared to other mutual funds with similar investment objectives and against one or more securities indices that were considered appropriate. Performance of the Small Cap Fund and International Stock Fund over one, three and five-year periods were reviewed as well as ratings from Morningstar Inc. (for the Small Cap Fund the International Stock Fund) and Lipper Inc., placing more emphasis on the three and five-year results, which analysis reflected performance superior to that of the average funds in their categories. The Small/Mid Cap Fund had only been in operation for four months at the time the advisory contract was renewed and, accordingly, less emphasis was placed on its performance. In addition, the Trustees assessed the day-to-day management of each Fund, reviewing information provided at the meeting at which the contract was approved and at earlier meetings during the fiscal year. The Trustees reviewed overall expense ratios of each Fund, including the aggregate expenses of each Fund to its net assets, as well as several individual expense items to each Fund's net assets such as the management fee, transfer agent fee, and custodian fee. Based on its review, the Trustees found the quality and cost of services provided to each Fund's shareholders to be exceptional and, in the case of the Small Cap Fund and the Small/Mid Cap Fund, far below the median total expense ratio of funds in their categories.

         The Trustees reviewed data related to the profitability of the Adviser with respect to its contract with each Fund and found them, in each case, to be within the range approved by courts in the past. The Trustees also considered the benefit to the corporate parent of the Adviser as the result of its ownership of Columbia Trust Company, which serves as transfer agent for the Funds.

         After considering the material factors listed above, and each Fund's specific circumstance, the Trustees concluded that each Fund's advisory contract with the Adviser was reasonable for the Fund and in the best interests of shareholders. See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and each Fund's investment advisory contract.

Trustee Compensation
--------------------

         The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 2001. None of the Trustees receives any form of pension or retirement benefit compensation from the Trust or the Funds.

                                                    Total Compensation from the
Trustee                 Compensation From Trust     Trust and Columbia Funds
-------                 -----------------------     ------------------------
Richard L.  Woolworth            $9,000                        $35,000
James C. George                  $9,000                        $34,000
Patrick J. Simpson               $9,000                        $34,000


         At November 30, 2001, officers and directors of the Funds, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of the Funds.

         At November 30, 2001, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Funds:

                                            Shares Beneficially Owned
Name and Address                              at November 30, 2001
----------------                              --------------------

CMC Small Cap Fund
                                              5,558,054     (8.34%)
Locals 302 & 612 Operating Engineers
Employers Retirement Fund
P.O. Box 34203
Seattle, WA 98124

                                            Shares Beneficially Owned
Name and Address                              at November 30, 2001
----------------                              --------------------
The Chubb Corporation                         3,843,872     (5.77%)
P.O. Box 1615
Warren, NJ  07061

JELD-WEN, Inc. Pension Trust                  3,508,363     (5.26%)
P.O. Box 1329
Klamath Falls, OR  97601

Children's Medical Center of Dallas           3,387,213     (5.08%)
1935 Motor Street
Dallas, TX  75325





CMC Small/Mid Cap Fund

Longview Fibre Company Pension Trust Fund       835,665    (13.51%)
P.O. Box 639
Longview, WA  98632

Lumber Industry Pension Fund                    774,272    (12.52%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97210

Western Council WCIW TOC Pension Fund           731,335    (11.82%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97210

Oregon Community Foundation                     730,115    (11.81%)
1221 S.W. Yamhill, Suite 100
Portland, OR  97205

Tri-Met Pension Trust                           634,587    (10.26%)
4012 S.E. 17th Avenue
Portland, OR  97202

Freightliner Corporation Pension Plan           563,362     (9.11%)
P.O. Box 3849
Portland, OR  97208

                                            Shares Beneficially Owned
Name and Address                              at November 30, 2001
----------------                              --------------------

Lumber Employer &                               388,331     (6.28%)
Western Counsel-L.P.I.W. Pension
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97210

Oregon Sheet Metal Worker's Pension Trust       387,510     (6.27%)
740 North Knott Street
Portland, OR  97227

CMC International Stock Fund
                                                570,647    (28.83%)
Lumber Industry Pension Fund
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97210

Freightliner Corporation Pension Plan           453,995    (22.94%)
P.O. Box 3849
Portland, OR  97208

Oregon Sheet Metal Worker's Pension Trust       323,167    (16.33%)
740 North Knott Street
Portland, OR  97227

AECOM Technology Corp. Pension Plan             208,040    (10.51%)
3250 Wilshire Blvd., 5th Floor
Los Angeles, CA  90010

Oregon Steel Mills Inc. Pension Plan            122,549     (6.19%)
P.O. Box 5368
Portland, OR  97228

         As defined by SEC rules and regulations, the Lumber Industry Pension Fund is a "control person" of the International Stock Fund since it owns over 25% of the voting securities of the Fund. The fact that the Lumber Industry Pension Fund owns over 25% of the Fund's voting securities means it may be able to impact the outcome of any matter in which shareholders are asked to vote.

         Columbia Financial Center Incorporated ("Columbia Financial"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Adviser is the principal underwriter for the Funds, and is authorized under a distribution agreement with CMC Fund Trust to sell shares of the Funds. Columbia Financial does not charge any fees or commissions to investors or the Funds for the sale of shares of a Fund.

--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to the Funds is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Adviser and the Trust Company are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

         The Adviser provides office space and pays all executive salaries and executive expenses of each Fund. Each Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


         For its services provided to each Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for each Fund equals the annual rate of 0.75 of 1% of its daily net assets. While comparable to the advisory fees paid by other mutual funds with similar investment objectives, these fees are higher than the advisory fees paid by most other mutual funds. Advisory fees paid by the Small/Mid Cap Fund to the Adviser were $342,695 for the period from December 1, 2000 (inception) through October 31, 2001. The Adviser has agreed to reimburse the Small/Mid Cap Fund to the extent total fund operating expenses exceed 0.80%. If the Adviser had not agreed to reimburse the Fund for such expenses, total fund operating expenses for the Fund would have been 0.97%. Advisory fees paid by the Small Cap Fund to the Adviser were $1,804,550, $2,509,116, and $1,784,355 for fiscal years 2001, 2000, and
1999, respectively. Advisory fees paid by the International Stock Fund to the Adviser were $159,023, $303,553, and $139,065 for fiscal years 2001, 2000, and
1999, respectively.

         The Trust Company acts as transfer agent and dividend crediting agent for each Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Funds existing at any time during the month, with a minimum aggregate fee of $1,500 per month for each Fund. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $16,500 to the Trust Company for services performed for the period from December 1, 2000 (inception) through October 31, 2001 under the transfer agent agreement relating to the Small/Mid Cap Fund. The Trust paid $18,000 on behalf of each of the Small Cap Fund and the International Stock Fund to the Trust Company for services performed for fiscal year 2001 under the respective transfer agent agreement relating to each of those Funds.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

         The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where brokerage fees are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

         Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

         The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research.

         In limited circumstances, the Adviser may use a Fund's commissions to acquire third party research and products that is not available through its full service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief

Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Funds and that the price paid for research services and products with broker commissions is fair and reasonable.

         The receipt of research services and products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Funds. Total brokerage commissions paid by the Small/Mid Cap Fund for the period from December 1, 2000 (inception) through October 31, 2001 were $218,377. Total brokerage commissions paid by the Small Cap Fund for the last three fiscal years were $594,075, $496,862, and $802,523 for fiscal years 2001, 2000, and 1999, respectively. Total brokerage commissions paid by the International Stock Fund for the last three fiscal years were $119,534, $246,370, and $100,706 for fiscal years 2001, 2000, and 1999, respectively. Of the commissions paid in fiscal year 2001, the Small Cap Fund paid $161,886 and the Small/Mid Cap Fund paid $34,563 for third party research and products provided by brokerage firms.

         The Adviser may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate, primarily Robertson Stephens, is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

         Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliates, Columbia Funds Management Company and Columbia Trust Company (collectively, "Columbia"). All trading for Columbia accounts is performed by the Adviser pursuant to an Investment Advisory Contract with Columbia Funds management Company and Columbia Trust Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Adviser may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Adviser may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

         Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate, must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

         Both the Trust and the Adviser have adopted a Code of Ethics (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be held or purchased by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser.

The specific standards in the Ethics Code include, among others, a requirement that all trades of access persons be pre-cleared; a prohibitionon investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers and analysts covering a security from trading in the security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or
U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Funds, CMC Short Term Bond Fund, CMC High Yield Fund, CMC Fixed Income Securities Fund, CMC International Bond Fund and the CMC Strategic Equity Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Funds, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.


--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------

         Investments in each Fund are made directly by high net worth individuals and institutional buyers, or by the Adviser in its role as discretionary investment adviser over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Adviser invested in a Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The

Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

         The net asset value per share of each Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.


         Each Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities are primarily traded, or if no sales price is reported, at the last reported bid price. Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to revalue the security in light of that event. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.



--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------


         U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). J.P. Morgan Chase & Co. ("J.P. Morgan" or a "Custodian"), 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by each of the Funds. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with J.P. Morgan (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.


--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.


--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

         Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.


         The Trust currently has eight portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that each Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).


         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

         Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If a fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act. Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by either Fund.

         Special Aspects of 90% Test with Respect to Foreign Currency. For purposes of the 90% Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

         Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction that (1) a Fund properly identifies as a hedging transaction, (2) is entered into in the normal course of business primarily to reduce the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.


         Foreign Income Taxes. The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the International Stock Fund's distributed income. For the fiscal year ended October 31, 2001, the Fund did incur a withholding tax of $36,930.


         The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Stock Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by that Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.


         Foreign Capital Gains Taxes. The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose capital gains tax on the sale of securities in certain countries at the Fund level. The tax rates range from approximately 10% to 30%. The Fund accounts for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction. These foreign taxes will reduce the International Stock Fund's distributed capital gains. For the fiscal year ended October 31, 2001, the Fund did not incur any tax on the sale of securities.


         U.S. Foreign Tax Credits or Deductions for Shareholders of the International Stock Fund. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50% of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

         If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

         No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

         Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

         Investment in Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------

         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters.
Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.


--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote total return performance for the Funds. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return
---------------------------

         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n  =  ERV

         Where:   P            =       a hypothetical initial payment of $1000

                  T            =       average annual total return

                  n            =       number of years

                  ERV          =       ending redeemable value of a hypothetical
                                       $1000 payment made at the beginning of
                                       the 1, 5, and 10-year periods (or a
                                       fractional portion thereof)


         Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 2001, the average annual return for the Small Cap Fund for the 1, 5 and 10 year periods was -28.84%, 9.19% and 13.53%, respectively. For the period ended October 31, 2001, the total return for the Small/Mid Cap Fund for the period since inception (December 1, 2000) was -20.00%. For the period ended October 31, 2001, the average annual return for the International Stock Fund for the 1 and 5 year periods and since inception (February 1, 1994) was -22.46%, 3.96% and 3.62%, respectively.

         The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.

         The Funds may also compare their performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, Russell 2000 Growth, Russell Mid Cap, Russell Mid Cap Growth, Lipper Analytical Equity Indices and Nasdaq stock indices and with respect to the International Stock Fund other suitable international indices, such as the Morgan Stanley Capital International Europe, Australasia, Far East Index or the FT-S&P Actuaries Europe-Pacific Index . The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.



--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Attached are the financial statements for the fiscal year ended October 31, 2001 for the CMC Small Cap Fund and the CMC International Stock Fund, along with the financial statements for the CMC Small/Mid Cap Fund for the period December 1, 2000 (inception) through October 31, 2001. The Report of Independent Accountants of PricewaterhouseCoopers LLP, is also attached to this Statement of Additional Information.

                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMC Small Cap Fund. The Fund returned - 28.84% for the fiscal year ended October 31, 2001. For the same period, the Fund's benchmark, the Russell 2000 Index, returned - 12.70% and the Russell 2000 Growth Index returned - 31.51%.

Small cap stocks had a difficult fiscal year, suffering from deteriorating economic conditions and weakening corporate profits. Despite significant monetary stimulus, with the Fed easing rates nine times for a total of 3.50% in rate reductions, and fiscal stimulus through tax rebates, the economy continued slipping into a recession. Small cap stocks reached their lowest point, as measured by the Russell 2000 Index, on September 21st. Small cap stocks recovered modestly through October 31st, led by the energy and technology sectors. The Fund benefited through most of the fiscal year from a large exposure to the defensive consumer staples sector, particularly health care issues that rallied following the September 11th tragedy. Fund performance was positively impacted by maintaining a higher than average cash position in a declining and volatile market. Compared to the broad market for smaller cap stocks as represented by the Russell 2000 Index, the growth-orientation of the Fund's strategy was a disadvantage in a market where value names far outperformed growth. An overweighting (although reduced from 2000 levels) in technology issues, and an underweighting in energy issues hurt performance during the period.

Historically, the strongest relative performance period for small cap stocks, particularly compared to larger cap issues, is in the November through March period. We are beginning to add back to sectors such as technology and energy because prices have fallen enough that certain companies, despite poor current earnings visibility, are approaching valuations where the risk/reward trade-off becomes very positive looking ahead. We have reduced cash levels since mid September, and are continuing to search for opportunities to add to areas that will benefit from the anticipated economic recovery in 2002.

The Fund's top ten holdings (as a percentage of net assets) as of October 31, 2001 were:

         Sepracor Inc. (2.3%)
         Davita, Inc. (2.2%)
         Stericycle, Inc. (2.1%)
         Sylvan Learning Systems, Inc. (2.1%)
         First Health Group Corp. (2.0%)
         Michael's Stores, Inc. (1.7%)
         Biovail Corp. (1.6%)
         Strayer Education, Inc. (1.5%)
         Outback Steakhouse, Inc. (1.5%)
         Transkaryotic Therapies, Inc. (1.5%)

We appreciate your continued confidence in the CMC Small Cap Fund.

The Investment Team

December 10, 2001


                         Growth of $10,000 Over 10 Years

                                [GRAPHIC OMITTED]

Graphic line chart depicting "Growth of $10,000 Over 10 Years" showing the growth in dollar amounts ($10,000-$50,000) of CMC Small Cap, Russell 2000 and Russell 2000 Growth Index for the period 10/31/91 to 10/31/01 to $35,564 $26,779 and $18,062, respectively:

                           Average Annual Total Return
                                    1 Year           5 Years          10 Years
                                    ------           -------          --------
CMC Small Cap                       -28.84%          9.19%            13.53%
Russell 2000                        -12.70%          6.06%            10.35%
Russell 2000 Growth                 -31.51%          0.96%             6.09%

Past performance does not guarantee future results. Total return performance is illustrated for the periods ended October 31, 2001. The Russell 2000 Index is an unmanaged index generally considered representative of the market for small domestic stocks. The Russell 2000 Growth Index, also an unmanaged index, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

                             CMC SMALL/MID CAP FUND
                          A Portfolio of CMC Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMC Small/Mid Cap Fund. From the Fund's inception date of December 1, 2000 through the end of its fiscal year on October 31, 2001, the Fund had a total return of - 20.00%. For the same period, the Fund's benchmark, the Russell 2500 Index, returned - 3.70%, while the Russell 2500 Growth Index returned - 17.36%.

Small and mid cap stocks had a difficult fiscal year, suffering from deteriorating economic conditions and weakening corporate profits. Despite significant monetary stimulus, with the Fed easing rates nine times for a total of 3.50% in rate reductions, and fiscal stimulus through tax rebates, the economy continued slipping into a recession. Small and mid cap stocks reached their lowest point, as measured by the Russell 2500 Index, on September 21st. Stocks recovered modestly through October 31st, led by the energy and technology sectors. The Fund benefited through most of the fiscal year from a large exposure to the defensive consumer staples sector, particularly health care issues that rallied following the September 11th tragedy. Fund performance was positively impacted by maintaining a higher than average cash position in a declining and volatile market. Compared to the broad market for small and mid cap stocks, as represented by the Russell 2500 Index, the growth-orientation of the Fund's strategy was a disadvantage during much of the year because value names far outperformed growth. An overweighting (although reduced from 2000 levels)in technology issues, and an underweighting in energy issues hurt performance during the period.

We are beginning to add back to sectors such as technology and energy because prices have fallen enough that certain companies, despite poor current earnings visibility, are approaching valuations where the risk/reward trade-off becomes very positive looking ahead. We have reduced cash levels since mid September, and are continuing to search for opportunities to add to areas that will benefit from the anticipated economic recovery in 2002.

The Fund's top ten holdings (as a percentage of net assets) as of October 31, 2001 were:

         Biomet, Inc. (2.7%)
         Wellpoint Health Networks, Inc. (2.6%)
         Intuit, Inc. (2.1%)
         Boston Scientific Corp. (2.0%)
         Caremark RX, Inc. (1.9%)
         Healthsouth Corp. (1.9%)
         Laboratory Corp. of America Holdings (1.9%)
         Andrx Group (1.9%)
         Michael's Stores, Inc. (1.7%)
         Brinker International, Inc. (1.7%)

We appreciate your continued confidence in the CMC Small/Mid Cap Fund.

The Investment Team

December 10, 2001

                        Growth of $10,000 Since Inception

                                [GRAPHIC OMITTED]

Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($8,000-$12,000) of CMC Small/Mid Cap Fund, Russell 2500 and Russell 2500 Growth Index for the period 12/1/00 to 10/31/01 to $8,000, $9,630, and $8,264, respectively:

                                               Average Annual Total Return
                                                    Since Inception
CMC Small/Mid Cap                                      -20.00%
Russell 2500                                            -3.70%
Russell 2500 Growth                                    -17.36%

Past performance does not guarantee future results. Total return performance is illustrated for the periods ended October 31, 2001. The Russell 2500 Index is an unmanaged index generally considered representative of the market for small and mid cap stocks. The Russell 2500 Growth Index, also an unmanaged index, measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forcasted growth values.

                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE


We are pleased to provide you with an investment review of the CMC International Stock Fund. The Fund returned - 22.46% for the fiscal year ended October 31, 2001. For the same period, the Fund's benchmark, the MSCI/EAFE, returned - 24.67%.

Even before the September 11th attack, international stock markets were suffering from a slowdown in U.S. economic activity, which countered the beneficial impact of monetary stimulus in many countries and regions around the globe. The reluctance of the European Central Bank to significantly lower interest rates only intensified concerns about corporate profitability in the Eurozone. Meanwhile, the Japanese economy slipped toward its fourth recession in a decade, even as the Japanese electorate signaled that it was ready for change through the election of Prime Minister Junichiro Koizumi. In addition, the global technology slowdown has impacted many Asian countries, which depend on strong export volume to the U.S. As in the U. S., technology stocks experienced a broad sell off in international markets throughout the fiscal year.

As it became more clear that we were entering a difficult period for the markets, we increased the number of issues and spread the geographic emphasis of the holdings to reduce risk in the portfolio. In the second quarter, we had built up our Japanese emphasis to approximately 24% of Fund assets, an amount that we maintained through the remainder of the year. Although the Japanese economy is slipping back like the rest of the world, we still recognize that some significant events have taken place this year. We feel the election of Junichiro Koizumi as prime minister marks an important shift in political leadership. He has solid public support and is expected to introduce long needed structural reform to Japan. Furthermore, the Bank of Japan has adopted a considerably more supportive monetary policy, which should help offset the negative impact of deflation in Japan's economy.

All major central banks of the world are in an accommodative mode, and stock market valuations have become considerably more attractive. Therefore, we are moving away very gradually from defensive areas (such as pharmaceuticals, utilities and food retailers) toward cyclical groups, which are expected to rebound in 2002. Our emerging market exposure remains limited to South Korea, where we have had success in several domestic consumer companies. In addition, during the year foreign exchange markets started to benefit investors in international stocks. The dollar weakened considerably in the third quarter, particularly against European currencies. This weakening has had a positive impact on the Fund's net asset value, and we believe it will continue in coming months.

The CMC International Stock Fund portfolio composition as of October 31, 2001 was:

                          % of Net Assets                        % of Net Assets
        United Kingdom            24.0        Finland                     1.7
        Japan                     23.0        Canada                      1.6
        France                     8.5        Spain                       1.6
        Switzerland                6.3        Ireland                     1.2
        Germany                    5.7        Norway                      0.9
        Italy                      4.1        Denmark                     0.8
        Korea                      3.9        Germany-PFD                 0.7
        Netherlands                3.9        United States               0.6
        Australia                  3.5        Taiwan                      0.6
                                              Other Assets minus          7.4%
                                              Liabilities

The Fund's top ten holdings (as a percentage of net assets) as of October 31, 2001 were:

         Vondafone Group plc (United Kingdom) 1.8%
         Glaxosmithkline plc (United Kingdom) 1.7%
         Nestle SA (Switzerland) 1.5%
         Pacific Corp. (Korea) 1.4%
         BNP Paribas (France) 1.3%
         Aeon Co., Ltd. (Japan) 1.1%
         Seven-Eleven Japan Co., Ltd. (Japan) 1.1%
         Barclays plc (United Kingdom) 1.0%
         East Japan Railway Co.(Japan) 1.0%
         BP plc, ADR (United Kingdom) 1.0%

We appreciate your continued confidence in the CMC International Stock Fund.

The Columbia Investment Team

December 10, 2001

                        Growth of $10,000 Since Inception

                                [GRAPHIC OMITTED]

Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($8,000-$20,000) of CMC International Stock Fund, MSCI EAFE Index and for the period 2/1/94 to 10/31/01 to $13,198, and $12,009, respectively:


                                          Average Annual Total Return
                                 1 Year         5 Years        Since Inception
                                 ------         -------        ---------------
CMC International Stock          -22.46%        3.96%          3.62%
MSCI EAFE                        -24.67%        0.86%          2.37%

Past performance does not guarantee future results. Total return performance is illustrated for the periods ended October 31, 2001. The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index) is an unmanaged index representing major stock markets in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------
                            CMC Fund Trust
                         FINANCIAL HIGHLIGHTS
                (For a Fund Share Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                          CMC SMALL CAP FUND



                                                                        Year Ended October 31,
                                                  --------------------------------------------------------------------
                                                      2001          2000          1999          1998          1997
                                                  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of year .............      $ 18.78       $ 13.59        $ 9.96       $ 13.60       $ 13.01
                                                  ------------  ------------  ------------  ------------  ------------
Income from investment operations:
     Net investment loss........................        (0.01)        (0.09)        (0.04)        (0.03)        (0.01)
     Net realized and unrealized gains (losses)
       on investments...........................        (2.18)         6.80          3.69         (2.21)         3.52
                                                  ------------  ------------  ------------  ------------  ------------
          Total from investment operations......        (2.19)         6.71          3.65         (2.24)         3.51
                                                  ------------  ------------  ------------  ------------  ------------

Less distributions:
      Distributions from capital gains..........       (12.18)        (1.52)        (0.02)        (1.40)        (2.92)
                                                  ------------  ------------  ------------  ------------  ------------
          Total distributions...................       (12.18)        (1.52)        (0.02)        (1.40)        (2.92)
                                                  ------------  ------------  ------------  ------------  ------------

Net asset value, end of year ...................       $ 4.41       $ 18.78       $ 13.59        $ 9.96       $ 13.60
                                                  ============  ============  ============  ============  ============

Total return....................................      -28.84%        50.49%        36.70%       -16.49%        26.98%

Ratios/Supplemental data
Net assets, end of year (in thousands)..........    $ 283,521      $258,480      $240,129      $267,789      $521,770
Ratio of expenses to average net assets.........        0.82%         0.79%         0.79%         0.77%         0.76%
Ratio of net investment loss to average
net assets......................................       (0.22)%       (0.39)%       (0.33)%       (0.20)%       (0.08)%
Portfolio turnover rate.........................         160%          163%          186%          159%          169%


NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                                CMC Fund Trust
                             FINANCIAL HIGHLIGHTS
             (For a Fund Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------

                            CMC SMALL/MID CAP FUND

                                                     December 1, 2000
                                                          through
                                                  October 31, 2001(1)(2)
                                                  ----------------------

Net asset value, beginning of period ...........                $ 10.00
                                                  ----------------------
Income from investment operations:
     Net investment loss........................                  (0.02)
     Net realized and unrealized losses
       on investments...........................                  (1.98)
                                                  ----------------------
          Total from investment operations......                  (2.00)
                                                  ----------------------

Less distributions:                                                   -
                                                  ----------------------

Net asset value, end of period .................                 $ 8.00
                                                  ======================

Total return....................................                -20.00% (3)

Ratios/Supplemental data
Net assets, end of period (in thousands)........               $ 49,391
Ratio of net expenses to average net assets(4)..                  0.80%
Ratio of total expenses to average net assets
before contractual reimbursement (4)............                  0.97%
Ratio of net investment loss to average
net assets......................................                 (0.23)%
Portfolio turnover rate.........................                   167% (3)

(1)  From inception of operations.
(2)  Ratios are annualized.
(3)  Not annualized.
(4) For the period ending October 31, 2001, through the years ending October 31, 2004, the investment adviser has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisory fee, exceed 0.80% of the Fund's average daily net assets.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                                  CMC Fund Trust
                               FINANCIAL HIGHLIGHTS
                (For a Fund Share Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                           CMC INTERNATIONAL STOCK FUND



                                                                           Year Ended October 31,
                                                   ---------------------------------------------------------------------
                                                       2001          2000           1999          1998          1997
                                                   ------------  ------------  -------------  ------------  ------------
Net asset value, beginning of year ..............      $ 16.20       $ 17.86        $ 12.54       $ 42.71       $ 42.46
                                                   ------------  ------------  -------------  ------------  ------------
Income from investment operations:
     Net investment income (loss)................         0.03          0.04          (0.02)         0.25          0.41
     Net realized and unrealized gains (losses)
       on investments............................        (3.09)        (0.36)          5.34         (0.78)         6.16
                                                   ------------  ------------  -------------  ------------  ------------
          Total from investment operations.......        (3.06)        (0.32)          5.32         (0.53)         6.57
                                                   ------------  ------------  -------------  ------------  ------------

Less distributions:
     Dividends from net investment income........            -             -              -             -         (0.46)
     Distributions from capital gains............        (2.72)        (1.34)         (0.00) *     (29.64)        (5.86)
                                                   ------------  ------------  -------------  ------------  ------------
          Total distributions....................        (2.72)        (1.34)         (0.00)       (29.64)        (6.32)
                                                   ------------  ------------  -------------  ------------  ------------

Net asset value, end of year.....................      $ 10.42       $ 16.20        $ 17.86       $ 12.54       $ 42.71
                                                   ============  ============  =============  ============  ============

Total return.....................................      -22.46%        -3.58%         42.44%        -1.24%        15.47%

Ratios/Supplemental data
Net assets, end of year (in thousands)...........      $20,553       $22,975        $30,492       $15,377       $81,471
Ratio of expenses to average net assets..........        1.26%         1.11%          1.31%         1.04%         1.05%
Ratio of net investment income (loss) to
average net assets...............................        0.29%         0.12%          (0.14)%       0.60%         0.88%
Portfolio turnover rate..........................         117%          140%            96%           53%          127%

* Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (90.4%)
ADVERTISING AGENCIES (1.3%)
      LAMAR ADVERTISING CO. *                                                              114,900            $ 3,607,860
                                                                                                       -------------------

AIR TRANSPORT (0.7%)
      ATLANTIC COAST AIRLINES HOLDINGS, INC. *                                             106,900              2,009,078
                                                                                                       -------------------

AUTO PARTS: ORIGINAL EQUIPMENT (0.6%)
      AUTOLIV, INC.                                                                        113,190              1,815,568
                                                                                                       -------------------

BIOTECH RESEARCH & PRODUCTS (5.2%)
      ARENA PHARMACEUTICALS, INC. *                                                         44,100                498,330
      COR THERAPEUTICS, INC. *                                                              35,930                809,503
      CORIXA CORP. *                                                                       110,500              1,433,185
      GENTA, INC. *                                                                        128,030              1,762,973
      NEUROCRINE BIOSCIENCES, INC. *                                                        70,750              2,976,452
      QUINTILES TRANSNATIONAL CORP. *                                                      198,000              3,140,280
      TRANSKARYOTIC THERAPIES, INC. *                                                      112,200              4,270,332
                                                                                                       -------------------
                                                                                                               14,891,055
                                                                                                       -------------------
CHEMICALS (1.9%)
      CABOT MICROELECTRONICS CORP. *                                                        37,000              2,452,360
      WILSON GREATBATCH TECHNOLOGIES, INC. *                                                98,300              2,826,125
                                                                                                       -------------------
                                                                                                                5,278,485
                                                                                                       -------------------
COMMUNICATIONS TECHNOLOGY (0.9%)
      ADVANCED FIBRE COMMUNICATIONS, INC. *                                                 77,400              1,441,962
      SPECTRIAN CORP. *                                                                    125,900              1,090,294
                                                                                                       -------------------
                                                                                                                2,532,256
                                                                                                       -------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (11.4%)
      ALLIANCE DATA SYSTEMS CORP. *                                                        111,060              1,776,960
      ASPEN TECHNOLOGY, INC. *                                                              64,100                849,325
      CAMINUS CORP. *                                                                       51,860                912,218
      DOCUMENTUM, INC. *                                                                   188,200              2,779,714
      ELECTRONICS FOR IMAGING, INC. *                                                       73,700              1,450,416
      HNC SOFTWARE, INC. *                                                                 112,400              1,944,520
      MANHATTAN ASSOCIATES, INC. *                                                         103,700              3,115,148
      MENTOR GRAPHICS CORP. *                                                               69,800              1,323,408
      NATIONAL INSTRUMENTS CORP. *                                                          46,700              1,345,427
      NETIQ CORP. *                                                                         81,200              2,285,780
      OPENTV CORP. *                                                                        94,300                694,048
      OPTIMAL ROBOTICS CORP. *                                                              71,200              2,098,976
      PRECISE SOFTWARE SOLUTIONS LTD. *                                                    208,200              3,978,702
      RETEK, INC. *                                                                        166,473              3,382,731
      TRIZETTO GROUP, INC. *                                                               205,700              1,995,290
      WIND RIVER SYSTEMS, INC. *                                                           171,000              2,452,140
                                                                                                       -------------------
                                                                                                               32,384,803
                                                                                                       -------------------
                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (CONTINUED)
COMPUTER TECHNOLOGY (0.3%)
      ADVANCED DIGITAL INFORMATION CORP. *                                                  30,220              $ 451,487
      COMPUTER NETWORK TECHNOLOGY CORP. *                                                   30,810                449,826
                                                                                                       -------------------
                                                                                                                  901,313
                                                                                                       -------------------
CONSTRUCTION (0.5%)
      GRANITE CONSTRUCTION, INC.                                                            52,400              1,304,760
                                                                                                       -------------------

CONSUMER ELECTRONICS (1.2%)
      EARTHLINK, INC. *                                                                    121,130              1,774,554
      THQ, INC. *                                                                           32,310              1,609,038
                                                                                                       -------------------
                                                                                                                3,383,592
                                                                                                       -------------------
CONSUMER PRODUCTS (1.3%)
      DIRECT FOCUS, INC. *                                                                  66,610              1,619,955
      TUPPERWARE CORP.                                                                     103,400              2,108,326
                                                                                                       -------------------
                                                                                                                3,728,281
                                                                                                       -------------------
DRUGS & PHARMACEUTICALS (12.8%)
      ALKERMES, INC. *                                                                     125,670              3,223,435
      BARR LABORATORIES, INC. *                                                             36,600              2,664,480
      BIOVAIL CORP. *                                                                       95,700              4,522,782
      CIMA LABS, INC. *                                                                     31,300              1,691,765
      FIRST HORIZON PHARMACEUTICAL CORP. *                                                 111,300              2,932,755
      GUILFORD PHARMACEUTICALS, INC. *                                                      41,100                446,346
      INHALE THERAPEUTIC SYSTEMS, INC. *                                                   110,300              1,930,250
      MEDICIS PHARMACEUTICAL CORP. (CLASS A) *                                              38,000              2,192,220
      PHARMACEUTICAL RESOURCES, INC. *                                                      93,383              3,203,037
      PRIORITY HEALTHCARE CORP. (CLASS B) *                                                132,100              3,816,369
      SALIX PHARMACEUTICALS LTD. *                                                          35,700                512,295
      SEPRACOR, INC.                                                                       137,000              6,499,280
      SICOR, INC. *                                                                        138,700              2,600,625
                                                                                                       -------------------
                                                                                                               36,235,639
                                                                                                       -------------------
EDUCATION SERVICES (6.2%)
      APOLLO GROUP, INC. (CLASS A) *                                                        39,650              1,611,772
      CAREER EDUCATION CORP.*                                                               58,200              1,517,274
      EDUCATION MANAGEMENT CORP. *                                                          39,800              1,373,100
      ITT EDUCATIONAL SERVICES, INC. *                                                      79,000              3,005,950
      STRAYER EDUCATION, INC.                                                               89,500              4,296,895
      SYLVAN LEARNING SYSTEMS, INC. *                                                      260,540              5,836,096
                                                                                                       -------------------
                                                                                                               17,641,087
                                                                                                       -------------------
ELECTRICAL & ELECTRONICS (0.3%)
      PLEXUS CORP. *                                                                        33,500                837,500
                                                                                                       -------------------



                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (CONTINUED)
ELECTRONICS (1.2%)
      AMPHENOL CORP. (CLASS A) *                                                            72,300            $ 3,220,965
      SEMTECH CORP. *                                                                        4,290                161,948
                                                                                                       -------------------
                                                                                                       -------------------
                                                                                                                3,382,913
                                                                                                       -------------------
ELECTRONICS: SEMI-CONDUCTORS (3.5%)
      EXAR CORP. *                                                                          69,000              1,555,260
      GENESIS MICROCHIP, INC. *                                                             17,400                804,054
      LATTICE SEMICONDUCTOR CORP. *                                                        196,100              3,431,750
      MICROSEMI CORP. *                                                                     72,400              2,534,000
      TRIQUINT SEMICONDUCTOR, INC. *                                                        94,550              1,671,644
                                                                                                       -------------------
                                                                                                                9,996,708
                                                                                                       -------------------
ENERGY MISCELLANEOUS (0.5%)
      VERITAS DGC, INC. *                                                                   95,600              1,468,416
                                                                                                       -------------------

ENGINEERING & CONTRACT SERVICES (1.2%)
      JACOBS ENGINEERING GROUP, INC. *                                                      25,500              1,671,270
      URS CORP. *                                                                           79,300              1,776,320
                                                                                                       -------------------
                                                                                                                3,447,590
                                                                                                       -------------------
FINANCIAL DATA PROCESSING SERVICES (1.6%)
      ADVENT SOFTWARE, INC. *                                                               54,260              2,092,808
      GLOBAL PAYMENTS, INC.                                                                 77,700              2,327,115
                                                                                                       -------------------
                                                                                                                4,419,923
                                                                                                       -------------------
HEALTH CARE SERVICES (4.8%)
      EXPRESS SCRIPTS, INC. *                                                               57,300              2,345,862
      PROVINCE HEALTHCARE CO. *                                                             52,650              1,450,507
      SHIRE PHARMACEUTICALS GROUP PLC, ADR *                                                87,000              3,888,900
      STERICYCLE, INC. *                                                                   122,860              5,897,280
                                                                                                       -------------------
                                                                                                               13,582,549
                                                                                                       -------------------
HEALTH CARE FACILITIES (3.0%)
      DAVITA, INC. *                                                                       336,800              6,129,760
      TRIAD HOSPITALS, INC. *                                                               84,870              2,283,003
                                                                                                       -------------------
                                                                                                                8,412,763
                                                                                                       -------------------
HEALTH CARE MANAGEMENT SERVICES (6.1%)
      CAREMARK RX, INC. *                                                                  286,500              3,839,100
      CERNER CORP. *                                                                        21,030              1,130,363
      ECLIPSYS CORP. *                                                                     122,980              1,536,020
      FIRST HEALTH GROUP CORP. *                                                           210,900              5,694,300
      TRIGON HEALTHCARE, INC. *                                                             36,000              2,210,040
      UNIVERSAL HEALTH SERVICES, INC. (CLASS B) *                                           68,500              2,766,715
                                                                                                       -------------------
                                                                                                               17,176,538
                                                                                                       -------------------
HOMEBUILDING (0.6%)
      D.R. HORTON, INC.                                                                     78,614              1,757,023
                                                                                                       -------------------

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (CONTINUED)
IDENTIFICATION CONTROL (0.0%)
      ARTESYN TECHNOLOGIES, INC. *                                                          13,300               $ 95,893
                                                                                                       -------------------

INSURANCE: PROPERTY-CASUALTY (1.5%)
      PARTNERRE LTD.                                                                        31,300              1,455,450
      WILLIS GROUP HOLDINGS LTD. *                                                         116,400              2,710,956
                                                                                                       -------------------
                                                                                                                4,166,406
                                                                                                       -------------------
MACHINERY: CONSTRUCTION & HANDLING (0.2%)
      TEREX CORP. *                                                                         31,060                503,483
                                                                                                       -------------------

MACHINERY: INDUSTRIAL/SPECIALTY (0.6%)
      ASM INTERNATIONAL NV *                                                               109,600              1,743,736
                                                                                                       -------------------

MACHINERY: OIL WELL EQUIPMENT & SERVICES (1.9%)
      GLOBAL INDUSTRIES LTD. *                                                              82,300                581,861
      HANOVER COMPRESSOR CO. *                                                              72,700              2,005,066
      JOY GLOBAL, INC. *                                                                    85,800              1,497,210
      PETROLEUM GEO-SERVICES, ADR *                                                        224,700              1,327,977
                                                                                                       -------------------
                                                                                                                5,412,114
                                                                                                       -------------------
MANUFACTURED HOUSING (0.7%)
      CLAYTON HOMES, INC.                                                                  146,800              2,055,200
                                                                                                       -------------------

MEDICAL & DENTAL SUPPLIES (3.0%)
      AMERICAN MEDICAL SYSTEMS HOLDINGS, INC. *                                            176,425              3,352,075
      NOVOSTE CORP. *                                                                       38,200                441,210
      SCHEIN, HENRY, INC. *                                                                 66,620              2,248,425
      THERASENSE, INC. *                                                                    11,200                288,960
      UROLOGIX, INC. *                                                                     137,200              2,067,604
                                                                                                       -------------------
                                                                                                                8,398,274
                                                                                                       -------------------
PRODUCTION TECHNOLOGY EQUIPMENT (1.9%)
      PHOTRONICS, INC. *                                                                    27,700                687,514
      PRI AUTOMATION, INC. *                                                                57,650                947,766
      RUDOLPH TECHNOLOGIES, INC. *                                                          48,750              1,233,375
      THERMA-WAVE, INC. *                                                                  121,600              1,479,872
      ULTRATECH STEPPER, INC. *                                                             85,600              1,151,320
                                                                                                       -------------------
                                                                                                                5,499,847
                                                                                                       -------------------
RADIO & TV BROADCASTERS (1.8%)
      ENTERCOM COMMUNICATIONS CORP. *                                                       92,200              3,107,140
      RADIO ONE, INC. (CLASS D) *                                                          169,500              1,957,725
                                                                                                       -------------------
                                                                                                                5,064,865
                                                                                                       -------------------
REAL ESTATE INVESTMENT TRUST (1.4%)
      HEALTH CARE PROPERTY INVESTORS, INC.                                                  28,700              1,068,214
      HEALTHCARE REALTY TRUST, INC.                                                         68,200              1,841,400
      NATIONWIDE HEALTH PROPERTIES, INC.                                                    55,900              1,101,230
                                                                                                       -------------------
                                                                                                                4,010,844
                                                                                                       -------------------
                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (CONTINUED)
RESTAURANTS (2.4%)
      CHEESECAKE FACTORY, INC. (THE) *                                                      68,000            $ 1,917,600
      OUTBACK STEAKHOUSE, INC. *                                                           148,800              4,292,880
      P.F. CHANGS CHINA BISTRO, INC. *                                                      12,800                507,264
                                                                                                       -------------------
                                                                                                       -------------------
                                                                                                                6,717,744
                                                                                                       -------------------
RETAIL (4.2%)
      CHARLOTTE RUSSE HOLDING, INC. *                                                      102,900              1,461,180
      FOOT LOCKER, INC. *                                                                   98,900              1,434,050
      MICHAELS STORES, INC. *                                                               92,900              4,772,273
      ZALE CORP. *                                                                         143,800              4,115,556
                                                                                                       -------------------
                                                                                                               11,783,059
                                                                                                       -------------------
SECURITY BROKERAGE & SERVICES (0.5%)
      STEWART, W.P. & CO., LTD.                                                             67,800              1,432,614
                                                                                                       -------------------

SERVICES: COMMERCIAL (1.6%)
      ON ASSIGNMENT, INC. *                                                                 69,850              1,132,269
      PDI, INC. *                                                                           23,000                643,770
      TETRA TECH, INC. *                                                                   107,375              2,778,865
                                                                                                       -------------------
                                                                                                                4,554,904
                                                                                                       -------------------
TRUCKERS (1.6%)
      SWIFT TRANSPORTATION CO., INC. *                                                      74,350              1,263,207
      USFREIGHTWAYS CORP.                                                                   49,700              1,546,167
      YELLOW CORP. *                                                                        77,600              1,707,200
                                                                                                       -------------------
                                                                                                                4,516,574
                                                                                                       -------------------
TOTAL COMMON STOCKS
      (COST $247,220,215)                                                                                     256,151,257
                                                                                                       -------------------

CONVERTIBLE PREFERRED STOCK (0.0%)
TELECOM EQUIPMENT (0.0%)
   ** NANOVATION TECHNOLOGIES, INC. *
      (PRIVATE PLACEMENT)
      (COST $859,635)                                                                       57,309                      0
                                                                                                       -------------------











                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 -----------------------------------------
REPURCHASE AGREEMENTS (14.3%)
      J.P. MORGAN SECURITIES, INC.
      2.51% DATED 10/31/2001,
      DUE 11/01/2001 IN THE
      AMOUNT OF $26,682,724.
      COLLATERALIZED AT 102% BY U.S. TREASURY NOTES
      4.75% TO 6.00% DUE
      02/15/2004 TO 11/15/2005                                                        $ 26,680,886           $ 26,680,886
      MERRILL LYNCH 2.51% DATED 10/31/2001, DUE 11/01/2001 IN THE AMOUNT OF
      $13,900,958.
      COLLATERALIZED AT 102% BY U.S. TREASURY STRIPS
      0.00% TO 11.75% DUE
      05/15/2013 TO 02/15/2031                                                          13,900,000             13,900,000
                                                                                                       -------------------

TOTAL REPURCHASE AGREEMENTS
      (COST $40,580,886)                                                                                       40,580,886
                                                                                                       -------------------

TOTAL INVESTMENTS (104.7%)
(COST $288,660,736)                                                                                           296,732,143

OTHER ASSETS LESS LIABILITIES (-4.7%)                                                                         (13,211,009)
                                                                                                       -------------------

NET ASSETS (100.0%)                                                                                         $ 283,521,134
                                                                                                       ===================

*     Non-Income Producing
** Nanovation Technologies, Inc., (the company) filed a bankruptcy petition for reorganization on July 24, 2001. Subsequent to October 31, 2001, the company petitioned to convert the bankruptcy from reorganization to liquidation on November 20, 2001.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                             CMC SMALL/MID CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (91.1%)
ADVERTISING AGENCIES (1.0%)
      LAMAR ADVERTISING CO. *                                                               15,670              $ 492,038
                                                                                                       -------------------

AIR TRANSPORT (0.7%)
      ATLANTIC COAST AIRLINES HOLDINGS, INC. *                                              19,290                362,266
                                                                                                       -------------------

AUTO TRUCKS & PARTS (1.1%)
      GENTEX CORP. *                                                                        23,180                551,684
                                                                                                       -------------------

BANKS (0.6%)
      M & T BANK CORP.                                                                       4,240                277,720
                                                                                                       -------------------

BIOTECH RESEARCH & PRODUCTS (4.1%)
      COR THERAPEUTICS, INC. *                                                               6,910                155,682
      ENZON, INC. *                                                                         11,935                738,180
      GENZYME CORP. (GENERAL DIVISION) *                                                     8,000                431,600
      IMCLONE SYSTEMS INC. *                                                                 3,800                232,522
      QUINTILES TRANSNATIONAL CORP. *                                                       30,540                484,364
                                                                                                       -------------------
                                                                                                                2,042,348
                                                                                                       -------------------
BUILDING MATERIALS (1.6%)
      MARTIN MARIETTA MATERIALS, INC.                                                       20,000                798,400
                                                                                                       -------------------

CASINOS & GAMBLING (0.5%)
      HARRAH'S ENTERTAINMENT, INC. *                                                         8,100                235,953
                                                                                                       -------------------

CHEMICALS (1.8%)
      ASML HOLDING NV *                                                                     29,260                420,759
      WILSON GREATBATCH TECHNOLOGIES, INC. *                                                16,600                477,250
                                                                                                       -------------------
                                                                                                                  898,009
                                                                                                       -------------------
COMMUNICATIONS TECHNOLOGY (0.2%)
      ADVANCED FIBRE COMMUNICATIONS, INC. *                                                  5,920                110,290
                                                                                                       -------------------

COMPUTER SERVICES, SOFTWARE & SYSTEMS (6.5%)
      CADENCE DESIGN SYSTEMS, INC. *                                                        17,300                365,722
      HNC SOFTWARE, INC. *                                                                  12,390                214,347
      INTUIT, INC. *                                                                        25,500              1,025,610
      MENTOR GRAPHICS CORP. *                                                               13,670                259,183
      PEREGRINE SYSTEMS, INC. *                                                             20,950                302,518
      RATIONAL SOFTWARE CORP. *                                                             16,170                212,151
      RETEK, INC. *                                                                         28,600                581,152
      WIND RIVER SYSTEMS, INC. *                                                            16,600                238,044
                                                                                                       -------------------
                                                                                                                3,198,727
                                                                                                       -------------------

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                             CMC SMALL/MID CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (CONTINUED)
COMPUTER TECHNOLOGY (1.9%)
      NETWORK APPLIANCE, INC. *                                                             28,600              $ 380,380
      SYNOPSYS, INC. *                                                                      11,770                553,190
                                                                                                       -------------------
                                                                                                       -------------------
                                                                                                                  933,570
                                                                                                       -------------------
CONSUMER ELECTRONICS (1.4%)
      ELECTRONIC ARTS, INC. *                                                               13,530                696,254
                                                                                                       -------------------

DRUGS & PHARMACEUTICALS (12.8%)
      ALKERMES, INC. *                                                                      22,640                580,716
      ANDRX GROUP *                                                                         14,300                928,499
      BARR LABORATORIES, INC. *                                                              6,450                469,560
      BIOVAIL CORP. *                                                                       17,200                812,872
      CIMA LABS, INC. *                                                                      5,790                312,950
      GILEAD SCIENCES, INC. *                                                                4,400                276,760
      KING PHARMACEUTICALS, INC. *                                                           8,920                347,791
      MEDICIS PHARMACEUTICAL CORP. (CLASS A) *                                               6,900                398,061
      MEDIMMUNE, INC. *                                                                      7,100                278,604
      PHARMACEUTICAL RESOURCES, INC. *                                                      17,020                583,786
      PRIORITY HEALTHCARE CORP. (CLASS B) *                                                 22,400                647,136
      SEPRACOR, INC.                                                                        12,180                577,819
      WATSON PHARMACEUTICALS, INC. *                                                         2,140                102,035
                                                                                                       -------------------
                                                                                                                6,316,589
                                                                                                       -------------------
EDUCATION SERVICES (1.1%)
      APOLLO GROUP, INC. (CLASS A) *                                                         3,370                136,990
      DEVRY, INC. *                                                                          3,600                 97,020
      SYLVAN LEARNING SYSTEMS, INC. *                                                       14,700                329,280
                                                                                                       -------------------
                                                                                                                  563,290
                                                                                                       -------------------
ELECTRONICS (1.1%)
      AMPHENOL CORP. (CLASS A) *                                                            11,860                528,363
                                                                                                       -------------------

ELECTRONICS: INSTRUMENTS, GAUGES & METERS (0.2%)
      TEKTRONIX, INC.                                                                        6,050                119,185
                                                                                                       -------------------

ELECTRONICS: SEMI-CONDUCTORS (3.6%)
      ALTERA CORP. *                                                                        15,100                305,020
      CHARTERED SEMICONDUCTOR MANUFACTURING LTD., ADR *                                     13,660                267,190
      LATTICE SEMICONDUCTOR CORP. *                                                         34,240                599,200
      NATIONAL SEMICONDUCTOR CORP. *                                                        11,130                289,157
      TRIQUINT SEMICONDUCTOR, INC. *                                                        16,810                297,201
                                                                                                       -------------------
                                                                                                                1,757,768
                                                                                                       -------------------
FINANCIAL DATA PROCESSING SERVICES (3.8%)
      ADVENT SOFTWARE, INC. *                                                                6,350                244,919
      DST SYSTEMS, INC. *                                                                    9,140                374,283
      GLOBAL PAYMENTS, INC.                                                                 13,820                413,909

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                             CMC SMALL/MID CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (CONTINUED)
      HENRY, JACK & ASSOCIATES, INC.                                                        10,950              $ 270,027
      SUNGARD DATA SYSTEMS, INC. *                                                          23,360                588,672
                                                                                                       -------------------
                                                                                                       -------------------
                                                                                                                1,891,810
                                                                                                       -------------------
FINANCIAL INFORMATION SERVICES (0.9%)
      MOODY'S CORP.                                                                         13,060                453,443
                                                                                                       -------------------

HEALTH CARE SERVICES (3.4%)
      EXPRESS SCRIPTS, INC. *                                                                9,900                405,306
      MCKESSON CORP.                                                                        17,030                629,940
      SHIRE PHARMACEUTICALS GROUP PLC, ADR *                                                14,690                656,643
                                                                                                       -------------------
                                                                                                                1,691,889
                                                                                                       -------------------
HEALTH CARE FACILITIES (7.8%)
      DAVITA, INC. *                                                                        25,620                466,284
      HEALTH MANAGEMENT ASSOCIATES, INC. (CLASS A) *                                        31,190                607,893
      HEALTHSOUTH CORP. *                                                                   73,340                954,887
      LABORATORY CORPORATION OF AMERICA HOLDINGS *                                          10,800                930,960
      TENET HEALTHCARE CORP. *                                                               8,030                461,885
      TRIAD HOSPITALS, INC. *                                                               15,030                404,307
                                                                                                       -------------------
                                                                                                                3,826,216
                                                                                                       -------------------
HEALTH CARE MANAGEMENT SERVICES (7.0%)
      ANTHEM, INC. *                                                                         5,300                221,964
      CAREMARK RX, INC. *                                                                   71,500                958,100
      CERNER CORP. *                                                                         3,910                210,162
      COMMUNITY HEALTH SYSTEMS, INC. *                                                      10,600                265,000
      ECLIPSYS CORP. *                                                                       7,050                 88,055
      TRIGON HEALTHCARE, INC. *                                                              7,100                435,869
      WELLPOINT HEALTH NETWORKS, INC. *                                                     11,310              1,262,083
                                                                                                       -------------------
                                                                                                                3,441,233
                                                                                                       -------------------
IDENTIFICATION CONTROL (1.6%)
      WATERS CORP. *                                                                        21,560                765,164
                                                                                                       -------------------

INSURANCE: MULTI-LINE (1.7%)
      GALLAGHER, ARTHUR J. & CO.                                                            10,200                372,708
      WILLIS GROUP HOLDINGS LTD. *                                                          20,700                482,103
                                                                                                       -------------------
                                                                                                                  854,811
                                                                                                       -------------------
MACHINERY: INDUSTRIAL/SPECIALTY (0.9%)
      ASM INTERNATIONAL NV *                                                                29,000                461,390
                                                                                                       -------------------

MACHINERY: OIL WELL EQUIPMENT & SERVICES (0.7%)
      GLOBAL INDUSTRIES LTD. *                                                              14,030                 99,192
      JOY GLOBAL, INC. *                                                                    15,000                261,750
                                                                                                       -------------------
                                                                                                                  360,942
                                                                                                       -------------------
MANUFACTURED HOUSING (0.2%)
      CLAYTON HOMES, INC.                                                                    6,630                 92,820
                                                                                                       -------------------

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                             CMC SMALL/MID CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (CONTINUED)
MEDICAL & DENTAL SUPPLIES (6.5%)
      BECKMAN COULTER, INC.                                                                 11,100              $ 471,417
      BIOMET, INC.                                                                          43,000              1,311,500
      BOSTON SCIENTIFIC CORP. *                                                             44,450              1,010,793
      ZIMMER HOLDINGS, INC. *                                                               13,210                408,321
                                                                                                       -------------------
                                                                                                                3,202,031
                                                                                                       -------------------
MISCELLANEOUS EQUIPMENT (0.7%)
      GRAINGER, W.W., INC.                                                                   8,070                349,431
                                                                                                       -------------------

OFFSHORE DRILLING (0.3%)
      TRANSOCEAN SEDCO FOREX, INC.                                                           4,650                140,197
                                                                                                       -------------------

PRODUCTION TECHNOLOGY EQUIPMENT (0.2%)
      MILLIPORE CORP.                                                                        1,700                 88,910
                                                                                                       -------------------

RADIO & TV BROADCASTERS (1.4%)
      ENTERCOM COMMUNICATIONS CORP. *                                                       13,750                463,375
      UNIVISION COMMUNICATIONS, INC. (CLASS A) *                                             8,120                203,000
                                                                                                       -------------------
                                                                                                                  666,375
                                                                                                       -------------------
REAL ESTATE INVESTMENT TRUST (1.0%)
      HEALTH CARE PROPERTY INVESTORS, INC.                                                  13,840                515,125
                                                                                                       -------------------

RESTAURANTS (3.2%)
      BRINKER INTERNATIONAL, INC. *                                                         33,240                844,296
      OUTBACK STEAKHOUSE, INC. *                                                            25,600                738,560
                                                                                                       -------------------
                                                                                                                1,582,856
                                                                                                       -------------------
RETAIL (2.7%)
      BARNES & NOBLE, INC. *                                                                13,580                499,065
      MICHAELS STORES, INC. *                                                               16,510                848,119
                                                                                                       -------------------
                                                                                                                1,347,184
                                                                                                       -------------------
SERVICES: COMMERCIAL (4.0%)
      CHOICEPOINT, INC. *                                                                    9,240                395,287
      REPUBLIC SERVICES, INC. (CLASS A) *                                                   20,530                336,282
      ROBERT HALF INTERNATIONAL, INC. *                                                     18,100                373,403
      TETRA TECH, INC. *                                                                    19,500                504,660
      TMP WORLDWIDE, INC. *                                                                 12,660                377,901
                                                                                                       -------------------
                                                                                                                1,987,533
                                                                                                       -------------------
TELECOMMUNICATIONS EQUIPMENT (1.4%)
      POLYCOM, INC. *                                                                       22,200                665,556
                                                                                                       -------------------

TOYS (1.0%)
      MATTEL, INC.                                                                          25,620                484,987
                                                                                                       -------------------

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                             CMC SMALL/MID CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                 SHARES OR PRINCIPAL AMOUNT  VALUE
                                                                                 -----------------------------------------
COMMON STOCKS (CONTINUED)
TRUCKERS (0.5%)
      SWIFT TRANSPORTATION CO., INC. *                                                      13,160              $ 223,588
                                                                                                       -------------------

TOTAL COMMON STOCKS
      (COST $45,189,824)                                                                                       44,975,945
                                                                                                       -------------------

REPURCHASE AGREEMENTS (6.3%)
      J.P. MORGAN SECURITIES, INC.
      2.51% DATED 10/31/2001,
      DUE 11/01/2001 IN THE
      AMOUNT OF $2,175,978.
      COLLATERALIZED AT 102% BY U.S. TREASURY NOTES
      4.75% TO 6.00% DUE
      02/15/2004 TO 11/15/2005                                                         $ 2,175,828              2,175,828
      MERRILL LYNCH 2.51% DATED 10/31/2001, DUE 11/01/2001 IN THE AMOUNT OF
      $990,066.
      COLLATERALIZED AT 102% BY U.S. TREASURY STRIPS
      0.00% TO 11.75% DUE
      05/15/2013 TO 02/15/2031                                                             960,000                960,000

TOTAL REPURCHASE AGREEMENTS
                                                                                                       -------------------
      (COST $3,135,828)                                                                                         3,135,828
                                                                                                       -------------------

TOTAL INVESTMENTS (97.4%)
(COST $48,325,652)                                                                                             48,111,773

OTHER ASSETS LESS LIABILITIES (2.6%)                                                                            1,279,184
                                                                                                       -------------------

NET ASSETS (100.0%)                                                                                          $ 49,390,957
                                                                                                       ===================

*     Non-Income Producing

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (91.9%)
AUSTRALIA (3.5%)
      BHP LTD. (MINING)                                                                     22,600              $ 101,837
      FOSTER'S GROUP LTD. (BEVERAGES)                                                       29,200                 71,329
      NRMA INSURANCE GROUP LTD. (INSURANCE)                                                 51,400                 82,218
      ORIGIN ENERGY LTD. (OIL/GAS)                                                          77,800                118,559
      PERPETUAL TRUSTEES AUSTRALIA LTD.
      (SPECIALTY/OTHER FINANCE)                                                              2,100                 40,298
      QANTAS AIRWAYS LTD. (TRANSPORT)                                                       55,000                109,069
      SUNCORP-METWAY LTD. (BANKS)                                                           13,800                 93,283
      WESFARMERS LTD. (DIVERSIFIED INDUSTRIALS)                                              6,650                 99,996
                                                                                                       -------------------
                                                                                                                  716,589
                                                                                                       -------------------
CANADA (1.6%)
      ALCAN, INC. (MINING)                                                                   1,900                 58,320
      BOMBARDIER, INC. (CLASS B) (ENGINEERING/MACHINERY)                                    15,100                 98,027
      CP HOLDERS HOLDING CO. (INVESTMENT COMPANIES) *                                        3,600                132,101
      FINNING INTERNATIONAL, INC. (ENGINEERING/MACHINERY)                                    4,400                 49,086
                                                                                                       -------------------
                                                                                                                  337,534
                                                                                                       -------------------
DENMARK (0.8%)
      NOVO NORDISK AS (CLASS B) (HEALTH)                                                     2,200                 89,273
      VESTAS WIND SYSTEMS AS (ENGINEERING/MACHINERY)                                         2,200                 69,183
                                                                                                       -------------------
                                                                                                                  158,456
                                                                                                       -------------------
FINLAND (1.7%)
      NOKIA CORP., ADR (INFORMATION TECHNOLOGY
      HARDWARE)                                                                              5,400                110,754
      STORA ENSO OYJ (FORESTRY/PAPER)                                                       12,200                148,340
      UPM-KYMMENE OYJ (FORESTRY/PAPER)                                                       2,700                 87,788
                                                                                                       -------------------
                                                                                                                  346,882
                                                                                                       -------------------
FRANCE (8.5%)
      AVENTIS SA (PHARMACEUTICALS)                                                           1,800                132,533
      BNP PARIBAS (BANKS)                                                                    3,200                266,309
      CARREFOUR SA (FOOD/DRUG RETAILERS)                                                     1,700                 87,045
      GROUPE DANONE SA (FOOD PRODUCERS/PROCESSORS)                                             530                 61,340
      LAFARGE SA (CONSTRUCTION/BUILDING MATERIALS)                                           1,970                175,125
      ORANGE SA (TELECOMMUNICATION SERVICES) *                                              12,600                102,135
      PERNOD-RICARD SA (BEVERAGES)                                                             860                 60,223
      PSA PEUGEOT CITROEN (AUTOMOBILES)                                                      2,300                 93,530
      SODEXHO ALLIANCE SA (SUPPORT SERVICES)                                                 2,400                113,052
      STMICROELECTRONICS NV (INFORMATION TECHNOLOGY
      HARDWARE)                                                                              2,800                 78,316
      TOTAL FINA ELF SA (OIL/GAS)                                                            1,450                203,731
      UNION DU CREDIT-BAIL IMMOBILIER (REAL ESTATE)                                          2,200                114,033
      VINCI SA (CONSTRUCTION/BUILDING MATERIALS)                                             2,400                144,827
      VIVENDI UNIVERSAL SA (MEDIA/PHOTOGRAPHY)                                               2,400                112,187
                                                                                                       -------------------
                                                                                                                1,744,386
                                                                                                       -------------------
                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (CONTINUED)
GERMANY (5.7%)
      ALLIANZ AG (INSURANCE)                                                                   720              $ 169,772
      ALTANA AG (PHARMACEUTICALS)                                                            1,600                 74,935
      BAYER AG (CHEMICALS)                                                                   2,900                 86,194
      BAYERISCHE MOTOREN WERKE (BMW) AG (AUTOMOBILES)                                        2,900                 86,298
      BEIERSDORF AG (PERSONAL CARE/HOUSEHOLD PRODUCTS)                                       1,100                123,792
      DAIMLERCHRYSLER AG (AUTOMOBILES)                                                       2,500                 86,500
      DEUTSCHE BANK AG (BANKS)                                                               1,660                 92,383
      DEUTSCHE POST AG (SUPPORT SERVICES)                                                    8,250                118,591
      DEUTSCHE TELEKOM AG (TELECOMMUNICATION SERVICES)                                       2,100                 32,513
      MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT AG
      (INSURANCE)                                                                              465                122,921
      SCHERING AG (PHARMACEUTICALS)                                                          2,100                108,472
      SIEMENS AG (ELECTRONIC/ELECTRICAL EQUIPMENT)                                           1,575                 76,360
                                                                                                       -------------------
                                                                                                                1,178,731
                                                                                                       -------------------
IRELAND (1.2%)
      CRH PLC (CONSTRUCTION/BUILDING MATERIALS)                                              8,000                123,932
      ELAN CORP. PLC, ADR (PHARMACEUTICALS) *                                                2,900                132,385
                                                                                                       -------------------
                                                                                                                  256,317
                                                                                                       -------------------
ITALY (4.1%)
      ASSICURAZIONI GENERALI S.P.A (INSURANCE)                                               3,490                 95,714
      AUTOSTRADE S.P.A (TRANSPORT)                                                          15,000                 94,300
      ENI S.P.A (OIL/GAS)                                                                   14,400                180,537
      LUXOTTICA GROUP S.P.A, ADR (HEALTH)                                                    8,200                129,232
      RIUNIONE ADRIATICA DI SICURTA S.P.A (INSURANCE)                                       12,500                150,073
      SAIPEM S.P.A (OIL/GAS)                                                                15,300                 75,653
      UNICREDITO ITALIANO S.P.A (BANKS)                                                     29,200                107,828
                                                                                                       -------------------
                                                                                                                  833,337
                                                                                                       -------------------
JAPAN (23.0%)
      AEON CO., LTD. (GENERAL RETAILERS)                                                    11,000                235,897
      BELLSYSTEM 24, INC. (SUPPORT SERVICES)                                                   250                102,528
      CANON, INC. (ELECTRONIC/ELECTRICAL EQUIPMENT)                                          7,000                203,586
      DAIICHI PHARMACEUTICAL CO., LTD. (PHARMACEUTICALS)                                     5,000                117,438
      EAST JAPAN RAILWAY CO. (TRANSPORT)                                                        36                209,697
      FUJI PHOTO FILM CO., LTD. (MEDIA/PHOTOGRAPHY)                                          5,000                165,026
      HISAMITSU PHARMACEUTICAL CO., INC. (PHARMACEUTICALS)                                   5,000                 86,189
      HITACHI LTD. (ELECTRONIC/ELECTRICAL EQUIPMENT)                                        10,000                 68,216
      HONDA MOTOR CO., LTD. (AUTOMOBILES)                                                    4,000                143,458
      ISETAN CO., LTD. (GENERAL RETAILERS)                                                   9,000                 95,805
      ITO-YOKADO CO., LTD. (GENERAL RETAILERS)                                               2,000                 88,232
      JAPAN OTC EQUITY FUND (INVESTMENT COMPANIES)                                          14,000                 83,160
      JGC CORP. (ENGINEERING/MACHINERY)                                                     15,000                106,613
      KAPPA CREATE CO., LTD. (RESTAURANTS/PUBS/BREWERIES)                                    1,600                 94,375
      KATOKICHI CO., LTD. (FOOD PRODUCERS/PROCESSORS)                                        4,000                 82,023

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (CONTINUED)
      MITSUBISHI ESTATE CO., LTD. (REAL ESTATE)                                             13,000              $ 127,127
      MITSUBISHI HEAVY INDS., LTD. (ENGINEERING/MACHINERY)                                  50,000                168,294
      MITSUI FUDOSAN CO., LTD. (REAL ESTATE)                                                12,000                121,858
      MOSHI MOSHI HOTLINE, INC. (SUPPORT SERVICES)                                             500                 49,835
      NEC CORP. (INFORMATION TECHNOLOGY HARDWARE)                                            3,000                 27,205
      NET ONE SYSTEMS CO., LTD. (INFORMATION TECHNOLOGY
      HARDWARE)                                                                                  7                106,368
      NINTENDO CO., LTD. (LEISURE/ENTERTAINMENT/HOTELS)                                      1,000                154,242
      NIPPON KANZAI CO., LTD. (CONSTRUCTION/BUILDING
      MATERIALS)                                                                             3,000                 47,743
      NIPPON TELEGRAPH & TELEPHONE CORP.
      (TELECOMMUNICATION SERVICES)                                                              22                 90,585
      NIPPONKOA INSURANCE CO., LTD. (INSURANCE)                                             40,000                150,321
      NOMURA HOLDINGS, INC. (SPECIALTY/OTHER FINANCE)                                        9,000                118,378
      NTT DOCOMO, INC. (TELECOMMUNICATION SERVICES)                                              9                122,054
      OLYMPUS OPTICAL CO., LTD. (ELECTRONIC/ELECTRICAL
      EQUIPMENT)                                                                             8,000                118,884
      PIONEER CORP. (ELECTRONIC/ELECTRICAL EQUIPMENT)                                        5,000                 95,993
      RICOH CO., LTD. (ELECTRONIC/ELECTRICAL EQUIPMENT)                                      5,000                 83,330
      ROHM CO., LTD. (INFORMATION TECHNOLOGY HARDWARE)                                       1,000                106,450
      SAIZERIYA CO., LTD. (RESTAURANTS/PUBS/BREWERIES)                                       3,900                158,670
      SEVEN-ELEVEN JAPAN CO., LTD. (GENERAL RETAILERS)                                       5,000                217,720
      SHIMAMURA CO., LTD. (GENERAL RETAILERS)                                                1,000                 60,210
      SHIONOGI & CO., LTD. (PHARMACEUTICALS)                                                 8,000                143,131
      SUMITOMO REALTY & DEVELOPMENT CO., LTD.
      (REAL ESTATE)                                                                         19,000                129,145
      TAKASHIMAYA CO., LTD. (GENERAL RETAILERS)                                             15,000                105,388
      TOKYU CORP. (TRANSPORT)                                                               45,000                202,933
      TOKYU DEPARTMENT STORE CO., LTD.
      (GENERAL RETAILERS) *                                                                 64,000                 69,540
      TOYOTA MOTOR CORP. (AUTOMOBILES)                                                       3,000                 72,791
                                                                                                       -------------------
                                                                                                                4,730,438
                                                                                                       -------------------
KOREA (3.9%)
      HUMAX CO., LTD. (ELECTRONIC/ELECTRICAL EQUIPMENT)                                      8,000                138,069
      HYUNDAI MOTOR CO., LTD. (AUTOMOBILES)                                                  9,000                144,556
      KOREA ELECTRIC POWER CORP. (ELECTRICITY)                                               6,000                 94,517
      PACIFIC CORP. (PERSONAL CARE/HOUSEHOLD PRODUCTS)                                       4,000                277,992
      SAMSUNG ELECTRONICS CO., LTD.
      (ELECTRONIC/ELECTRICAL EQUIPMENT)                                                        400                 53,591
      SAMSUNG ELECTRONICS CO., LTD., GDR
      (ELECTRONIC/ELECTRICAL EQUIPMENT)                                                      3,300                 93,555
                                                                                                       -------------------
                                                                                                                  802,280
                                                                                                       -------------------

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (CONTINUED)
NETHERLANDS (3.9%)
      ASML HOLDING NV (INFORMATION TECHNOLOGY
      HARDWARE) *                                                                            3,500               $ 50,330
      ING GROEP NV (INSURANCE)                                                               3,400                 84,825
      KONINKLIJKE PHILIPS ELECTRONICS NV (ELECTRONIC/
      ELECTRICAL EQUIPMENT)                                                                  5,200                118,211
      RODAMCO NORTH AMERICA NV (INVESTMENT COMPANIES)                                        4,400                173,180
      ROYAL DUTCH PETROLEUM CO. (OIL/GAS)                                                    2,190                111,444
      TPG NV (SUPPORT SERVICES)                                                              6,300                123,243
      UNILEVER NV (CERTIFICATES) (FOOD PRODUCERS/
      PROCESSORS)                                                                            2,500                131,047
                                                                                                       -------------------
                                                                                                                  792,280
                                                                                                       -------------------
NORWAY (0.9%)
      NORSKE SKOGINDUSTRIER ASA (FORESTRY/PAPER)                                             7,400                115,814
      STATOIL ASA (OIL/GAS) *                                                               11,500                 79,632
                                                                                                       -------------------
                                                                                                                  195,446
                                                                                                       -------------------
SPAIN (1.6%)
      GRUPO DRAGADOS SA (CONSTRUCTION/
      BUILDING MATERIALS)                                                                   11,900                144,585
      GRUPO FERROVIAL SA (CONSTRUCTION/
      BUILDING MATERIALS)                                                                    9,800                181,826
                                                                                                       -------------------
                                                                                                                  326,411
                                                                                                       -------------------
SWITZERLAND (6.3%)
      CREDIT SUISSE GROUP (BANKS)                                                            1,400                 51,186
      GIVAUDAN SA (CHEMICALS)                                                                  550                168,414
      LOGITECH INTERNATIONAL SA (INFORMATION
      TECHNOLOGY HARDWARE) *                                                                 5,100                156,166
      NESTLE SA (FOOD PRODUCERS/PROCESSORS)                                                  1,450                301,033
      NOVARTIS AG (PHARMACEUTICALS)                                                          2,980                111,599
      SCHINDLER HOLDING AG (PARTICIPATING CERTIFICATES)
      (ENGINEERING/MACHINERY)                                                                  118                162,957
      SERONO SA (BEARER) (HEALTH)                                                               60                 47,438
      SWISS RE (INSURANCE)                                                                   1,100                113,174
      SYNTHES-STRATEC, INC. (HEALTH)                                                           160                105,041
      UBS AG (BANKS)                                                                         1,800                 83,723
                                                                                                       -------------------
                                                                                                                1,300,731
                                                                                                       -------------------
TAIWAN (0.6%)
      ASE TEST LTD. (ELECTRONIC/ELECTRICAL EQUIPMENT) *                                      5,400                 44,442
      TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD., ADR
      (INFORMATION TECHNOLOGY HARDWARE) *                                                    5,400                 69,714
                                                                                                       -------------------
                                                                                                                  114,156
                                                                                                       -------------------
UNITED KINGDOM (24.0%)
      ABBEY NATIONAL PLC (BANKS)                                                             4,800                 71,413
      AMDOCS LTD. (SOFTWARE/COMPUTER SERVICES) *                                             1,700                 44,387

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                      SHARES                 VALUE
                                                                                 ------------------    -------------------
COMMON STOCKS (CONTINUED)
      AMEC PLC (CONSTRUCTION/BUILDING MATERIALS)                                            16,200               $ 97,773
      AMVESCAP PLC (SPECIALTY/OTHER FINANCE)                                                 6,000                 71,552
      BAE SYSTEMS PLC (AEROSPACE/DEFENSE)                                                   21,800                105,891
      BARCLAYS PLC (BANKS)                                                                   7,100                213,740
      BARRATT DEVELOPMENTS PLC (REAL ESTATE)                                                18,100                 85,023
      BERKELEY GROUP PLC, THE (REAL ESTATE)                                                  6,500                 49,628
      BG GROUP PLC (OIL/GAS)                                                                34,000                128,685
      BP PLC, ADR (OIL/GAS)                                                                  4,220                203,995
      BRITISH TELECOMMUNICATIONS PLC
      (TELECOMMUNICATION SERVICES)                                                          20,000                101,220
      BUNZL PLC (SUPPORT SERVICES)                                                          11,900                 74,417
      CAPITA GROUP PLC (SUPPORT SERVICES)                                                   15,400                 97,424
      CENTRICA PLC (GAS DISTRIBUTION)                                                       31,500                100,326
      COMPASS GROUP PLC (LEISURE/ENTERTAINMENT/
      HOTELS)                                                                               21,172                154,415
      DE LA RUE PLC (SUPPORT SERVICES)                                                      14,500                108,706
      DEBENHAMS PLC (GENERAL RETAILERS)                                                     21,100                110,470
      DIAGEO PLC (BEVERAGES)                                                                 7,300                 72,882
      EASYJET AIRLINE CO. (TRANSPORT) *                                                     22,900                125,222
      GLAXOSMITHKLINE PLC (PHARMACEUTICALS)                                                 13,200                355,143
      HANSON PLC (CONSTRUCTION/BUILDING MATERIALS)                                          15,700                107,542
      HSBC HOLDINGS PLC (BANKS)                                                             11,200                122,732
      INTERNATIONAL POWER PLC (ELECTRICITY) *                                               31,000                 99,635
      LEGAL & GENERAL GROUP PLC (LIFE ASSURANCE)                                            48,300                106,067
      NATIONAL GRID GROUP PLC (ELECTRICITY)                                                 13,100                 92,971
      NEXT PLC (GENERAL RETAILERS)                                                          10,700                135,226
      RECKITT BENCKISER PLC (PERSONAL CARE/
      HOUSEHOLD PRODUCTS)                                                                    9,800                136,822
      RIO TINTO PLC (MINING)                                                                 8,800                142,825
      ROYAL BANK OF SCOTLAND GROUP PLC (BANKS)                                               7,791                186,388
      SCOTTISH AND SOUTHERN ENERGY PLC (ELECTRICITY)                                         9,800                 94,065
      SEVERN TRENT PLC (WATER)                                                               6,300                 65,372
      SHELL TRANSPORT & TRADING CO. PLC (OIL/GAS)                                           18,400                137,811
      SHELL TRANSPORT & TRADING CO., ADR (OIL/GAS)                                             800                 35,640
      SHIRE PHARMACEUTICALS GROUP PLC (PHARMACEUTICALS) *                                   13,700                199,241
      SMITH & NEPHEW PLC (HEALTH)                                                           20,000                112,491
      ST. JAMES'S PLACE CAPITAL PLC (LIFE ASSURANCE)                                        20,400                 94,938
      TESCO PLC (FOOD/DRUG RETAILERS)                                                       41,000                144,595
      VODAFONE GROUP PLC (TELECOMMUNICATION SERVICES)                                      158,428                366,342
      WILLIAM MORRISON SUPERMARKETS PLC
      (FOOD/DRUG RETAILERS)                                                                 38,900                114,277
      WPP GROUP PLC (MEDIA/PHOTOGRAPHY)                                                      8,400                 76,046
                                                                                                       -------------------
                                                                                                                4,943,338
                                                                                                       -------------------
                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                 SHARES OR PRINCIPAL AMOUNT  VALUE
                                                                                 -----------------------------------------
COMMON STOCKS (CONTINUED)
UNITED STATES (0.6%)
      RESMED, INC. (HEALTH) *                                                                2,100              $ 117,180
                                                                                                       -------------------

TOTAL COMMON STOCKS
      (COST $20,511,765)                                                                                       18,894,492
                                                                                                       -------------------

PREFERRED STOCKS (0.7%)
GERMANY
      FRESENUIS AG (HEALTH)                                                                    930                 74,967
      WELLA AG (PERSONAL CARE/HOUSEHOLD PRODUCTS)                                            1,350                 62,072
                                                                                                       -------------------
TOTAL PREFERRED STOCKS                                                                                            137,039
                                                                                                       -------------------
      (COST $177,525)

REPURCHASE AGREEMENT (3.5%)
      J.P. MORGAN SECURITIES, INC.
      2.51% DATED 10/31/2001,
      DUE 11/01/2001 IN THE
      AMOUNT OF $729,182.
      COLLATERALIZED AT 102% BY U.S. TREASURY NOTES
      4.75% TO 6.00% DUE
      02/15/2004 TO 11/15/2005
      (COST $729,132)                                                                    $ 729,132                729,132
                                                                                                       -------------------

TOTAL INVESTMENTS (96.1%)
(COST $21,418,422)                                                                                             19,760,663

OTHER ASSETS LESS LIABILITIES (3.9%)                                                                              792,527
                                                                                                       -------------------

NET ASSETS (100.0%)                                                                                          $ 20,553,190
                                                                                                       ===================

*     Non-Income Producing

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

October 31, 2001
(In thousands except Net Asset Value)
                                                                             CMC                CMC                 CMC
                                                                          Small Cap        Small/Mid Cap       International
                                                                            Fund                Fund            Stock Fund
                                                                       ----------------   -----------------   ----------------
ASSETS:
  Investments at cost ...........................................            $ 288,661            $ 48,326           $ 21,419
  Investments at cost - federal income tax purposes .............            $ 293,702            $ 49,221           $ 21,567
                                                                       ----------------   -----------------   ----------------
  Investments at value...........................................            $ 296,732            $ 48,112           $ 19,761
  Cash...........................................................                    -                   -                 50
  Cash denominated in foreign currencies (cost $691) ............                    -                   -                685
  Receivable for:
Investments sold.................................................                2,053               2,267                  -
Capital stock sold...............................................                3,200                   -                  -
Dividends........................................................                   21                   9                 53
Interest.........................................................                   93                  12                  2
Foreign tax reclaim .............................................                    -                   -                 54
Expense reimbursement............................................                    -                  13                  -
                                                                       ----------------   -----------------   ----------------
  Total assets...................................................              302,099              50,413             20,605
                                                                       ----------------   -----------------   ----------------

LIABILITIES:
  Payable for:
Investments purchased............................................               18,290                 946                  -
Capital stock redeemed...........................................                   32                   -                  -
Investment management fee .......................................                  167                  32                 13
Other accrued expenses ..........................................                   89                  44                 39
                                                                       ----------------   -----------------   ----------------
   Total liabilities.............................................               18,578               1,022                 52
                                                                       ----------------   -----------------   ----------------

NET ASSETS.......................................................            $ 283,521            $ 49,391           $ 20,553
                                                                       ================   =================   ================

NET ASSETS consist of:
    Paid-in capital .............................................            $ 332,559            $ 61,873           $ 25,785
    Undistributed net investment income..........................                    -                   -                 69
    Undistributed net accumulated losses from
      investment transactions....................................              (57,109)            (12,268)            (3,637)
    Unrealized appreciation (depreciation) on:
Investments......................................................                8,071                (214)            (1,658)
Translation of assets and liabilities in foreign currencies......                    -                   -                 (6)
                                                                       ----------------   -----------------   ----------------

NET ASSETS.......................................................            $ 283,521            $ 49,391           $ 20,553
                                                                       ================   =================   ================

Shares of capital stock outstanding..............................               64,317               6,171              1,972
                                                                       ================   =================   ================
Net asset value, offering and
   redemption price per share....................................               $ 4.41              $ 8.00            $ 10.42
                                                                       ================   =================   ================

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
(In thousands)

                                                                             CMC                 CMC                 CMC
                                                                          Small Cap         Small\Mid Cap       International
                                                                             Fund                Fund             Stock Fund
                                                                       -----------------  -------------------  -----------------
                                                                                          December 1, 2000 *
                                                                          Year ended           through            Year ended
                                                                       October 31, 2001    October 31, 2001    October 31, 2001
                                                                       -----------------  -------------------  -----------------
NET INVESTMENT INCOME:
     Income:
         Interest......................................................         $ 1,100                $ 176               $ 67
         Dividends.....................................................             337                   76                299
         Foreign withholding tax on dividend income ...................               -                    -                (37)
                                                                       -----------------  -------------------  -----------------
             Total income..............................................           1,437                  252                329
                                                                       -----------------  -------------------  -----------------

       Expenses:
         Investment management fees ...................................           1,805                  343                159
         Custodian fees................................................              52                   33                 43
         Legal, insurance, and audit fees..............................              36                   29                 42
         Registration and filing fees..................................              52                   12                  1
         Transfer agent fees...........................................              18                   16                 18
         Trustees' fees................................................               8                    2                  1
         Other expenses ...............................................               2                    6                  4
                                                                       -----------------  -------------------  -----------------
             Total expenses............................................           1,973                  441                268
         Expense reimbursements .......................................               -                  (77)                 -
                                                                       -----------------  -------------------  -----------------
             Net expenses..............................................           1,973                  364                268
                                                                       -----------------  -------------------  -----------------
     Net investment income (loss)......................................            (536)                (112)                61
                                                                       -----------------  -------------------  -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS:
     Net realized gain (loss) from:
         Investment transactions.......................................         (56,978)             (12,271)            (3,620)
         Foreignncurrency transactions.................................               -                    -                  8
                                                                       -----------------  -------------------  -----------------

         Net realized loss.............................................         (56,978)             (12,271)            (3,612)
                                                                       -----------------  -------------------  -----------------

     Change in net unrealized appreciation or depreciation on:
         Investments...................................................         (26,584)                (214)            (1,892)
         Translation of assets and liabilities in foreign currencies...               -                    -                 (3)
                                                                       -----------------  -------------------  -----------------
         Change in net unrealized appreciation or depreciation.........         (26,584)                (214)            (1,895)
                                                                       -----------------  -------------------  -----------------

     Net realized and unrealized loss on investments...................         (83,562)             (12,485)            (5,507)
                                                                       -----------------  -------------------  -----------------

NET DECREASE RESULTING
     FROM OPERATIONS...................................................       $ (84,098)           $ (12,597)          $ (5,446)
                                                                       =================  ===================  =================

* Inception of operations

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In thousands)

                                                       CMC Small Cap               CMC Small/           CMC International Stock
                                                           Fund                   Mid Cap Fund                  Fund
                                               ------------------------------  ----------------------------------------------------
                                                  Year ended October 31,        December 1, 2000 *      Year ended October 31,
                                               ------------------------------        Through         ------------------------------
                                                   2001            2000         October 31, 2001         2001            2000
                                               --------------  --------------  --------------------  --------------  --------------
Operations:
     Net investment income (loss)..............       $ (536)       $ (1,300)               $ (112)           $ 61            $ 50
     Net realized gain (loss) from:
     Investment transactions...................      (56,978)        155,799               (12,271)         (3,620)          3,788
     Foreign currency transactions.............            -               -                     -               8             (99)
     Change in net unrealized appreciation or
       depreciation on:
     Investments...............................      (26,584)        (16,239)                 (214)         (1,892)         (5,223)
     Translation of assets and liabilities
     in foreign currencies.....................                    -              -                         -   (3)              5
                                               --------------  --------------  --------------------  --------------  --------------
     Net increase (decrease)
          resulting from operations............      (84,098)        138,260               (12,597)         (5,446)         (1,479)

Distributions to shareholders:
     From net realized gain from
          investment transactions..............     (128,856)        (31,229)                    -          (3,805)         (2,822)

Net capital share transactions.................      237,995         (88,680)               61,988           6,829          (3,216)
                                               --------------  --------------  --------------------  --------------  --------------

Net increase (decrease) in net assets..........       25,041          18,351                49,391          (2,422)         (7,517)

NET ASSETS:
     Beginning of period ......................      258,480         240,129                     -          22,975          30,492
                                               --------------  --------------  --------------------  --------------  --------------

     End of period ............................    $ 283,521       $ 258,480              $ 49,391        $ 20,553        $ 22,975
                                               ==============  ==============  ====================  ==============  ==============

* Inception of operations
                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       Significant accounting policies:

CMC Small Cap Fund, CMC Small/Mid Cap Fund and CMC International Stock Fund (the Funds) are portfolios of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust has established five other portfolios, CMC Strategic Equity Fund, CMC Fixed Income Securities Fund, CMC High Yield Fund, CMC International Bond Fund and CMC Short Term Bond Fund, which are not included in these financial statements. The CMC Small/Mid Cap Fund began operations on December 1, 2000. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. Following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by each Fund in the preparation of its financial statements.

Investment valuation. Securities are valued based on the last sales prices reported by the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements. The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Investment transactions. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment income and expenses. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and each Fund bears expenses incurred specifically on its behalf as well as a portion, based on net assets, of general expenses incurred on behalf of the Trust and its underlying portfolios.

Forward currency exchange contracts. The CMC International Stock Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the US dollar value of the portfolio securities denominated in a foreign currency. Contracts are valued at the prevailing forward exchange rate of the underlying currencies. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in the net realized gains or losses from foreign currency transactions. Fluctuations in the value of forward currency contracts are recorded for financial reporting purposes as unrealized gains or losses. The Fund could be exposed to risks if counterparties to the forward contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The effect of any change in the value of a hedged foreign currency would be offset by the corresponding change (resulting from a change in exchange rates) in value of the securities denominated in that currency. Net realized gains arising from such transactions for the year ended October 31, 2001, amounted to $4,428 and is included in realized gain from foreign currency transactions. As of October 31, 2001, the Fund had no outstanding forward currency contracts.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       Significant accounting policies, continued:

Foreign currency translations. The books and records of the CMC International Stock Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the daily rates of exchange on the valuation date. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The CMC International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices on investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Use of estimates. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and distributions to shareholders. Dividends from net investment income are declared and paid annually. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with the requirements of the Internal Revenue Code.

Federal income taxes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner which results in no tax to the Funds. Therefore, no federal income or excise tax provision is required.

Foreign capital gains taxes. Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 30%. The Funds provide for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Other. As of October 31, 2001, CMC International Stock Fund held 92% of its net assets in equity securities of companies in countries other than the United States. While the Fund investments are not limited as to market capitalization, 94% of the portfolio, based on market value, were in companies considered to be large and well established, based on standards of the applicable country or foreign market.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. Transactions with affiliates and related parties:

The amounts of fees and expenses described below are shown on each Fund's statement of operations.

Columbia Management Co. (CMC) is the investment adviser of the Funds. CMC is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

Investment management fees are paid monthly to CMC by each Fund. The fees are based on an annual rate of 0.75 of 1% of average daily net assets.

For the period December 1, 2000 through October 31, 2001, and through the years ending October 31, 2004, CMC has contractually agreed to reimburse ordinary expenses of the Small/Mid Cap Fund, to the extent that these expenses, together with the advisory fee, exceed 0.80% of the Fund's average daily net assets.

Trustees' fees and expenses are paid directly by each Fund to trustees having no affiliation with the Funds other than in their capacity as trustees. Other officers and trustees received no compensation from the Funds.

Columbia Trust Company (CTC), an affiliate of CMC and indirect wholly-owned subsidiary of Fleet, is the transfer agent for the Funds. CTC is compensated based on a per account fee or minimum of $1,500 per month.


3.  Federal income tax:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, deferral of losses from wash sales, passive foreign investment companies (PFIC), in-kind redemptions and non-taxable dividends. At October 31, 2001, for federal income tax purposes, the unused capital loss carryforwards that expire in 2009 and unrealized appreciation (depreciation), excluding short term investments, were as follows:

                                        Net Capital                                                     Net
                                            Loss            Unrealized          Unrealized         Appreciation
                                       Carryforwards       Appreciation       (Depreciation)       (Depreciation)
                                      ----------------    ---------------   -------------------   ---------------
CMC Small Cap Fund............           $ 52,068,024       $ 23,859,856         $ (20,821,874)      $ 3,037,982
CMC Small/Mid Cap Fund *......             11,372,398          2,903,212            (4,012,374)       (1,109,162)
CMC International Stock Fund..              3,488,300            616,414            (2,422,549)       (1,806,135)

* For the period December 1, 2000 (inception of operations) through October 31, 2001.

On December 8, 2000, capital gain distributions were paid to shareholders of record on December 7, 2000. The following distributions were designated as long-term gains:

CMC Small Cap Fund.....................        $ 42,125,631
CMC International Stock Fund...........           3,805,346

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.  Federal income tax, continued:

For the year ended October 31, 2001, permanent items identified and reclassified among the components of net assets are as follows:

                                   Undistributed     Undistributed
                                   Net Investment    Net Realized        Paid-In
                                        Income       Gains (Losses)      Capital
                                  ---------------   ---------------   ---------------
CMC Small Cap Fund.............      $ 535,747      $ 1,406,301        $ (1,942,048)
CMC Small/Mid Cap Fund *.......        112,466            3,122             (11,588)
CMC International Stock Fund...          7,650           (7,950)                  -


4.  Investment transactions:

For the year ended October 31, 2001, purchases and sales of long-term securities, and net realized losses, were as follows:

                                                                          Realized
                                     Purchases           Sales            Losses
                                  ---------------   ---------------   ---------------
CMC Small Cap Fund.............     $ 468,814,983     $ 349,462,669    $ (56,978,385)**
CMC Small/Mid Cap Fund *.......       134,889,138        77,428,512      (12,270,802)
CMC International Stock Fund...        26,573,827        22,830,335       (3,620,309)

* For the period December 1, 2000 (inception of operations) through October 31, 2001.
**Includes a net loss of $1,389,258 from a redemption in kind which is exempt for federal income tax purposes. The amount also includes proceeds of $1,125,617 from shareholder class action suits related to securities held.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Capital stock activity:

At October 31, 2001, each Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                                             CMC Small/
                                             CMC Small Cap Fund             Mid Cap Fund         CMC International Stock Fund
                                      --------------------------------    ----------------    -----------------------------
                                            Year Ended October 31,        December 2, 2000 *        Year Ended October 31,
                                      --------------------------------        through         -----------------------------
                                           2001               2000        October 31, 2001          2001           2000
                                      -------------      -------------    ----------------    ------------- ---------------
Shares:
  Shares sold....................       39,257,493          7,021,087         6,370,886           359,392       1,392,510
  Shares reinvested for dividends
    and distributions............       21,433,664          1,829,474                 -           287,630         132,493
                                      -------------       ------------    -----------------    ------------  --------------
                                        60,691,157          8,850,561         6,370,886           647,022       1,525,003
  Shares redeemed................      (10,135,991)       (12,757,166)         (200,050)          (93,552)     (1,813,809)
                                      -------------       ------------    -----------------    ------------  --------------
  Net increase (decrease)........       50,555,166         (3,906,605)        6,170,836           553,470        (288,806)
                                      =============       ============    =================    ============  ==============

Amounts:
  Sales .........................    $ 201,524,146      $ 122,730,857     $  63,886,904 (1)   $ 4,186,828    $ 27,764,989
  Reinvestment of dividends
       and distributions.........      128,601,986         31,229,115                 -         3,805,346       2,822,106
                                      -------------      -------------    ----------------     ------------  --------------
                                       330,126,132        153,959,972        63,886,904         7,992,174      30,587,095
     Less redemptions............      (92,130,796) (2)  (242,640,215) (2)    (1,898,801)      (1,162,772)    (33,803,239)
                                      -------------      -------------    ----------------     ------------  --------------
     Net increase (decrease).....    $ 237,995,336      $ (88,680,243)    $  61,988,103       $ 6,829,402    $ (3,216,144)
                                      =============      =============    ================     ============  ==============

(1)  Includes $20,397,942 of securities in an in-kind transfer.
(2) Includes $42,964,973 and $92,177,577 for the years ending October 31, 2001 and 2000 respectively, from the delivery of securities in in-kind redemptions.
* Inception of operations.


6.  Subsequent event:

On December 7, 2001, the CMC Small Cap Fund paid a capital gains distributions to the shareholders of record on December 6, 2001 in the amount of $74,803.

                        Report of Independent Accountants


To the Trustees and Shareholders of
CMC Fund Trust


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC Small Cap Fund, CMC Small/Mid Cap Fund and CMC International Stock Fund (the Funds), three of the portfolios of CMC Fund Trust, at October 31, 2001, the results of operations of CMC Small Cap Fund and CMC International Stock Fund for the year then ended, the changes in the net assets of CMC Small Cap Fund and CMC International Stock Fund for each of the two years in the period then ended, the financial highlights of CMC Small Cap Fund and CMC International Stock Fund for each of the five years in the period then ended, and the results of operations, changes in net assets and the financial highlights of CMC Small/Mid Cap Fund for the period December 1, 2000 (inception) to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.






/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Portland, Oregon
December 7, 2001

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                   [BIRD LOGO]
                                    Columbia


                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                           CMC INTERNATIONAL BOND FUND






         CMC Fixed Income Securities Fund, CMC High Yield Fund and CMC International Bond Fund (each a "Fund" and together the "Funds") are portfolios of CMC Fund Trust. The Fixed Income Securities Fund seeks a high level of current income by investing in a broad range of domestic investment-grade Fixed Income Securities with intermediate to long-term maturities. The High Yield Fund seeks to provide investors a high level of current income by investing in below-investment grade securities, commonly known as "junk bonds." The International Bond Fund seeks to provide investors a high level of current income, consistent with capital preservation by investing primarily in Fixed Income Securities of issuers from around the world.






         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.







                                December 21, 2001

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY...........................................................3
     OVERVIEW.................................................................3
     INVESTMENT STRATEGY......................................................3
     INFORMATION ABOUT THE FUNDS..............................................4
     CMC FIXED INCOME SECURITIES FUND.........................................4
         Goal     ............................................................4
         Strategy ............................................................4
         Principal Risk Factors...............................................5
         Historical Performance...............................................5
         Expenses ............................................................5
         Financial Highlights.................................................7
     CMC HIGH YIELD FUND......................................................8
         Goal     ............................................................8
         Strategy ............................................................8
         Principal Risk Factors...............................................8
         Historical Performance...............................................9
         Expenses ...........................................................10
         Financial Highlights................................................11
     CMC INTERNATIONAL BOND FUND.............................................12
         Goal     ...........................................................12
         Strategy ...........................................................12
         Principal Risk Factors..............................................14
         Historical Performance..............................................14
         Expenses ...........................................................14
         Financial Highlights................................................16
MANAGEMENT...................................................................16
INFORMATION ABOUT YOUR INVESTMENT............................................17
         Your Account........................................................17
                           Buying Shares.....................................17
                           Selling Shares....................................18
                           Pricing of Shares.................................18
         Distribution and Taxes..............................................18
                           Income and Capital Gains Distributions............18
                           Tax Effect of Distributions and Transactions......19
MORE ABOUT THE FUNDS.........................................................19
         Investment Strategy.................................................19
                           Fixed Income Securities Fund and High Yield Fund..20
                           International Bond Fund...........................21
SUMMARY OF PRINCIPAL RISKS...................................................22
         Other Risks.........................................................25
                           Zero-Coupon Securities............................25
                           Liquidity Risk....................................25
                           Derivative Risk...................................25
FOR MORE INFORMATION.........................................................27

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

OVERVIEW
--------

         This Prospectus provides important information about the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund begin on the next page. The descriptions provide the following information about each Fund:

         o        GOAL
         o        STRATEGY
         o        PRINCIPAL RISK FACTORS
         o        HISTORICAL PERFORMANCE
         o        EXPENSES
         o        FINANCIAL HIGHLIGHTS

INVESTMENT STRATEGY
-------------------

         Columbia Management Co., the investment adviser for the Funds ("CMC" or "Adviser") utilizes a top down analysis to evaluate the macro economic and investment environment. Through this process the Adviser is able to determine the emphasis to be placed on the different types of securities in which a Fund may invest (for example, corporate bonds, Treasuries or mortgage pass through securities) and the desired levels of average quality, maturity and duration of the Fund portfolio. This approach is intended to uncover opportunities that offer long-term financial reward. After determining what industries and market sectors to invest in, the Adviser conducts intensive, fundamental bottom up research to identify attractive individual securities within the targeted industries and market sectors or in the case of the International Bond Fund, attractive regions, countries and industries in which to invest. Both types of analysis, however, play an integral role in the investment process, and are explained in greater detail under "MORE ABOUT THE FUNDS, INVESTMENT STRATEGY" in this Prospectus.

         As used in this Prospectus, the term "Fixed Income Securities," includes:

         o securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");
         o corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
         o    mortgage-backed and other asset-backed securities;
         o inflation-indexed bonds issued both by governments and corporations;
         o structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         o    delayed funding loans and revolving credit facilities;
         o bank certificates of deposit, fixed time deposits and bankers' acceptances;

         o    repurchase agreements and reverse repurchase agreements;
         o debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
         o obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities

INFORMATION ABOUT THE FUNDS
---------------------------

                        CMC FIXED INCOME SECURITIES FUND

GOAL
----

What are the Fund's Investment Goals?

                  The Fund seeks to provide investors a high level of current income consistent with capital preservation.

STRATEGY
--------

What investment strategies does the Fund use to pursue these goals?


                  The Fund intends to invest in a broad range of debt securities with intermediate to long-term maturities. Under normal market conditions, the Fund will invest at least 80% of its total asset value in domestic investment-grade Fixed Income Securities. A Fixed Income Security is considered investment grade if it is rated either AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or judged by the Adviser to be of comparable quality, if unrated, to the categories listed above.


--------------------------------------------------------------------------------
                  A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS
                  IS CONTAINED IN THE FUND'S STATEMENT OF
                  ADDITIONAL INFORMATION.
--------------------------------------------------------------------------------


                  In selecting debt securities for the Fund, the Adviser uses a top-down approach to determine sector emphasis between different types of securities (for example, corporate bonds, U.S. Government obligations, or mortgage obligations). Using this approach, the Adviser evaluates and shifts emphasis between the desired levels of average quality, maturity, and duration of the Fund's portfolio and the types of debt securities in which to invest based on the current economic and market environment. This analysis is intended to give the Adviser a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long term.


                  The Fund may invest its assets in other investments and utilize investment techniques including, but not limited to, derivative securities such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the

         Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

PRINCIPAL RISK FACTORS
----------------------

What are the principal risk factors of investing in the Fund?

                  Investing in the Fund involves certain risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio, yield and total return.

             o Interest rate risk refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
             o Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due.
             o Prepayment risk is the possibility that the value of mortgage securities and collateralized mortgage obligations held by the Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages.

                  These risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see the "SUMMARY OF PRINCIPAL RISKS" section under the heading "MORE ABOUT THE FUNDS" for a description of the principal and other risks of investing in the Fund.

HISTORICAL PERFORMANCE
----------------------


How has the Fund historically performed?

                  The Fixed Income Fund commenced performance September 1, 2000. Because it has existed for less than one full calendar year, no historical performance is presented.


EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

--------------------------------------------------------------------------------
         The Fund has no sales charge (load) or 12b-1 distribution fees.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fee Table

         Shareholder transaction fees (fees paid directly               None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)


                  Management Fees                                       0.35%
                  Distribution and/or Service (12b-1) Fees              None
                  Other Expenses                                        0.30%

                           Total Fund Operating Expenses                0.65%
                           Expense Reimbursement                        0.25%(1)
                           Net Expenses                                 0.40%

                  (1) For the fiscal year ended October 31, 2001, CMC
                      contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.40%. CMC has agreed to continue this reimbursement for the next three fiscal years.

--------------------------------------------------------------------------------
                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                     1 Year          3 Years         5 Years        10 Years
                     ------          -------         -------        --------
                      $41             $128            $224            $505

FINANCIAL HIGHLIGHTS
--------------------

                  The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "FINANCIAL STATEMENTS."

                          FIXED INCOME SECURITIES FUND

                                                                          Year Ended            September 1 to
                                                                         October 31,              October 31,
                                                                         -----------              -----------
                                                                             2001                2000 (1) (2)
                                                                             ----                ------------

Net asset value, beginning of period..............................   $          10.02           $          10.00
                                                                      ----------------           ----------------

Income from investment operations:
    Net investment income.........................................               0.65                       0.11
    Net realized and unrealized gains on investments..............               0.81                       0.02
                                                                      ----------------           ----------------
       Total from investment operations...........................               1.46                       0.13
                                                                      ----------------           ----------------

Less distributions:
    Dividends from net investment income..........................             (0.65)                      (0.11)
                                                                      ----------------           ----------------
    Distributions from capital gains                                           (0.00)*                         -
                                                                      ----------------           ----------------
       Total distributions........................................             (0.65)                      (0.11)
                                                                      ----------------           ----------------

Net asset value, end of period....................................   $          10.83           $          10.02
                                                                      ================           ================

Total return......................................................             15.01%                      1.31%(3)

Ratios/Supplemental data
    Net assets, end of period (in thousands)......................   $         28,774           $         10,866
    Ratio of net expenses to average net assets (4)...............              0.40%                      0.40%
    Ratio of total expenses to average net assets (4).............              0.65%                      1.46%
    Ratio of net income to average net assets.....................              6.14%                      6.57%
    Portfolio turnover rate.......................................               140%                       103%

(1)  From inception of operations.
(2)  Ratios and portfolio turnover rates are annualized.
(3)  Not annualized.
(4) For the periods ended October 31, 2000 and 2001, through October 31, 2004, the investment adviser contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisory fee, exceed 0.40% of the Fund's average daily net assets.
*Amount represents less than $0.01 per share.

                               CMC HIGH YIELD FUND

GOAL
----

What are the Fund's Investment Goals?

                  The Fund seeks to provide investors a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

STRATEGY
--------

What investment strategies does the Fund use to pursue these goals?

                  The Fund invests primarily in non-investment grade corporate debt obligations, commonly referred to as "junk bonds." Under normal market conditions, the Fund invests at least 80% of its total assets in high yield corporate debt obligations rated Ba or B by Moody's Investors Services, Inc. ("Moody's") or BB or B by Standard and Poor's Corporation ("S&P"). The Fund will not invest in fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of the Fund's total assets in securities with Caa or CCC ratings.

--------------------------------------------------------------------------------
                   By concentrating on corporate debt obligations rated Ba or B by Moody's or BB or B by S&P, the Fund intends to invest primarily in "upper tier" non-investment grade securities. By emphasizing the "upper tier" of non-investment grade securities, the Fund seeks to provide investors with access to higher yielding bonds without assuming all the risk associated with the broader "junk bond" market. A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
--------------------------------------------------------------------------------

                  In selecting securities for the Fund, the Adviser conducts an ongoing evaluation of the economic and market environment. Such an analysis helps the Adviser anticipate how economic and market change, like movement in interest rates, inflation, government regulation and demographics, may affect certain industries and specific market sectors within those industries, and thereby the companies making up that industry or market sector. After determining what industries and market sectors to invest in, the Adviser conducts intensive, fundamental research and analysis to identify attractive individual securities within the targeted industries and market sectors. This analysis is intended to give the Adviser a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long term.

PRINCIPAL RISK FACTORS
----------------------

What are the principal risks of investing in the Fund?

         The fixed income securities held in the Fund's investment portfolio are subject to:

                  o Interest rate risk which refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
                  o Credit risk which refers to the ability of an issuer of a bond to meet interest and principal payments when due. The non-investment grade securities primarily purchased by the Fund are subject to greater credit risk than investments in higher quality, lower yielding bonds.

                  Both of these risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see the "SUMMARY OF PRINCIPAL RISKS" section under the heading "MORE ABOUT THE FUNDS" for a description of the principal and other risks of investing in the Fund.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?


                  The bar chart and table below illustrate the Fund's annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of the Merrill Lynch Intermediate BB Index (the "Index"). The Index is a market weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1-10 years. The Index does not reflect any deduction for fees or expenses. Both the bar chart and the table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

                                 High Yield Fund

         [GRAPHIC OMITTED]

         Year-By-Year Total Return As Of 12/31 Each Year


               1995       19.86%
               1996        9.70%
               1997       12.12%
               1998        7.33%
               1999        2.35%
               2000        5.36%

         The Fund's year-to-date total return as of 9/30/01 was 1.39%.

         Best Quarter:                  2Q '95         5.72%
         Worst Quarter:                 1Q '00        -0.89%
         ------------------------------ ---------- -----------

                   Average Annual Total Returns As Of 12/31/00

                                                                    Inception
                                              1 Year     5 Years     (7/6/94)
         ----------------------------------- ---------- ----------- ------------
         CMC High Yield Fund                    5.36%     7.32%        8.76%

         ----------------------------------- ---------- ----------- ------------
         Merrill Lynch Intermediate BB Index    1.73%     5.95%        7.74%




EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.

--------------------------------------------------------------------------------
         The Fund has no sales charge (load) or 12b-1 distribution fees.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fee Table

         Shareholder transaction fees (fees paid directly               None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)

                  Management Fees                                       0.40%
                  Distribution and/or Service (12b-1) Fees              None
                  Other Expenses                                        0.04%

                           Total Fund Operating Expenses                0.44%

--------------------------------------------------------------------------------

                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                     1 Year          3 Years         5 Years        10 Years
                     ------          -------         -------        --------
                      $45             $141            $246            $555


FINANCIAL HIGHLIGHTS
--------------------

         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "FINANCIAL STATEMENTS."

                                 High Yield Fund


                                                                             Year Ended October 31,
                                                                             ----------------------
                                                              2001         2000          1999         1998         1997
                                                              ----         ----          ----         ----         ----

Net asset value, beginning of year....................    $   8.30       $ 8.54        $ 8.95      $  9.21      $  8.99
                                                          --------       ------        ------      -------      -------
Income from investment operations:
Net investment income.................................        0.72         0.73          0.74         0.76         0.80
Net realized and unrealized gains (losses)
  on investments......................................       (0.16)       (0.24)        (0.41)       (0.21)        0.32
                                                          --------       ------        ------      -------      -------
     Total from investment operations.................        0.56         0.49          0.33         0.55         1.12
                                                          --------       ------        ------      -------      -------

Less distributions:
Dividends from net investment income..................       (0.72)       (0.73)        (0.74)       (0.76)       (0.80)
Distributions from capital gains......................         -            -           (0.00)*      (0.05)       (0.10)
                                                          --------       ------        ------      -------      -------
     Total distributions..............................       (0.72)       (0.73)        (0.74)       (0.81)       (0.90)
                                                          --------       ------        ------      -------      -------

Net asset value, end of year..........................    $   8.14     $   8.30      $   8.54     $   8.95     $   9.21
                                                          ========       ======        ======      =======      =======

Total return..........................................       6.92%        6.01%         3.75%        6.00%       12.90%

Ratios/Supplemental data
Net assets, end of year (in thousands)................   $ 348,979    $ 319,985     $ 271,551    $ 263,912    $ 119,196
Ratio of expenses to average net assets...............       0.44%        0.43%         0.43%        0.45%        0.45%
Ratio of net investment income to average                    8.63%        8.70%         8.39%        8.28%        8.60%
net assets............................................

Portfolio turnover rate...............................         59%          56%           62%          71%          69%

* Amount represents less than $0.01 per share.

NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.


                           CMC INTERNATIONAL BOND FUND

GOAL
----

What is the Fund's Goal?

                  The Fund seeks to provide investors a high level of current income consistent with a high degree of preservation of capital.

STRATEGY
--------

What investment strategies does the Fund use to pursue this goal?


                  The Fund intends to invest primarily in Fixed Income Securities of issuers from around the world. Generally, the Fund seeks to achieve its goal by investing in debt securities of issuers in at least three foreign countries, including foreign corporate issuers and foreign governments or their subdivisions, agencies, instrumentalities, international agencies and supranational entities. The Fund is not limited as to countries in which it may invest and will invest in the securities of issuers located in developed countries, as well as securities of issuers located in developing countries and countries with emerging securities markets. At times, the portfolio of the Fund may be fully or heavily weighted towards securities of emerging or developing countries. Securities may be denominated in foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. The Fund invests at least 80% of its assets in Fixed Income Securities of foreign issuers. Notwithstanding the broad investment discretion given to the Adviser in this Prospectus, the Fund intends to invest 100% of its assets in dollar denominated Fixed Income Securities, 80% of which will be issued by foreign governments or their subdivisions, agencies, or instrumentalities. The Fund will not deviate from this policy unless such a change is approved by a majority of the trustees of the Fund and shareholders of the Fund receive 30 days' prior written notice.

                  The average portfolio duration of the Fund varies based on the Adviser's forecast for interest rates and, under normal market conditions, is not expected to exceed seven years. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

                  Under normal conditions, the Fund invests substantially all its assets in debt securities rated "B" or higher by Standard & Poors, Inc. ("S&P"), or "B" or higher by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. The Fund will not invest in fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of the Fund's total assets in securities with Caa or CCC ratings. For a discussion of the impact of investing in debt securities rated BB by S&P or Ba by Moody's, see the "Summary of Principal Risks" section under the heading "MORE ABOUT THE FUNDS" in this Prospectus.

                  The Fund may invest its assets in other investments and utilize investment techniques including, but not limited to, derivative securities such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

--------------------------------------------------------------------------------
                  A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS
                  CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL
                  INFORMATION.
--------------------------------------------------------------------------------

                 In selecting securities for the Fund the Adviser conducts an evaluation of the fundamental economic and market factors such as exchange and interest rates, currency trends, credit quality, and political and economic trends to determine which countries to invest in. Generally, the Fund invests in issuers in those countries with improving fundamentals and that are denominated in stable or appreciating currencies. The Adviser will also evaluate the risks and returns for investments in each country based on its analysis of economic and market factors.

                  After selecting the countries to invest in, the Adviser conducts intensive, fundamental research and analysis to identify attractive securities in those countries expected to produce the best return with reasonable risk. This analysis is intended to give the

         Adviser a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long term.

PRINCIPAL RISK FACTORS
----------------------

What are the principal risks of investing in the Fund?

                  Investing in the Fund involves certain risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio, yield and total return.

              o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.
              o Currency or exchange rate risk is the possibility of a decline in the value of a foreign currency versus the U.S. dollar. Such a decline will reduce the dollar value of any securities of the Fund denominated in that currency.
              o Interest rate risk is the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
              o Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due.
              o Non-diversified risk is the risk associated with the Fund's ability to invest a relatively high percentage of its assets in a limited number of issuers.
              o Emerging market risk refers to the increased risk from investing in the securities of issuers based in less developed and developing countries.

                  Any or all of these risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see the "SUMMARY OF PRINCIPAL RISKS" section under the heading "MORE ABOUT THE FUNDS" for a description of the principal and other risks of investing in the Fund.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

                  The International Bond Fund has not commenced operations. Therefore, historical performance for the Fund is not presented.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. The International Bond Fund has not commenced operations, so the annual fund operating expenses are based on estimates for the current fiscal year. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.


--------------------------------------------------------------------------------
         The Fund has no sales charge (load) or 12b-1 distribution fees.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fee Table
         Shareholder transaction fees (fees paid directly               None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)


                  Management Fees                                       0.40%
                  Distribution and/or Service (12b-1) Fees              None
                  Other Expenses(1)                                     1.03%

                           Total Fund Operating Expenses                1.43%
                           Expense Reimbursement                        0.98%(2)
                           Net Expenses                                 0.45%

                  (1) "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its first fiscal year of operation.
                  (2) For the fiscal period ended October 31, 2001, CMC
                      contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.45%. CMC has agreed to continue this reimbursement for the next three fiscal years.

--------------------------------------------------------------------------------

                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                     1 Year          3 Years         5 Years        10 Years
                     ------          -------         -------        --------
                      $46             $144            $252            $567


FINANCIAL HIGHLIGHTS
--------------------


          Since the International Bond Fund has not commenced operations, historical financial information is not presented.




--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

         The Funds' investment adviser is Columbia Management Co., 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("Adviser" or "CMC"). CMC has acted as an investment adviser since 1969.


         The Funds have contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Fund's assets to invest. Under its advisory contract with CMC, the International Bond Fund will pay CMC an annual management fee, expressed as a percentage of average net assets, of 0.40%. For the fiscal year ended October 31, 2001, the High Yield Fund paid CMC an annual management fee, expressed as a percentage of average net assets, of 0.40%, and the Fixed Income Securities Fund paid CMC an annual management fee, expressed as a percentage of average net assets, of 0.35%.


         CMC uses an investment team approach to analyze the macro economic and investment environment and to determine which securities sectors and the desired levels of portfolio quality, duration and maturity to emphasize. Members of the fixed income investment team are responsible for the analysis of particular industries and market sectors within those industries, and for recommendations on individual securities within those industries and market sectors, based upon the investment team's conclusions. In the case of the International Bond Fund, the fixed income investment team shall be responsible for the analysis of particular foreign countries, and the industries and asset types within those foreign countries.


         Mr. Leonard A. Aplet and Mr. Jeffrey L. Rippey will have responsibility for implementing, on a daily basis, the investment strategies for the Fixed Income Securities Fund. Mr. Aplet, a Senior Vice President of Columbia and a Chartered Financial Analyst, joined CMC in 1987. Previously, he was an employee of the Farmers Home Administration (1976-1985). Mr. Aplet received a Master of Business Administration degree from the University of California at Berkeley. A Senior Vice President of CMC and a Chartered Financial Analyst, Mr. Rippey joined Columbia in 1981. Before joining Columbia, Mr. Rippey worked in the Trust Department of Ranier National Bank (1978-1981). Mr. Rippey is a 1978 graduate of Pacific Lutheran University. Mr. Rippey and Mr. Kurt Havnaer will have responsibility for implementing, on a daily basis, the investment strategies for the High Yield Fund. Mr. Rippey has had such responsibility since the Fund's inception in July 1994. Mr. Havnaer assumed responsibility in 2000. Mr. Havnaer, a Vice President of CMC and a Chartered Financial Analyst, joined Columbia in 1996. Previously, Mr. Havnaer was a portfolio manager, analyst and trader with Safeco Asset Management Company. Mr. Havnaer received a Masters of Business Administration degree from Seattle University in 1991. Mr. Rippey and Mr. Aplet will also have responsibility for implementing on a daily basis the investment strategies developed for the International Bond Fund.


--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------

         Buying Shares
         -------------

                  Shares in the Funds are available for purchase by institutional buyers enabling them to invest in a diversified portfolio of foreign debt securities, high quality fixed income securities and lower-rated fixed income securities in a pooled environment, rather than purchasing securities on an individual basis.

                  If you want to invest directly in a Fund, contact a CMC representative at 1-800-547-1037. In addition, CMC, in its role as a discretionary investment adviser, may allocate a portion of a client's investment portfolio into the Funds. If such investment is for the benefit of an employee benefit plan, an independent fiduciary for a CMC client account, after careful review of this Prospectus, including a Fund's expenses and consistency with the client's written investment guidelines, must approve the investment in the Fund. Upon approving the investment, the independent fiduciary will authorize CMC to invest a portion of the client's portfolio in a Fund, at CMC's discretion, subject to limitations imposed by the independent fiduciary.

--------------------------------------------------------------------------------
                  If CMC is considered to be a fiduciary of your assets, including the account with the Fund, under the Employee Retirement Income Security Act of 1974, certain conditions must be satisfied before assets may be invested in the Fund by CMC on your behalf. See the Statement of Additional Information for more detail.
--------------------------------------------------------------------------------

                  The price for a Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

                  Although none of the Funds has a policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of a Fund.

         Selling Shares
         --------------

                  You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

                  The Funds also reserve the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

         Pricing of Shares
         -----------------


                  The Funds use market value to value their securities as determined by an independent pricing service. If the pricing service is unable to price the security, or the Adviser determines that the price is inaccurate, the Adviser has established procedures to value the Fund securities pursuant to guidelines established by and under the general supervision of the Funds' Board of Trustees. Market values are based on a price between the bid and ask prices. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost.


                  Foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund after a foreign security has been priced, but before the NAV has been calculated, will not generally be used to adjust the NAV calculated that day.

                  Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

DISTRIBUTION AND TAXES
----------------------

         Income and Capital Gains Distributions
         --------------------------------------

                  Income dividends, consisting of net investment income, are declared and paid monthly by the Fixed Income Securities Fund and the High Yield Fund and declared and paid annually by the International Bond Fund. All income dividends paid by the Funds will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in a Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. Each of the Funds generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount distributed will depend on the amount of capital gains realized from the sale of a Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.


         Tax Effect of Distributions and Transactions
         --------------------------------------------

                  The dividends and distributions of the Funds are taxable to most investors, unless the shareholder is exempt from state or federal income taxes or your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them as income. In general, distributions occurring after January 1, 2002 and before December 31, 2002 are taxable as follows:

                 ------------------------------------------------------------------------------------
                 Taxability of Distributions

                 Type of                         Tax Rate for              Tax Rate for
                 Distribution                    15% Bracket or Lower      27% Bracket or Higher
                 ------------                    --------------------      ---------------------
                 Income Dividends                Ordinary Income Rate      Ordinary Income Rate

                 Short Term Capital Gains        Ordinary Income Rate      Ordinary Income Rate

                 Long Term Capital Gains         10%                       20%
                 ------------------------------- ------------------------- --------------------------

                  Each Fund expects that, as a result of its investment objective to achieve current income, its distributions will consist primarily of income dividends. Each year the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

                  The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.

--------------------------------------------------------------------------------
                  Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------

         The specific investment objectives for each Fund are described in the sections titled "Strategy" under the heading "INFORMATION ABOUT THE FUNDS" in this Prospectus.

What follows is an explanation of the overall investment strategies used to achieve each Fund's investment objective. There is no assurance that the Funds will achieve their investment objectives. For information about a Fund's specific investment practices, see the chart on page 32 of the Statement of Additional Information, which is part of this Prospectus.

Fixed Income Securities Fund and High Yield Fund

                  In selecting investments, and to supplement any credit rating analysis supplied by Moody's and S&P, the Adviser uses a top down analysis, supplemented by, in the case of corporate debt securities, a bottom up company analysis. Top down analysis begins with an overall evaluation of the investment environment, which allows the Adviser to determine the specific types of fixed income securities, and desired levels of portfolio quality, maturity and duration to emphasize in a Fund. Factors the Adviser considers in its top down analysis include:

        o         economic growth
        o         inflation
        o         interest rates
        o         federal reserve policy
        o         corporate profits
        o         demographics
        o         money flows.

                  Once individual sectors, types of securities and desired portfolio characteristics have been identified, in the case of corporate debt securities, the Adviser employs fundamental analysis to select individual securities. Fundamental analysis includes the evaluation of:

        o         a company's financial condition
        o         quality of management
        o         industry dynamics
        o         earnings growth and profit margins
        o         sales trends
        o         potential for new product development
        o         financial ratios
        o         investment in research and development.

                  By utilizing this investment process the Adviser strives to anticipate and act upon market change, understand its effect on the risks and rewards of a Fund's securities, and thereby generate consistent, competitive results over the long term.

                  Either Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic or political conditions. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

International Bond Fund
-----------------------

                  In selecting investments, and to supplement the credit rating analysis supplied by Moody's and S&P, the Adviser uses a top down analysis to identify attractive countries, industries, sectors and securities for investment. As part of this approach, the Adviser conducts an evaluation of the global economic and investment environments to anticipate how potential change may influence the prospects for particular global regions, countries and industries in those countries. This is because even small shifts in such macroeconomic factors as interest rates, inflation, government regulation, political activity, flows of capital and international monetary policy can affect the overall economic health of an entire global region or a country, including the industries in that region or country. The Adviser's top down analysis also includes overall evaluation of fundamental global economic and market factors, which allows the Adviser to determine specific foreign countries to invest in. Economic and market factors considered by the Adviser include:

         o        political and economic trends
         o a foreign country's monetary and fiscal policies, and its trade and account balances
         o        interest rates
         o        exchange rates and currency trends
         o        prospects for inflation.

                  Once the Adviser has identified attractive regions, countries and industries to invest in, the Adviser employs fundamental analysis to evaluate the merits of individual sectors (such as corporate, government, asset-backed) and individual securities in those sectors expected to produce the best return with reasonable risk. The Adviser's fundamental analysis includes an evaluation of:

         o        a company's financial condition
         o        quality of management
         o        earnings growth and profit margins
         o        political stability of foreign government
         o        financial ratios
         o        sales trends
         o        creditworthiness of foreign government, issuer or guarantor
         o        long-term economic outlook for foreign country.

                  By using this investment process, the Adviser strives to anticipate and act upon economic and market change, understand its effect on the risks and rewards of Fund securities, and thereby generate consistent, competitive results over the long term.


                  The Fund may, but is not required to, use derivative securities for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indices. Examples of derivative securities include options contracts, futures contracts, options on futures contracts and swap agreements.

         The portfolio manager may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative securities that the Fund may use are described under "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information.


                  The value of the Fund is maintained in U.S. dollars and will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to adverse changes in currency exchange rates (referred to as "hedging"), the Fund may enter into forward currency exchange contracts that in effect lock in a rate of exchange during the period of the forward contract. The Fund will only enter into forward contracts for hedging and not for purposes of speculation. When required by the Investment Company Act or the SEC, the Fund may "cover" its commitment under the forward contracts by segregating cash or liquid, high-grade securities with the Fund's custodian in an amount not less than the value of the Fund's total assets committed to the forward contracts. Under normal market conditions, no more than 25% of the Fund's assets may be committed to currency exchange contracts.

                  The Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund may use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a debt security is purchased or sold and the date on which payment is made or received.

                  The Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, political or economic conditions. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

SUMMARY OF PRINCIPAL RISKS
--------------------------

         The principal risks of investing in a Fund, as stated above in the "Risk/Return Summary," are described in greater detail in this section. These risks are more likely to have a material effect on the Funds than other factors potentially affecting the Funds. The section "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information contains more information about these and other risks.

                  CREDIT RISK refers to the ability of the issuer of a bond to meet interest and principal payments when due. The High Yield Fund and the International Bond Fund may invest in both investment grade and non-investment grade securities, although the High Yield Fund will invest primarily in non-investment grade securities. The Fixed Income Securities Fund may only invest in investment grade securities. Investment grade securities are those issued by the U.S. Government, its agencies, and instrumentalities, as well as those rated as shown below by the following rating agencies:

         -----------------------------------------------------------------------
         Investment-Grade Securities

                                      Long-Term          Short-Term
         Rating Agency                Debt Security      Debt Security

         Standard & Poors (S&P)       At least BBB       At least A-3 or SP-2

         Moody's Investors                               At least Prime-3 or
         Services, Inc. (Moody's)     At least Baa       MIG 4/FMIG4
         ---------------------------- ------------------ -----------------------

         The Funds may also invest in securities unrated by these agencies if CMC determines the security to be of equivalent investment quality to an investment grade security. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds.

                  Generally, higher yielding bonds are rated below investment grade and are subject to greater credit risk than higher quality, lower yielding bonds. High yield bonds, commonly referred to as junk bonds, may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. High yield bonds are often issued by smaller, less creditworthy companies or by companies with substantial debt. Since the price of a high yield bond is generally very sensitive to the financial conditions of the issuer, the market for high yield bonds can behave more like the equity market. Adverse changes in economic conditions, an issuer's financial condition, and increases in interest rates may negatively affect the market for lower-rated debt securities, more than higher-rated debt securities. In addition, the secondary markets for lower-rated securities may be less liquid and less active than markets for higher-rated securities, which may limit the ability of the Fund to sell lower-rated securities at their expected value.

                  The ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See the Fund's Statement of Additional Information for a complete discussion of bond ratings.

                  INTEREST RATE risk refers to the possibility that the value of a Fund's investments will decline due to an increase in interest rates.

--------------------------------------------------------------------------------
                  When interest rates go up, the value of a Fund's portfolio will likely decline because fixed income securities in the portfolio are paying a lower interest rate than what investors could obtain in the current market. When interest rates go down, the value of a Fund's portfolio will likely rise, because fixed income securities in the portfolio are paying a higher interest rate than newly issued fixed income securities.
--------------------------------------------------------------------------------

         The amount of change in the value of a Fund's portfolio depends upon several factors, including the maturity date of the fixed income securities in the portfolio. In general, the price of fixed income securities with longer maturities are more sensitive to interest rate changes than the price of fixed income securities with shorter maturities.

                  FOREIGN INVESTMENT RISK. Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The price of foreign securities are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of the International Bond Fund's assets. Each of the High Yield Fund and the Fixed Income Securities Fund may invest up to 10% of its assets in securities of foreign issuers. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where the International Bond Fund, and to a lesser extent the High Yield Fund and the Fixed Income Securities Fund, invest are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Funds.

                  In addition, additional costs may be incurred in connection with the Funds' foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

                  CURRENCY RISK and EXCHANGE RATE RISK refer to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. To the extent any of the Funds hold non-dollar denominated securities, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

                  PREPAYMENT RISK. Prepayment risk refers to the possibility that the mortgage securities and collateralized mortgage obligations held primarily by the Fixed Income Securities Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages. Principal on individual mortgages underlying mortgage-backed securities and collateralized mortgage obligations can be prepaid at any time. Unscheduled or early payments on the underlying mortgages may shorten the securities's effective maturities and reduce their growth potential. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and, accordingly, expose the Fund to a lower rate of return upon reinvestment.

                  NON-DIVERSIFIED RISK. Because the International Bond Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the Fund's investment returns may be more likely to be impacted by changes in the market value and returns of any one portfolio holding.

                  EMERGING MARKET RISK refers to the increased investment risk associated with a Funds' investments in issuers based in less developed and developing countries, which are sometimes referred to as emerging markets. The International Bond Fund, and to a much lesser extent the High Yield Fund and the Fixed Income Securities Fund, may invest in the securities of issuers located in emerging markets. Investments in these countries are subject to severe and abrupt price declines. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.

                  The Funds' investments can change over time and, accordingly, the Funds may become subject to additional principal and other risks. See "OTHER RISKS" in this section and the Funds' Statement of Additional Information for more information regarding the risks of investing in the Funds.

OTHER RISKS
-----------

         In addition to the risks stated in each Fund's "RISK/RETURN SUMMARY" and described in greater detail above under the section "SUMMARY OF PRINCIPAL RISKS", there are other risks of investing in the Funds, some of which are described below:

         Zero-Coupon Securities
         ----------------------

                  The High Yield Fund may invest in lower-rated debt securities structured as zero-coupon securities. A zero-coupon security does not pay periodic interest. Instead, the issuer sells the security at a substantial discount from its stated value at maturity. The interest equivalent received by the investor from holding this security to maturity is the difference between the stated maturity value and the purchase price. The Fund accrues taxable income on zero-coupon securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

         Liquidity Risk
         --------------

                  The International Bond Fund may purchase debt securities which can become difficult to sell for a variety of reasons, such as lack of an active trading market. Foreign securities and derivatives purchased by the International Bond Fund, and in particular bonds of issuers based in emerging or developing countries, are especially exposed to liquidity risk. Because some of these debt securities in developing countries do not trade frequently, when they do trade, their price may be substantially higher or lower than had been expected.

         Derivative Risk
         ---------------


                  The International Bond Fund and the Fixed Income Securities Fund, and to a lesser extent the High Yield Fund, may invest their assets in derivative securities. The Fund's use of derivative securities involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. To the extent the Funds use these securities, they may be exposed to additional volatility and potential losses. The Adviser must use different skills and abilities to manage the increased risks associated with investments in derivative securities. A description of various risks associated with particular derivative securities is included in "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on the Funds' structure and their performance in the following documents:

         o Annual/Semiannual Reports. While the Prospectus describes the Funds' potential investments, these reports detail the Funds' actual investments as of the report date. Reports include a discussion by the Funds' management of recent market conditions, economic trends, and strategies that significantly affected the Funds' performance during the reporting period.


         o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Funds, their Trustees and their investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountant's report.


         A current SAI for the Funds is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

         A copy of the SAI and the current annual report is attached to this Prospectus. To obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Funds, you may contact:

                             CMC Fund Trust
                             1300 S.W. Sixth Avenue
                             Portland, Oregon 97201
                             Telephone: 1-800-547-1037

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Funds are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:  811-5857

--------------------------------------------------------------------------------

                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                           CMC INTERNATIONAL BOND FUND
                          Portfolios of CMC Fund Trust
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and three portfolios of the Trust, CMC Fixed Income Securities Fund, CMC High Yield Fund and CMC International Bond Fund (each a "Fund" and together the "Funds").

         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 21, 2001 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

                                TABLE OF CONTENTS

Description Of The Funds......................................................2
   Investment Objectives, Policies And Risks..................................2
   Investment Restrictions...................................................29
Management...................................................................33
Investment Advisory And Other Fees Paid To Affiliates........................42
Portfolio Transactions.......................................................41
Capital Stock And Other Securities...........................................43
Purchase, Redemption And Pricing Of Shares...................................43
   Purchases.................................................................43
   Redemptions...............................................................44
   Pricing Of Shares.........................................................45
Custodians...................................................................45
Independent Accountants......................................................46
Taxes........................................................................46
Yield And Performance........................................................50
Financial Statements.........................................................53

                                December 21, 2001





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                            DESCRIPTION OF THE FUNDS
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         The Trust is an Oregon business trust established under a Restated
Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are eight portfolios established under the Trust: the Funds, CMC Short Term Bond Fund, CMC Small Cap Fund, CMC Small/Mid Cap Fund, CMC International Stock Fund and CMC Strategic Equity Fund. With the exception of the International Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, those Funds will not invest more than 5% of their assets in the securities of any single issuer. The International Bond Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in the securities of a single issuer (such as bonds issued by a single foreign government or corporate issuer) than the other funds in the Trust. Because the International Bond Fund may invest in a relatively small number of issuers, it will be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. The investment adviser for the Funds is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further discussion regarding the Adviser.


INVESTMENT OBJECTIVES, POLICIES AND RISKS
-----------------------------------------

         The investment objectives and principal investment strategies and policies of the Funds are described in the Prospectus. None of the Fund's objectives may be changed without a vote of its outstanding voting securities. There is no assurance that the Funds will achieve their investment objectives. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, and to what extent, see the chart on page 32 of this Statement of Additional Information.

Corporate Debt Securities
-------------------------

         The Funds' investments in U.S. dollar or foreign currency-denominated corporate debt securities of U.S. and foreign issues are limited to corporate debt securities rated B or higher by Moody's and S&P, or, if unrated, are in the Adviser's opinion comparable in quality, although both the International Bond Fund and the High Yield Fund may each invest up to 10% of its assets in corporate debt securities rated Caa by Moody's or CCC by S&P. These include corporate bonds, debentures, notes, convertible securities and other similar corporate debt instruments. The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from a Fund's portfolio, but the Adviser will consider that event in its determination of whether a Fund should continue to hold such security in its portfolio.

         Bond Ratings. Moody's -- The following is a description of Moody's bond ratings:

         Aaa - Best quality; smallest degree of investment risk.

         Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

         A - Many favorable investment attributes; considered upper medium-grade obligations.

         Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

         Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

         B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

         S&P -- The following is a description of S&P's bond ratings:

         AAA - Highest rating; extremely strong capacity to pay principal and interest.

         AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

         A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

         Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

         BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

         B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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High Yield Securities ("Junk Bonds")
------------------------------------

         Investment in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P) are described as "speculative" by both Moody's and S&P ("high yield securities" or "junk bonds"). Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of high quality debt securities. The High Yield Fund and International Bond Fund may invest up to 10% of its assets in corporate debt securities rated Caa by Moody's or CCC by S&P. In no event, however, may either Fund invest in corporate debt securities rated lower than Caa or CCC.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in high yield securities through diversification, in-depth credit analysis and attention to current developments and trends in both the economy and financial markets.

         The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating

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agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

Convertible Securities
----------------------

         A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

         The convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Foreign Securities
------------------

         The International Bond Fund will invest in obligations of foreign governments or their subdivisions, agencies, and instrumentalities and in debt securities of foreign corporate issuers. The International Bond Fund may also invest in debt securities issued by supranational organizations such as the World Bank, the European Investment Bank, and the Asian Development Bank. The High Yield Fund and the Fixed Income Securities Fund may invest up to 10% of their assets in foreign securities, however the High Yield Fund may not invest in securities issued by a foreign government. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

         Investing in foreign securities involve certain risks such as:

         o        interest rate risk
         o        credit risk
         o        exchange rate risk
         o        currency fluctuations

         o political, economic and social instability in the country of the issuer, such as expropriation of assets or nationalization of industries.

         As a result, securities held by a Fund may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. The prices of foreign securities denominated in foreign currency are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in developing or less developed countries (which are sometimes referred to as emerging markets), could cause rapid and extreme changes in the value of a Fund's assets. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund invests are not as politically or economically developed as the U.S. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Funds.

         In addition, a portion of a Fund's investments may be held in the foreign currency of the country where the investment is made. These securities are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

         Another risk of investing in foreign securities is that additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

         Securities traded in countries with emerging securities market may be subject to risks in addition to the risks typically posed by global investing due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and political and economic instability. Investments in these countries are subject to severe and abrupt price declines. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.

         The Funds may also invest in mortgage-backed securities issued or guaranteed by foreign government entities, and Brady Bonds, which are long-term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans. A Brady Bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (usually in the U.S. dollar, however). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. Even with this collateralization feature, however, Brady Bonds are often considered speculative, below investment-grade investments because the timely payment of interest is the responsibility of the issuing party (the foreign country or entity), and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Brady Bonds may be structured with floating rate or low fixed-rate coupons.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         The International Bond Fund's investments, and to a lesser extent the investments of the High Yield Fund and Fixed Income Securities Fund, in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund's income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Bank Obligations
----------------

         Bank obligations in which each of the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Funds will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper
----------------

         Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

         Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's respectively.

         Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Foreign Currency Transactions
-----------------------------

         A Fund may engage in foreign currency transactions either on a spot
(cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of foreign securities. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the portfolio from adverse currency movements, based on the Adviser's outlook, and a Fund might be expected to enter into such contracts in the following circumstances:

         Lock In. When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         Cross Hedge. If a currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of that Fund's portfolio holdings denominated in the currency sold.

         Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, or if the Adviser believes the portfolio may benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the bond.

         Proxy Hedge. The Adviser might choose to use a proxy hedge, which is less costly than a direct hedge. In this case, a Fund, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. The type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and because the relationships can be very unstable at times.

         Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as the Adviser expected, so use of forward contracts could adversely affect a Fund's total return.

         Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if a Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

         Hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead these costs will, over time, be reflected in a Fund's net asset value per share.

         Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the "Code"). These provisions could result in an increase or decrease in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by that Fund are classified as capital gains or ordinary income.

U.S. Government Securities
--------------------------

         Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

         Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

         Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------

         The Funds may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Funds to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by

FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------

         The Funds may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by that Fund.

Other Mortgage-Backed Securities
--------------------------------

         The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------

         The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. None of the Funds will pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities
------------------------------------

         Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by a Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by that Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Participations and Assignments
-----------------------------------

         Each Fund may purchase participations in loans to corporations or governments, including governments of less-developed countries. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower or government, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service such as Moody's or S&P.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments in such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

         Loan participations and assignments may not be readily marketable and may be subject to restrictions on resale. Investments in loans through direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. If a loan is foreclosed, for example, the Fund could be come part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Lending of Portfolio Securities
-------------------------------

         Each Fund may lend securities to a broker-dealer or institutional investor for the investor's use in connection with short sales, arbitrage, or other securities transactions. Lending of a Fund's portfolio securities will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. The principal risk of a transaction involving the lending of portfolio securities is the potential insolvency of the broker-dealer or, other borrower.

         Management of the Funds understands that it is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) a Fund must be able to terminate the loan, after notice, at any time; (4) a Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Derivative Instruments
----------------------

         In pursuing its investment objective each Fund may purchase and sell (write) both put options and call options on securities and securities indexes, and the International Bond Fund and the Fixed Income Securities Fund may enter into interest rate, and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of its overall investment strategies. In addition, the International Bond Fund, and to a lesser extent the Fixed Income Securities Fund may also purchase and sell foreign currency futures contracts and related options. The Funds may purchase and sell such foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The International Bond Fund and Fixed Income Securities Fund also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, future contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective and does not violate a Fund's investment restrictions.

         The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

         A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

         Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets, in an amount equal to the contract value of the index, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A call option is also covered if the Fund holds a call on the same security or index as the call written in which the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets that are determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and that are equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written in which the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

         If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Before the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. Before exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, when a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without being exercised. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The International Bond Fund and the Fixed Income Securities Fund may invest in interest rate futures contracts and options thereon, and may also invest in foreign currency futures contracts and options thereon.

         An interest rate, foreign currency, or index futures contract provides for the future sale by one party and the future purchase by another party of a specified quantity of a financial instrument, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the French franc, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

         A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a

"commodity operator," the Funds intend generally to limit their use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations, and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in the value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Limitations on Use of Futures and Futures Options. In general, the International Bond Fund and the Fixed Income Securities Fund intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of that Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.


         When purchasing a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees, that when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

         When selling a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees and that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based) or by holding a call option permitting that Fund to purchase the same futures contract at a price no higher than the price of the contract written by that Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees and that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by that Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees and that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by that Fund.

         To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus the use of a longer term security may require a Fund to hold offsetting short-term securities to balance that Fund's portfolio such that the Fund's duration does not exceed the maximum permitted in the Fund's Prospectus.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options, or forward contracts. See "Taxes."

         Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. Thus the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets, and the participation of speculators in such markets.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Many options on securities, futures contracts, options on futures contracts, and options on currencies purchased or sold by a Fund will be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

When-Issued, Delayed Delivery and Forward Commitment Transactions
-----------------------------------------------------------------


         Each of the Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed delivery or forward commitment transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. When such purchases are outstanding, a Fund will segregate cash or other liquid assets, determined in accordance with procedures approved by the Board of Trustees, in an amount equal to or greater than the purchase price. The securities so purchased are subject to market fluctuation and at the time of delivery of the securities the value may be more or less than the purchase price. Generally, no income or interest accrues on the securities a Fund has committed to purchase prior to the time delivery of the securities is made. A Fund may earn income, however, on securities it has segregated. Subject to the segregation requirement, a Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis without limit. A Fund's net asset value may be subject to increased volatility if the Fund commits a large percentage of its assets to the purchase of securities on this basis.


Repurchase Agreements
---------------------

         A Fund may invest in repurchase agreements, which are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by a Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, a Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, a Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities

         No illiquid securities will be acquired by a Fund if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

         Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Funds' 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, a Fund's adviser determines the liquidity of Rule 144A securities and, through reports from the adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Dollar Roll Transactions
------------------------

         A Fund may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

         A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions.

         Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, that Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging the Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

         The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty might be restricted. Additionally, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.

Borrowing
---------


         A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The High Yield Fund's borrowings, however, may not exceed 5% of its gross assets at any time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Short Sales
-----------

         Except for the High Yield Fund, a Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

         When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.


         To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees. None of the Funds intends to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of a Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.


Investments in Small and Unseasoned Companies
---------------------------------------------

         Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Zero Coupon and Pay-in-Kind Securities
--------------------------------------

         A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. A Fund accrues income on these securities prior to the receipt of cash payments. The Funds intend to distribute substantially all of their income to their shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Duration and Portfolio Turnover
-------------------------------

         A Fund's average portfolio duration will vary based on the Adviser's forecast for interest rates. Under normal market conditions, the average portfolio duration for the International Bond Fund is not expected to exceed seven years. There are no limitations on the average portfolio duration for the High Yield Fund or the Fixed Income Securities Fund. Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average portfolio duration of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired duration range. This may result in a greater level of realized capital gains and losses than if a Fund held all securities to maturity.

         A change in the securities held by a Fund is known as "portfolio turnover." The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the securities owned by a Fund during the particular fiscal year. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, such as brokerage commissions or dealer mark-ups and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains.

         Chart of Securities and Investment Practices
         Set forth below is a chart detailing the specific securities and investment practices for each of the Funds. Each of these practices is discussed in detail in the sections of this Statement of Additional Information preceding this chart.

      -------------------------------------------------------------------------------------------------
                                 Securities and Investment Practices1
      -------------------------------------------------------------------------------------------------
                                                    CMC FISF           CMC HYF            CMC IBF
      ----------------------------------------- ----------------- ------------------- -----------------
      Investment Grade Securities                      +                  O                  +
      ----------------------------------------- ----------------- ------------------- -----------------
      High Yield Securities                            NF                 +                  +
      ----------------------------------------- ----------------- ------------------- -----------------
      U.S. Government Securities                       +                  *                  *
      ----------------------------------------- ----------------- ------------------- -----------------
      Foreign Government Securities                    O                  X                  +
      ----------------------------------------- ----------------- ------------------- -----------------
      Domestic Bank Obligations                        *                  *                  *
      ----------------------------------------- ----------------- ------------------- -----------------
      Commercial Paper                                 *                  *                  *
      ----------------------------------------- ----------------- ------------------- -----------------
      Mortgage Backed Securities                       +                  O                  O
      ----------------------------------------- ----------------- ------------------- -----------------
      CMOs                                             +                  O                  O
      ----------------------------------------- ----------------- ------------------- -----------------
      Asset Backed Securities                          +                  O                  O
      ----------------------------------------- ----------------- ------------------- -----------------
      Floating or Variable Rate                        +                  O                  O
      ----------------------------------------- ----------------- ------------------- -----------------
      Loan Transactions                                O                  O                  O
      ----------------------------------------- ----------------- ------------------- -----------------
      Options                                          +                  +                  +
      ----------------------------------------- ----------------- ------------------- -----------------
      Financial Futures                                +                  X                  +
      ----------------------------------------- ----------------- ------------------- -----------------
      Foreign Fixed Income Securities                  O                  O                  +
      ----------------------------------------- ----------------- ------------------- -----------------
      Currency Contracts
      ----------------------------------------- ----------------- ------------------- -----------------
        Hedging                                        O                  O                  +
      ----------------------------------------- ----------------- ------------------- -----------------
        Speculation                                    O                  O                  NF
      ----------------------------------------- ----------------- ------------------- -----------------
      Repurchase Agreements                            *                  *                  *
      ----------------------------------------- ----------------- ------------------- -----------------
      Restricted/Illiquid (excluding 144A from      O, 10%             O, 10%             O, 10%
      definition of illiquid)
      ----------------------------------------- ----------------- ------------------- -----------------
      Convertible Securities                           O                  O                  O
      ----------------------------------------- ----------------- ------------------- -----------------
      Unseasoned/less than three years                 O                  O                  O
      operating history
      ----------------------------------------- ----------------- ------------------- -----------------
      Dollar Roll Transactions                         O                  O                  O
      ----------------------------------------- ----------------- ------------------- -----------------
      When-Issued Securities                           O                  O                  O
      ----------------------------------------- ----------------- ------------------- -----------------
      Zero Coupon/Pay in Kind                          O                  O                  O
      ----------------------------------------- ----------------- ------------------- -----------------
      Borrowing                                        *                  *                  *
      ----------------------------------------- ----------------- ------------------- -----------------

      + Permitted - Part of principal investment strategy X Fundamental policy/not permitted O Permitted - Not a principal investment strategy * Temporary Investment or cash management purposes % Percentage of total or net assets that fund may invest NF Non-Fundamental policy - will not engage in

1 Notwithstanding the securities and investment practices set forth herein, the International Bond Fund will invest 100% of its assets in dollar denominated Fixed Income Instruments (as described in the Prospectus), 80% of which will be issued by foreign governments or their subdivisions, agencies, or instrumentalities. The Fund will not deviate from this policy unless such a change is approved by a majority of the trustees of the Fund and shareholders of the Fund receive 30 days' prior written notice.

INVESTMENT RESTRICTIONS
-----------------------

         The following is a list of investment restrictions applicable to the Funds. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund.

The Fixed Income Securities Fund may not:

         1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         2. Concentrate more than 25% of the value of its total assets in any one industry (the SEC takes the position that investments in government securities of a single foreign country represent investments in a separate industry for these purposes).

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets.

         5. Purchase illiquid securities if upon the purchase more than 10% of the value of the Fund's net assets would consist of such illiquid securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 % of any class of securities of the issuer.

         7. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.

         8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

         9. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300%, (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and
(iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5% of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10% of the gross assets valued at cost of the Fund.

         10. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         11. Invest in companies to exercise control or management.

         12. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

         13. Engage in short sales, except as permitted in this Statement of Additional Information.

The High Yield Fund may not:

         1. Buy or sell commodities or commodity futures contracts.

         2. Concentrate investments in any industry. However, it may invest up to 25% of the value of its total assets in any one industry and more than 25% of the value of its total assets in cash, cash equivalents, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the adviser.

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets.

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75% of the assets of the Fund.

         8. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

         9.  Purchase securities of other open-end investment companies.

         10. Issue senior securities, bonds, or debentures.

         11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

         12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5% of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10% of the gross assets valued at cost of the Fund.

         13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         14. Invest in companies to exercise control or management.

         15. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

         16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10% of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

         17. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

The International Bond Fund may not:

         1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         2. Concentrate more than 25% of the value of its total assets in any one industry (the SEC takes the position that investments in government securities of a single foreign country represent investments in a separate industry for these purposes).

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets.

         5. Purchase illiquid securities if upon the purchase more than 10% of the value of the Fund's net assets would consist of such illiquid securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5% of any class of securities of the issuer.

         7. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.

         8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

         9. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300%, (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5% of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10% of the gross assets valued at cost of the Fund.

         10. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         11. Invest in companies to exercise control or management.

         12. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

         13. Engage in short sales, except as permitted in the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


         The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc. since November 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia Fixed Income Securities Fund, Inc. There are 23 portfolios in the Columbia Funds Complex overseen by each Trustee. The Columbia Funds Complex is composed of the eight portfolios (including the Funds) of the Trust and the fifteen Columbia Funds listed above.

J. JERRY INSKEEP, JR.,* Age 70, Chairman and Trustee of the Trust; Chairman and Director of each of the Columbia Funds; Consultant to Columbia Management Co. and FleetBoston Financial Corporation (since December 1997); formerly President of the Trust and each of the Columbia Funds; formerly Chairman and a Director of the Adviser, Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated

("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue Portland, Oregon 97207.

JAMES C. GEORGE, Age 69, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1966-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Suite 1100, Portland, Oregon 97204.

PATRICK J. SIMPSON, Age 57, Trustee of the Trust (since May 2000) and Director of each of the Columbia Funds (since May 2000); lawyer with Perkins Coie LLP. Mr. Simpson's business address is 1211 S.W. Fifth Avenue, Suite 1500, Portland, Oregon 97204.

RICHARD L. WOOLWORTH, Age 60, Trustee of the Trust and Director of each of the Columbia Funds; Chairman and Chief Executive Officer of The Regence Group. Mr. Woolworth's address is 200 S.W. Market Street, Portland, Oregon 97201.

JEFF B. CURTIS,* Age 48, President and Assistant Secretary of the Trust and each of the Columbia Funds (since April 2000); Chief Operating Officer and Assistant Secretary (since July 2000), Director and President of Columbia Financial (since October 1999); President and Chief Operating Officer (since October 2000), Chairman (since March 2000), Assistant Secretary (since July 2000), Director (since January 1999), Secretary (April 1993-July 2000) and Senior Vice President (January 1999-October 2000) of the Trust Company; President (since October
2000), Chief Operating Officer and Secretary (since July 2000), Director (since December 1997) and Senior Vice President (January 1999-October 2000) of the Adviser and CFMC. Prior to his current officer positions, Mr. Curtis was Vice President and General Counsel of the Adviser, CFMC, the Trust Company and Columbia Financial (April 1993-December 1998). Mr. Curtis's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

THOMAS L. THOMSEN,* Age 57, Vice President of the Trust and each of the Columbia Funds (since April 2000); Chief Executive Officer (since October 2000), President (December 1997-October 2000), Chief Investment Officer (December 1997-May 2001) and Director (since 1980) of the Trust Company; Chief Executive Officer and Chairman (since October 2000), Director (since 1989), President (December 1997-October 2000) and Chief Investment Officer (December 1997-May
2001) of the Adviser; Chief Executive Officer and Chairman (since October 2000), Director (since 1982), President (December 1997-October 2000) and Chief Investment Officer (December 1997-May 2001) of CFMC. Prior to his current officer positions, Mr. Thomsen was Vice President of the Adviser, CFMC and the Trust Company. Mr. Thomsen's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MYRON G. CHILD,* Age 61, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December
1997); Vice President of the Adviser and CFMC (since December 1997). Prior to becoming Vice President to the Adviser and CFMC, Mr. Child was Corporate Controller (March 1981-November 1997). Mr. Child's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

KATHLEEN M. GRIFFIN,* Age 42, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of Columbia Financial (since December 1997). Prior to becoming a Vice President of Columbia Financial, Ms. Griffin was Manager of Shareholder Communications (January 1995-November 1997). Ms. Griffin's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

JEFFREY L. LUNZER,* Age 40, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since April
2000), the Adviser and CFMC (since January 1999). Prior to becoming a Vice President of the Trust Company, Adviser and CFMC, Mr. Lunzer was the Funds' Controller (December 1998-December 1999). Prior to joining the Adviser and CFMC, Mr. Lunzer was Vice President and Accounting Manager for WM Shareholder Services, Inc., a subsidiary of Washington Mutual Bank (1984-November 1998), and Treasurer and Fund Officer of WM Group of Funds, a mutual fund company (1988-November 1998). Mr. Lunzer's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

SUSAN J. WOODWORTH,* Age 49, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December 1997). Prior to becoming Vice President of the Trust Company, Ms. Woodworth was Manager of Mutual Fund Operations (July 1980-November 1997). Ms. Woodworth's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MARK A. WENTZIEN,* Age 41, Secretary of the Trust and each of the Columbia Funds (since April 2000); Director, Vice President and Secretary of Columbia Financial (since January 1999); Secretary (since July 2000) and Associate Counsel (since January 1999) of the Trust Company; Assistant Secretary (since July 2000), Vice President-Legal (since July 1999), and Associate Counsel (April 1997-June 1999) of the Adviser and CFMC. Prior to joining the Adviser and CFMC, Mr. Wentzien was a lawyer with the law firm of Davis Wright Tremaine LLP (September 1985-April
1997). Mr. Wentzien's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

         *These individuals are "interested persons" as defined by the 1940 Act and receive no fees or salaries from the Trust or the Funds. Mr. Inskeep is an "interested person" because he is employed as a consultant to the Adviser and FleetBoston Financial Corporation, the parent company of the Adviser.

Board of Trustees
-----------------

         The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Funds. The Trust hires other parties who are responsible for the day-to-day operations of the Funds, such as the Adviser, transfer agent and custodian. The Trustees meet quarterly to review the Fund's investment policies, performance, expenses and other business matters. The Trust has no standing Compensation Committee, Audit Committee or Nominating Committee.

         The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2000 of (i) each of the Funds and (ii) all of the Funds in the Columbia Funds Complex:

                                                                          Aggregate Dollar Range of Equity
                                                                              Securities in Portfolios
                                                                           Overseen by Trustee in Columbia
Trustee                 Dollar Range of Equity Securities in the Funds              Funds Complex
-------                 ----------------------------------------------              -------------
J. Jerry Inskeep, Jr.   Fixed Income Securities Fund: None                          Over $100,000
                        High Yield Fund: None
                        International Bond Fund: None
James C. George         Fixed Income Securities Fund: None                          Over $100,000
                        High Yield Fund: None
                        International Bond Fund: None
Patrick J. Simpson      Fixed Income Securities Fund: None                          Over $100,000
                        High Yield Fund: None
                        International Bond Fund: None
Richard L. Woolworth    Fixed Income Securities Fund: None                          Over $100,000
                        High Yield Fund: None
                        International Bond Fund: None

         As of December 31, 2000, none of the disinterested Trustees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

Approval of Investment Advisory Contract

         Each Fund has entered into a separate investment advisory contract with the Adviser. The investment advisory contract is subject to annual approval by a majority of disinterested Trustees. The existing contracts for the Fixed Income Securities Fund and the High Yield Fund were considered and approved by the independent Trustees at an in-person meeting held in April 2001. In determining the reasonableness of the advisory fees under the contract, the Trustees considered several factors, including:

o The nature and quality of services provided to the Fund's shareholders, o The profitability of the advisory contract for the Adviser, o Fall-out benefits realized by the Adviser from service as adviser to the Fund, and o A comparison of the fee structures of other mutual funds.

         In reviewing the quality of services provided by the Adviser, the Trustees examined the performance of the Fixed Income Securities Fund and the High Yield Fund compared to other mutual funds with similar investment objectives and against one or more securities indices that were considered appropriate. Performance for the High Yield Fund over one, three and five-year periods was reviewed as well as ratings from Lipper Inc., placing more emphasis on the three and five-year results, which analysis reflected performance superior to that of the average fund in its category. At the time the advisory contracts were renewed, the Fixed Income Securities Fund had been operating for only seven months and, accordingly, much less emphasis was placed on its performance. In addition, the Trustees assessed the day-to-day management of each Fund, reviewing information provided at the meeting at which the contract was approved and at earlier meetings during the fiscal year. The Trustees reviewed overall expense ratios of each Fund, including the aggregate expenses of each Fund to its net assets, as well as several individual expense items to each Fund's net assets such as the management fee, transfer agent fee, and custodian fee. Based on its review, the Trustees found the quality and cost of services provided to each Fund's shareholders to be exceptional and far below the median total expense ratio of funds in their categories.

         The Trustees reviewed data related to the profitability of the Adviser with respect to its contract with each Fund and found them, in each case, to be within the range approved by courts in the past. The Trustees also considered the benefit to the corporate parent of the Adviser as the result of its ownership of Columbia Trust Company, which serves as transfer agent for the Funds.

         The initial advisory contract for the International Bond Fund was approved for a two-year period at an in-person meeting in July 2000. The International Bond Fund has not commenced operations, and therefore its advisory contract was not renewed at the April 2001 meeting. When the Fund begins operations, the investment advisory contract will be subject first to approval by the Trustees and shareholders.

         After considering the material factors listed above, and each Fund's specific circumstance, the Trustees concluded that each Fund's advisory contract with the Adviser was reasonable for the Fund and in the best interests of shareholders. See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and each Fund's investment advisory contract.

Trustee Compensation

         The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 2001. None of the Trustees receives any form of pension or retirement benefit compensation from the Trust or the Funds.

                                                     Total Compensation from the
Trustee                   Compensation From Trust    Trust and Columbia Funds
-------                   -----------------------    ------------------------
Richard L.  Woolworth               $9,000                    $35,000
James C. George                     $9,000                    $34,000
Patrick J. Simpson                  $9,000                    $34,000

         Columbia Financial Center Incorporated ("Columbia Financial"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Adviser, is the principal underwriter for the Funds, and is authorized under a distribution agreement with CMC Fund Trust to sell shares of the Funds. Columbia Financial does not charge any fees or commissions to investors or the Funds for the sale of shares of a Fund.

         At November 30, 2001, officers and directors of the Funds, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of the Funds.

         At November 30, 2001, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Funds:

                                                   Shares Beneficially Owned
Name and Address                                      At November 30, 2001
----------------
                                                  -----------------------------

HIGH YIELD FUND

Carpenters Pension Trust Fund                          5,828,119     (13.38%)
For Southern California
So. Calif.-Nevada Regional Council of Carpenters
533 S. Fremont Avenue
Los Angeles, CA  90071

Boilermaker-Blacksmith National Pension Fund           3,758,069      (8.63%)
754 Minnesota Avenue, Suite 522
Kansas City, KS 66101

FIXED INCOME SECURITIES FUND

Local Union 191 IBEW Joint Trust Funds                   930,693     (35.10%)
Benefit Solutions, Inc.
3400 188th Street SW, Suite 601
Lynnwood, WA  98037

The Sherwood Trust                                       418,626     (15.79%)
7 West Main
Walla Walla, WA  99362

Teamsters Local #142 Pension Fund                        251,658      (9.49%)
1300 Clark Road
Gary, IN  46404

Centurytel, Inc. Hourly Pension Trust                    190,578      (7.19%)
100 Century Park Drive
Monroe, LA  71203

John L. Wobig                                            152,178      (5.74%)
9200 N.W. Leahy Road
Portland, OR  97229

         As defined by SEC rules and regulations, Local Union 191 Pension Fund is a "control person" of the Fund, since it owns over 25% of the voting securities of the Fund. The fact that it owns over 25% of the Fund's voting securities means it may be able to impact the outcome of any matter in which shareholders are asked to vote.

--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to each of the Funds is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Funds' assets to invest.

         The Adviser and the Trust Company are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

         The Adviser provides office space and pays all executive salaries and executive expenses of each Fund. Each Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


         For its services provided to each of the Funds, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fixed Income Fund equals the annual rate of 0.35 of 1% of its daily net assets, and the advisory fee for the High Yield Fund and International Bond Fund equals the annual rate of 0.40 of 1% of its daily net assets. The International Bond Fund has not commenced operations yet and therefore has not paid any advisory fees. Advisory fees paid by the Fixed Income Securities Fund to the Adviser were $78,717 for fiscal year ended October 31, 2001, and $4,796 for the period from September 1, 2000 (inception) through October 31, 2000. The Adviser has agreed to reimburse the Fixed Income Securities Fund to the extent total fund operating expenses exceed 0.40%. For the fiscal year ended October 31, 2001, if the Adviser had not agreed to reimburse the Fund for such expenses, total fund operating expenses for the Fund would have been 0.65%. Advisory fees paid by the High Yield Fund to the Adviser were $1,464,645, $1,255,523, and $1,140,751 for fiscal years 2001, 2000, and 1999, respectively.

         The Trust Company acts as transfer agent and dividend crediting agent for the Funds. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Funds, if requested, and records and disburses dividends for the Funds. The Trust pays the Trust Company on behalf of each fund a per account fee of $1 per month for each shareholder account with a Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 on behalf of each of the High Yield Fund and the Fixed Income Securities Fund to the Trust Company for services performed for the fiscal year ended October 31, 2001 under the respective transfer agent agreement relating to each of those Funds. The International Bond Fund has not commenced operations yet and therefore has not paid the Trust Company for any services.


--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         The Funds will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or a Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

         There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such brokerage commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

         Prompt execution of orders at the most favorable price will be the primary consideration of a Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.

         Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by a Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to a Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to a Fund. As permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.


         The Adviser may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, a Fund may purchase securities from an underwriting syndicate in which an affiliate of the Adviser is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.


         Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Adviser may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Adviser may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.


         Both the Trust and the Adviser have adopted a Code of Ethics (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be held or purchased by a Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients, or take unfair advantage of their relationship with the Adviser. The specific standards in the Ethics Code include, among others, a requirement that all trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------


         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Funds, CMC Small Cap Fund, CMC Small/Mid Cap Fund, CMC International Stock Fund, CMC Short Term Bond Fund and the CMC Strategic Equity Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including each Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of each Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of each Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of each Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.


         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------

         Investments in each Fund are made directly by institutional buyers or by the Adviser in its role as discretionary investment adviser for a portion of the shareholder's assets. However, with respect to assets of an investment advisory client of the Adviser invested in a Fund, that client will pay no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U.S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as a Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of a Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U.S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in a Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.


         Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the

Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash (up to the lesser of $250,000 or 1% of the net asset value of the Fund). A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.


PRICING OF SHARES
-----------------

         The net asset value per share of each Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.


         Each Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at a price between the representative bid and asked quotations obtained from a third party pricing service. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.


         Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time a Fund's NAV is calculated, it may be necessary to revalue the security in light of that event. Such a determination would be made by the Fund's valuation committee using procedures approved by the Board of Trustees.


         Certain fixed income securities for which daily market quotations are not readily available from a pricing service, or for which the Adviser believes accurate quotations have not been received from such pricing service, may be priced by dealers selected by the Adviser or pursuant to formulas created by the Adviser, all pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee established by the Adviser. Determinations made by the Valuation Committee are reported to and reviewed by the Board of Trustees.


--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------


         U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). J.P. Morgan Chase & Co. ("J.P.

Morgan" or a "Custodian"), 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by each of the Funds. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with J.P. Morgan (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.


--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes

         Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Code (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.


         The Trust currently has eight portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).


         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from a Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.


         The International Bond Fund will invest at least 80% of its total assets in the Fixed Income Securities (as defined in the Funds' Prospectus) of foreign corporations and foreign governmental issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. See "Foreign Income Taxes" in this section for more information.


         Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of a Fund less than six months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

         Futures Contracts, Options and Foreign Currency Transactions. For purposes of the 90% Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Some of the options, futures contracts, forward contracts and swap agreements used by the Funds may be "Section 1256 contracts." Any gain or loss on Section 1256 contracts generally is treated as long-term capital gain or loss to the extent of 60% of such gain or loss, and short-term capital gain or loss to the extent of 40% of such gain or loss. (Special rules in Section 988 of the

Code may require certain foreign currency gain or loss from such contracts to be treated as ordinary gain or loss.) Also, Section 1256 contracts held by a Fund at the end of each taxable year generally are "marked to market," so that a Fund may be required to recognize income with respect to unrealized gain or loss.

         Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may be considered "straddles." Section 1092 of the Code defines a "straddle" as offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gain or loss realized by a Fund. In addition, loss realized by a Fund on positions that are part of a straddle may be deferred, rather than taken into account in the tax year when realized. A Fund may make one or more elections available under the Code with respect to straddles. An election may affect the amount, character or timing of the recognition of gain or loss from the affected straddle positions. For example, the mark-to-market requirement under Section 1256 does not apply to certain hedging transactions that a Fund identifies, or to certain straddles with respect to which the Fund makes an election.

         Foreign Income Taxes. The International Bond Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the International Bond Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities. The Fund does not expect to pass through to its shareholders any foreign income taxes paid.

         The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Bond Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

         U.S. Foreign Tax Credits or Deductions for Shareholders of the Fund.
Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50% of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Bond Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Bond Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Bond Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

         If the International Bond Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the qualifying income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

         No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

         Each year, the International Bond Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

         Investment in Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes and interest charges on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------

         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of an investment in any of the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in any of the Funds are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.

--------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote current yield and total return performance for the Funds. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of a Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

30-Day Yield Quotation
----------------------

         Current yield of a Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                  Yield = 2 [(a-b + 1)6 -1]
                                   cd

         Where:   a =     dividends and interest earned during the period.

                          b =      expenses accrued for the period.

                          c =      the average daily number of shares
                                   outstanding during the period that were
                                   entitled to receive dividends.

                          d = the maximum offering price per share on the last day of the period.


         Each Fund uses generally accepted accounting principles in determining its income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. The current yield of the High Yield Fund for the 30-day period ended October 31, 2001 was 8.39%. The current yield of the Fixed Income Securities Fund for the 30-day period ended October 31, 2001 was 5.17%.

Average Annual Total Return
---------------------------

         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n  =  ERV

         Where:   P        =        a hypothetical initial payment of $1000

                           T        =       average annual total return

                           n        =       number of years

                           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fraction portion thereof)


         Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to a Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 2001 the average annual return for the High Yield Fund for the 1-year and 5-year periods and since inception (July 6, 1994) was 6.92%, 7.07% and 8.54%, respectively. For the period ended October 31, 2001 the average annual return for the Fixed Income Securities Fund for the 1-year period and since inception (September 1, 2000) was 15.01% and 13.58%, respectively.

         The Funds may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Funds against all other funds over specified categories.

         The Funds may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and NASDAQ stock indices and the Lehman Brothers, Merrill Lynch and Lipper Analytical bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

         The Funds may also compare its performance to other income producing securities such as (i) money market funds; (ii) various bank products (based on average rates of banks and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Funds other than their yields, some of which are summarized below.

         The yield of each of the Funds is not fixed and will fluctuate. The principal value of your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         The financial statements for the High Yield Fund and the Fixed Income Securities Fund for the fiscal year ended October 31, 2001, together with the Report of Independent Accountants of PricewaterhouseCoopers LLP, are attached to this Statement of Additional Information.

                        CMC FIXED INCOME SECURITIES FUND
                          A Portfolio of CMC Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMC Fixed Income Securities Fund. For the fiscal year ended October 31, 2001, the Fund returned 15.01%. This performance compares favorably to the Lehman Aggregate Index return of 14.56% and the Lipper A Rated Bond Fund Index return of 13.61% for the same period.

The environment this fiscal year was characterized by aggressive Fed easing in response to deteriorating economic growth and corporate profits. The Fed reduced short term interest rates nine times through October 31, 2001, leaving its fed funds target rate 3.50% lower than it started the year. Long term rates also fell during the fiscal year in response to weak economic growth and diminishing concerns about inflation. In October, the Treasury announced that it would no longer issue 30 year bonds, lending some scarcity value to the longest issues. Returns in the fixed market were strong for the year, with longer issues gaining more than shorter issues, and corporates and mortgage-related instruments performing well. In addition to the income earned on bonds, significant price appreciation boosted returns as yields fell.

The cumulative effect of Fed rate cuts, which have continued after October 31, recently enacted tax cuts, and additional proposed fiscal stimulus should boost economic growth in the coming year. The bond market is sensitive to both inflation and economic growth. In addition, it is often considered a safe haven for investors during times of uncertainty. There was a "flight to quality" as money poured into the Treasury market in September, especially into issues with short- and intermediate-term maturities. As the economy improves, interest rates may trend higher. We think it is unlikely, however, the Fed will consider raising interest rates until later next year.

The best performance during the fiscal year came from investment-grade corporate bonds and high quality, AAA asset-backed securities (ABS). Our overweighting in corporate bonds and ABS contributed to the Fund's strong relative performance this year. We continue to overweight corporate bonds, ABS and mortgage-backed securities in the Fund, as their yields are still high and are more attractive than Treasuries.

The Fund seeks to provide investors with a high level of current income consistent with stability of principal by investing in high quality, fixed-income securities. The Fund is managed to minimize credit risk and market value fluctuations, while striving to maintain liquidity for shareholders.

On October 31, 2001, the Fund had a duration of 4.47 years and a weighted average maturity of 5.24 years. The Fund's top ten holdings (as a percentage of net assets) as of October 31, 2001 were:

         U.S. Treasury Bonds (5.0%)
         Merit Securities Corp. (4.0%)
         U.S. Treasury Inflation Index Bonds (3.0%)
         Residential Asset Securitization Trust (2.8%)

         Salomon Brothers Mortgage Securities (2.8%)
         FNMA Pool #579463 (2.8%)
         FHLMC Multiclass Mtg. Partn. CTSF. (2.7%)
         FNMA Pool #603266 (2.6%)
         FNMA Pool #598398 (1.8%)
         Americredit Automobile Receivables Trust (1.7%)


Thank you for your continued confidence in the CMC Fixed Income Securities Fund.

The Columbia Investment Team

December 10, 2001

                        Growth of $10,000 Since Inception

                                [GRAPHIC OMITTED]

Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($10,000-$12,000) of CMC Fixed Income Securities Fund, the Lehman Aggregate Index and Lipper A Rated Bond Fund Index for the period 9/1/00 to 10/31/01 to $11,652, $11,606, and $11,445, respectively:

                                               Average Annual Total Return
                                            1 Year          Since Inception
                                            ------          ---------------
CMC Fixed Income Securities                  15.01%                13.58%
Lehman Aggregate                             14.56%                13.21%
Lipper A Rated Bond Fund                     13.61%                11.90%


Past performance does not guarantee future results. Total return performance is for the periods ended October 31, 2001. The Lehman Aggregate Bond Index is an unmanaged index of investment-grade U.S. Treasury and agency securities, corporate bonds and mortgage-backed bonds. The Lipper A Rated Bond Funds average, also an unmanaged index, measures performance of all A rated bond funds tracked by Lipper Analytical Services.

                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE


We are pleased to provide you with an investment review of the CMC High Yield Fund. For the fiscal year ended October 31, 2001, the Fund had a total return of 6.92%. In comparison, the Merrill Lynch BB Index had a total return of 10.12%.

High yield issues had a difficult fiscal year ending October 31, 2001, in an environment characterized by slowing economic conditions and weak corporate profits. Despite significant monetary stimulus, with the Fed easing rates nine times for a total of 3.50% in rate reductions, and fiscal stimulus through tax rebates, the economy continued to slip into a recession. In September, the terrorist attacks led directly to the worst month ever for high yield bonds as measured by the Merrill Lynch High Yield Bond Index. The high yield market did rebound in October, regaining some of its losses as investors seemed to believe a bottom had been reached. Rates on high yield issues remained at high historical levels as of October 31, 2001, particularly compared to Treasuries.

During the fiscal year, higher quality bonds performed better than lower quality fixed income assets. Thus, the Fund had a strong year relative to lower quality, high yield peers, given its focus on the upper tier of non-investment grade bonds. At the same time, the Fund did not add incremental return for the fiscal year compared to the investment grade market, as represented by the Lehman Aggregate Index. Interest rates in the high yield sector rose modestly throughout the year, and prices fell, offsetting income earned for the year somewhat. The Fund benefited from its holdings in the telecommunications, broadcasting, cable TV and energy sectors through the fiscal year.

We believe prospects for high yield bonds in 2002 are strong as economic growth begins to recover, corporate profits improve, and investors' aversion to risk diminishes. For investors with a higher risk tolerance, and given their current prices and yields, high yield bonds offer a nice investment complement to investment grade bonds.

On October 31, 2001, the Fund had a duration of 4.11 years and a weighted average maturity of 6.05 years. The Fund's top ten holdings (as a percentage of net assets) as of October 31, 2001 were:

         HCA-The Healthcare Co. (2.7%)
         Allied Waste North America, Inc. (2.7%)
         Park Place Entertainment Corp. (2.5%)
         Harrahs Operating, Inc. (2.4%)
         Health Care REIT, Inc. (2.3%)
         The Scotts Co. (2.3%)
         Winn-Dixie Stores, Inc. (2.3%)
         Triad Hospitals, Inc. (2.3%)
         Lamar Media Corp. (2.3%)
         Silgan Holdings, Inc. (2.3%)

We appreciate your continued confidence in the CMC High Yield Fund.

The Columbia Investment Team


December 10, 2001

                        Growth of $10,000 Since Inception

                                [GRAPHIC OMITTED]

Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($10,000-$20,000) of CMC High Yield Fund and the Merrill Lynch Intermediate BB Index for the period 7/6/94 to 10/31/01 to $18,184 and $17,565, respectively:



                                           Average Annual Total Return
                                  1 Year         5 Year        Since Inception
                                  ------         ------        ---------------
CMC High Yield                      6.92%        7.07%         8.54%
Merrill Lynch Intermediate BB      10.12%        6.38%         8.02%


Past performance does not guarantee future results. Total return performance is illustrated for the periods ended October 31, 2001. The Merrill Lynch Intermediate BB Index is a market weighted index, consisting of BB rated cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1-10 years.

--------------------------------------------------------------------------------
                                 CMC Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                        CMC FIXED INCOME SECURITIES FUND
                        --------------------------------
                                                                                   September 1
                                                                                     through
                                                                  Year Ended       October 31,
                                                                October 31, 2001   2000 (1)(2)
                                                               -----------------   -------------
Net asset value, beginning of period.....................               $ 10.02         $ 10.00
                                                               -----------------   -------------

Income from investment operations:
     Net investment income ..............................                  0.65            0.11
     Net realized and unrealized gains
       on investments ...................................                  0.81            0.02
                                                               -----------------   -------------
          Total from investment operations...............                  1.46            0.13
                                                               -----------------   -------------

Less distributions:
     Dividends from net investment income................                 (0.65)          (0.11)
      Distributions from capital gains...................                 (0.00) *            -
                                                               -----------------   -------------
          Total distributions............................                 (0.65)          (0.11)
                                                               -----------------   -------------

Net asset value, end of period...........................               $ 10.83         $ 10.02
                                                               =================   =============

Total return.............................................                 15.01%           1.31% (3)

Ratios/Supplemental data
Net assets, end of period (in thousands).................              $ 28,774        $ 10,866
Ratio of net expenses to average net assets(4)...........                 0.40%           0.40%
Ratio of total expenses to average net assets (4)........                 0.65%           1.46%
Ratio of net investment income to average net assets.....                 6.14%           6.57%
Portfolio turnover rate..................................                  140%            103%

(1)  From inception of operations.
(2)  Ratios and portfolio turnover rates are annualized.
(3)  Not annualized.
(4) For the periods ended and ending October 31, 2000 and 2001, through October 31, 2004, the investment adviser has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisory fee, exceed 0.40% of the Fund's average daily net assets.
 * Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                                 CMC Fund Trust
                              FINANCIAL HIGHLIGHTS
               (For a Fund Share Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                               CMC HIGH YIELD FUND
                               -------------------


                                                                                     Year Ended October 31,
                                                          -----------------------------------------------------------------
                                                              2001          2000         1999         1998          1997
                                                          -----------   -----------  -----------   -----------  -----------
Net asset value, beginning of year ..................         $ 8.30        $ 8.54       $ 8.95        $ 9.21       $ 8.99
                                                          -----------   -----------  -----------   -----------  -----------
Income from investment operations:
     Net investment income ..........................           0.72          0.73         0.74          0.76         0.80
     Net realized and unrealized gains (losses)
       on investments ...............................          (0.16)        (0.24)       (0.41)        (0.21)        0.32
                                                          -----------   -----------  -----------   -----------  -----------
          Total from investment operations...........           0.56          0.49         0.33          0.55         1.12
                                                          -----------   -----------  -----------   -----------  -----------

Less distributions:
      Dividends from net investment income...........          (0.72)        (0.73)       (0.74)        (0.76)       (0.80)
      Distributions from capital gains...............              -             -        (0.00) *      (0.05)       (0.10)
                                                          -----------   -----------  -----------   -----------  -----------
          Total distributions........................          (0.72)        (0.73)       (0.74)        (0.81)       (0.90)
                                                          -----------   -----------  -----------   -----------  -----------

Net asset value, end of year.........................         $ 8.14        $ 8.30       $ 8.54        $ 8.95       $ 9.21
                                                          ===========   ===========  ===========   ===========  ===========

Total return.........................................          6.92%         6.01%        3.75%         6.00%       12.90%

Ratios/Supplemental data
Net assets, end of year (in thousands)...............      $ 348,979     $ 319,985    $ 271,551     $ 263,912    $ 119,196
Ratio of expenses to average net assets..............          0.44%         0.43%        0.43%         0.45%        0.45%
Ratio of net investment income to average
net assets...........................................          8.63%         8.70%        8.39%         8.28%        8.60%
Portfolio turnover rate..............................            59%           56%          62%           71%          69%

 * Amount represents less than $0.01 per share.

NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ------------------    ------------------
U.S. GOVERNMENT SECURITIES (41.4%)
  U.S. TREASURY NOTES & BONDS (9.1%)
      U.S. TREASURY INFLATION INDEX BONDS
      3.375% 01/15/2007                                                                  $ 845,849             $ 874,793
      U.S. TREASURY BONDS
      8.875% 08/15/2017 *                                                                1,005,000             1,439,977
      5.375% 02/15/2031                                                                    290,000               312,339
                                                                                                       ------------------
                                                                                                               2,627,109
                                                                                                       ------------------
  U.S. AGENCY BONDS (1.8%)
      FEDERAL HOME LOAN MORTGAGE CORP.
      5.50% 05/15/2002                                                                      50,000                50,929
      FEDERAL NATIONAL MORTGAGE ASSOCIATION
      7.125% 01/15/2030                                                                    385,000               464,826
                                                                                                       ------------------
                                                                                                                 515,755
                                                                                                       ------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA) (6.9%)
      7.00% 01/15/2028 - 05/15/2031                                                      1,694,177             1,767,768
      8.00% 09/15/2030                                                                     197,335               208,620
                                                                                                       ------------------
                                                                                                               1,976,388
                                                                                                       ------------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (3.5%)
      6.00% 03/01/2016 - 10/01/2028                                                        602,676               620,149
      6.50% 09/01/2031                                                                     369,663               380,522
                                                                                                       ------------------
                                                                                                               1,000,671
                                                                                                       ------------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (12.4%)
      6.00% 07/01/2016 - 12/01/2031 **                                                   2,835,460             2,899,675
      7.50% 10/01/2029 - 04/01/2031                                                        624,778               654,454
                                                                                                       ------------------
                                                                                                               3,554,129
                                                                                                       ------------------
  AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (7.7%)
      GNMA GTD. REMIC PASS THRU SECS.
      REMIC TR. 1999-14 CL. PE
      6.00% 11/20/2025                                                                     150,000               156,750
      REMIC TR. 2000-15 CL. PD
      7.50% 05/20/2026                                                                      80,000                84,225
      FNMA GTD. REMIC PASS THRU CTF.
      REMIC TR. 1996-48 CL. C
      7.50% 12/25/2025                                                                     200,000               208,124
      REMIC TR. 2001-34 CL. AE
      6.00% 07/25/2029                                                                     310,000               308,546
      REMIC TR. 2001-56 CL. KD
      6.50% 07/25/2030                                                                     140,000               146,571
      FHLMC GNMA MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 24 CL. J
      6.25% 11/25/2023                                                                     150,000               154,651

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ------------------    ------------------
U.S. GOVERNMENT SECURITIES (CONTINUED)
      FHLMC MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 2207 CL. VD
      7.00% 12/15/2014                                                                   $ 100,000             $ 106,593
      GTD. SERIES 1558 CL. C
      6.50% 07/15/2023                                                                     750,000               790,571
      GTD. SERIES 2113 CL. MU
      6.50% 08/15/2027                                                                     260,000               272,544
                                                                                                       ------------------
                                                                                                               2,228,575
                                                                                                       ------------------
 TOTAL U.S. GOVERNMENT SECURITIES
      (COST $11,382,762)                                                                                      11,902,627
                                                                                                       ------------------

CORPORATE NOTES & BONDS (37.9%)
  INDUSTRIAL (16.4%)
      ALCAN, INC.
      7.25% 03/15/2031                                                                     125,000               134,765
      ALCOA, INC.
      6.75% 01/15/2028                                                                      75,000                77,422
      ALCOA, INC., SERIES B
      6.50% 06/15/2018                                                                     200,000               202,194
      AMERICAN HOME PRODUCTS CORP.
      6.25% 03/15/2006                                                                     400,000               427,808
      ANADARKO FINANCE CO., SERIES B
      7.50% 05/01/2031                                                                     150,000               158,505
      ANHEUSER-BUSCH COS., INC.
      5.75% 04/01/2010                                                                      50,000                51,610
      AOL TIME WARNER, INC.
      7.625% 04/15/2031                                                                     75,000                80,024
      BURLINGTON NORTHERN SANTE FE CORP.
      7.125% 12/15/2010                                                                    250,000               270,045
      CANADIAN NATIONAL RAILWAY CO.
      SERIES 1997-A2
      7.195% 01/02/2016                                                                     74,295                71,941
      CATERPILLAR FINANCIAL SERVICES CORP.
      6.875% 08/01/2004                                                                    200,000               215,558
      COCA-COLA ENTERPRISES, INC.
      6.95% 11/15/2026                                                                      60,000                63,199
      CONOCO, INC.
      5.90% 04/15/2004                                                                     200,000               207,706
      DEVON FINANCING CORP. ULC (144A)
      6.875 09/30/2011                                                                     225,000               225,248
      DIAGEO CAPITAL PLC
      6.625% 06/24/2004                                                                     75,000                80,121

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ------------------    ------------------
CORPORATE NOTES & BONDS (CONTINUED)
      DOW CHEMICAL CO.
      7.375% 11/01/2029                                                                  $ 250,000             $ 274,558
      FEDERAL EXPRESS CORP. PASS THRU TRUST
      SERIES 1998-1B
      6.845% 01/15/2019                                                                    201,158               202,814
      HONEYWELL INTERNATIONAL, INC.
      7.50% 03/01/2010                                                                     300,000               331,945
      INTERNATIONAL PAPER CO.
      8.00% 07/08/2003                                                                     350,000               374,006
      6.75% 09/01/2011                                                                      75,000                76,752
      PHILLIPS PETROLEUM CO.
      8.50% 05/25/2005                                                                     195,000               217,368
      SPRINT CAPITAL CORP. (144A)
      6.00% 01/15/2007                                                                     225,000               225,346
      TIME WARNER, INC.
      7.975% 08/15/2004                                                                     75,000                82,902
      TOYS "R" US, INC. (144A)
      6.875% 08/01/2006                                                                    100,000               102,111
      7.625% 08/01/2011                                                                    100,000               100,011
      TYCO INTERNATIONAL GROUP S.A.
      6.25% 06/15/2003                                                                     300,000               311,436
      UNITED TECHNOLOGIES CORP.
      6.50% 06/01/2009                                                                      40,000                42,944
      7.125% 11/15/2010                                                                    100,000               111,861
                                                                                                       ------------------
                                                                                                               4,720,200
                                                                                                       ------------------
FINANCIAL (10.3%)
      BANK OF AMERICA CORP.
      7.80% 02/15/2010                                                                     100,000               112,150
      CIT GROUP, INC.
      7.25% 08/15/2005                                                                     225,000               242,039
      CITIGROUP, INC.
      7.25% 10/01/2010                                                                     300,000               332,322
      EQUITABLE COS., INC.
      9.00% 12/15/2004                                                                     405,000               462,688
      FIRST INDUSTRIAL L.P.
      7.15% 05/15/2027                                                                     200,000               202,978
      FORD MOTOR CREDIT CO.
      6.875% 02/01/2006                                                                    235,000               240,619
      7.375% 10/28/2009                                                                     25,000                25,383
      HOUSEHOLD FINANCE CORP.
      6.40% 06/17/2008                                                                     300,000               311,400


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ------------------    ------------------
CORPORATE NOTES & BONDS (CONTINUED)
      MERRILL LYNCH & CO, INC.
      MEDIUM TERM NOTES, SERIES B
      6.15% 01/26/2006                                                                   $ 225,000             $ 239,704
      SIMON PROPERTY GROUP L.P.
      6.625% 06/15/2003                                                                     75,000                77,801
      US BANK N.A.
      6.375% 08/01/2011                                                                    325,000               338,471
      WACHOVIA CORP.
      4.95% 11/01/2006                                                                     275,000               275,399
      WELLS FARGO FINANCIAL, INC.
      7.60% 05/03/2005                                                                     100,000               110,836
                                                                                                       ------------------
                                                                                                               2,971,790
                                                                                                       ------------------
UTILITIES (7.7%)
      COASTAL CORP.
      7.625% 09/01/2008                                                                    150,000               160,820
      COMCAST CABLE COMMUNICATIONS, INC.
      6.375% 01/30/2006                                                                    250,000               262,698
      EL PASO CORP.
      MEDIUM TERM NOTES
      7.80% 08/01/2031                                                                     100,000               102,971
      FPL GROUP CAPITAL, INC.
      6.125% 05/15/2007                                                                    200,000               210,048
      KINDER MORGAN ENERGY PARTNERS L.P.
      8.00% 03/15/2005                                                                     175,000               193,655
      MCI WORLDCOM, INC.
      7.55% 04/01/2004                                                                      60,000                63,531
      PROGRESS ENERGY, INC.
      7.75% 03/01/2031                                                                     100,000               112,811
      QWEST CAPITAL FUNDING, INC.
      6.25% 07/15/2005                                                                     225,000               231,444
      SBC COMMUNICATIONS, INC.
      5.75% 05/02/2006                                                                     225,000               234,733
      6.25% 3/15/2011                                                                      150,000               156,793
      TCI COMMUNICATIONS, INC.
      8.00% 08/01/2005                                                                     225,000               247,180
      TEXAS EASTERN TRANSMISSION, CORP.
      7.30% 12/01/2010                                                                     100,000               109,930
      TXU EASTERN FUNDING CO.
      6.45% 05/15/2005                                                                      75,000                77,909
      VERIZON GLOBAL FUNDING CORP.
      7.75% 12/01/2030                                                                      50,000                56,391
                                                                                                       ------------------
                                                                                                               2,220,914
                                                                                                       ------------------

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ------------------    ------------------
CORPORATE NOTES & BONDS (CONTINUED)
  INTERNATIONAL (3.5%)
      BRITISH COLUMBIA PROVINCE
      5.375% 10/29/2008                                                                   $ 80,000              $ 83,652
      GOVERNMENT OF CANADA
      5.25% 11/05/2008                                                                     300,000               313,290
      ONTARIO PROVINCE
      6.00% 02/21/2006                                                                     250,000               270,372
      QUEBEC PROVINCE
      6.50% 01/17/2006                                                                      95,000               104,299
      7.125% 02/09/2024                                                                    200,000               222,074
                                                                                                       ------------------
                                                                                                                 993,687
                                                                                                       ------------------
TOTAL CORPORATE NOTES & BONDS
      (COST $10,361,733)                                                                                      10,906,591
                                                                                                       ------------------

OTHER SECURITIZED LOANS (16.9%)
  ASSET BACKED SECURITIES (9.6%)
      AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
      SERIES 2000-1 CL. B
      7.16% 09/05/2005                                                                     450,000               483,289
      IMC HOME EQUITY LOAN TRUST
      SERIES 1997-3 CL. A6
      7.52% 08/20/2028                                                                      40,000                43,145
      MERIT SECURITIES CORP.
      SERIES 13 CL. A4
      7.88% 12/28/2033                                                                   1,050,000             1,157,435
      NEW CENTURY HOME EQUITY LOAN TRUST
      SERIES 1999-NCA CL. A7
      7.32% 07/25/2029                                                                      48,100                51,209
      SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
      SERIES 1998-AQ1 CL. A4
      6.74% 06/25/2028                                                                     770,000               799,906
      THE MONEY STORE RESIDENTIAL TRUST
      SERIES 1997-II CL. A4
      7.385% 03/15/2029                                                                     58,767                61,118
      WIMLT SERIES 1997-2  CL. A5
      7.255% 05/25/2028                                                                    160,000               170,753
                                                                                                       ------------------
                                                                                                               2,766,855
                                                                                                       ------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (6.7%)
      FIRST NATIONWIDE TRUST
      SERIES 2000-1 CL. 2A3
      8.00% 10/25/2030                                                                     339,015               365,162


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ------------------    ------------------
OTHER SECURITIZED LOANS (CONTINUED)
      PNC MORTGAGE SECURITIES CORP.
      SERIES 1997-4 CL. 2PP2
      7.50% 07/25/2027                                                                   $ 210,000             $ 224,895
      SERIES 1998-12 CL. 4A4
      6.50% 01/25/2029                                                                     234,819               243,433
      RESIDENTIAL ASSET SECURITIZATION TRUST
      SERIES 1999-A1 CL. A1
      6.75% 03/25/2029                                                                     782,390               805,561
      STRUCTURED ASSET SECURITIES CORP.
      SERIES 1999-ALS2 CL. A2
      6.75% 07/25/2029                                                                     272,084               283,399
                                                                                                       ------------------
                                                                                                               1,922,450
                                                                                                       ------------------
COMMERCIAL MORTGAGE BACKED SECURITIES (0.6%)
      MORGAN STANLEY DEAN WITTER CAPITAL I, INC.
      SERIES 2001-TOP3 CL. A4
      6.39% 07/15/2033                                                                      70,000                74,302
      NATIONSLINK FUNDING CORP.
      SERIES 1999-SL CL. A5
      6.888% 11/10/2030                                                                     90,000                97,719
                                                                                                       ------------------
                                                                                                                 172,021
                                                                                                       ------------------
TOTAL OTHER SECURITIZED LOANS
      (COST $4,633,717)                                                                                        4,861,326
                                                                                                       ------------------

REPURCHASE AGREEMENTS (3.3%)
      J.P. MORGAN SECURITIES, INC.
      2.51% DATED 10/31/2001,
      DUE 11/01/2001 IN THE
      AMOUNT OF $724,434.
      COLLATERALIZED AT 102% BY U.S. TREASURY NOTES
      4.75% TO 6.00% DUE
      02/15/2004 TO 11/15/2005                                                             724,384               724,384
      MERRILL LYNCH *
      2.51% DATED 10/31/2001,
      DUE 11/01/2001 IN THE
      AMOUNT OF $240,017.
      COLLATERALIZED AT 102% BY U.S. TREASURY STRIPS
      0.00% TO 11.75% DUE
      05/15/2013 TO 02/15/2031                                                             240,000               240,000
                                                                                                       ------------------

TOTAL REPURCHASE AGREEMENTS
      (COST $964,384)                                                                                            964,384
                                                                                                       ------------------


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                                             VALUE
                                                                                                       ------------------

TOTAL INVESTMENTS (99.5%)
(COST $27,342,597)                                                                                          $ 28,634,928

OTHER ASSETS LESS LIABILITIES (0.5%)                                                                             139,400
                                                                                                       ------------------

NET ASSETS (100%)                                                                                           $ 28,774,328
                                                                                                       ==================

                                                                        NET
FUTURES CONTRACTS:                                                   UNREALIZED
  PURCHASED                     EXPIRES      CONTRACTS     VALUE    APPRECIATION
  ------------------------   -------------   ---------   ---------  ------------
  LONG- U.S. TREASURY BOND   DECEMBER 2001       4       $ 441,750   $ 22,188
                                                         =========  ============

 * A portion of this security was segregated at the custodian to cover a when-issued security or futures contract.

** Security purchased on a when-issued basis.


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ----------------------------------------
CORPORATE NOTES & BONDS (96.6%)
  AUTOMOTIVE/AUTO PARTS (4.2%)
      AMERICAN AXLE & MANUFACTURING, INC.
      SENIOR SUBORDINATED NOTES
      9.75% 03/01/2009                                                                 $ 7,750,000           $ 7,905,000
      LEAR CORP.
      SENIOR NOTES, SERIES B
      7.96% 05/15/2005                                                                   6,800,000             6,818,353
                                                                                                       ------------------
                                                                                                              14,723,353
                                                                                                       ------------------
  BROADCASTING (1.9%)
      HERITAGE MEDIA CORP.
      SENIOR SUBORDINATED NOTES
      8.75% 02/15/2006                                                                   6,500,000             6,613,750
                                                                                                       ------------------

  CABLE TV (12.6%)
      ADELPHIA COMMUNICATIONS CORP.
      SENIOR DISCOUNT NOTES
      0.00% 03/15/2003                                                                   8,135,000             7,158,800
      ADELPHIA COMMUNICATIONS CORP.
      SENIOR NOTES, SERIES B
      10.50% 07/15/2004                                                                    600,000               594,000
      ADELPHIA COMMUNICATIONS CORP.
      SENIOR NOTES
      9.50% 03/01/2005                                                                   1,000,000               960,000
      CHARTER COMMUNICATIONS HOLDINGS L.L.C./CHARTER
      COMMUNICATIONS HOLDINGS CAPITAL CORP.
      SENIOR NOTES
      8.25% 04/01/2007                                                                   1,500,000             1,410,000
      10.75% 10/01/2009                                                                  6,450,000             6,675,750
      CSC HOLDINGS, INC.
      SENIOR SUBORDINATED NOTES
      9.25% 11/01/2005                                                                   5,200,000             5,361,200
      CSC HOLDINGS, INC.
      SENIOR NOTES
      7.875% 12/15/2007                                                                  6,400,000             6,733,888
      CSC HOLDINGS, INC.
      SENIOR DEBENTURES, SERIES B
      8.125% 08/15/2009                                                                  1,000,000             1,040,900
      MEDIACOM L.L.C./MEDIACOM CAPITAL CORP.
      SENIOR NOTES
      7.875% 02/15/2011                                                                  7,500,000             6,975,000
      9.50% 01/15/2013                                                                   1,000,000             1,015,000

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ----------------------------------------
CORPORATE NOTES & BONDS (CONTINUED)
      ROGERS CABLESYSTEMS LTD.
      SENIOR SECURED SECOND PRIORITY DEBENTURES
      10.00% 12/01/2007                                                                $ 1,000,000           $ 1,075,000
      ROGERS COMMUNICATIONS, INC.
      SENIOR NOTES
      8.875% 07/15/2007                                                                  5,000,000             5,000,000
                                                                                                       ------------------
                                                                                                              43,999,538
                                                                                                       ------------------
  CAPITAL GOODS (1.9%)
      UNITED RENTALS, INC.
      SENIOR SUBORDINATED NOTES, SERIES B
      9.50% 06/01/2008                                                                   2,500,000             2,362,500
      8.80% 08/15/2008                                                                   3,500,000             3,220,000
      UNITED RENTALS, INC.
      SENIOR NOTES, SERIES B
      9.25% 01/15/2009                                                                   1,250,000             1,175,000
                                                                                                       ------------------
                                                                                                               6,757,500
                                                                                                       ------------------
  CONSUMER PRODUCTS (2.3%)
      THE SCOTTS CO.
      SENIOR SUBORDINATED NOTES
      8.625% 01/15/2009                                                                  7,950,000             8,109,000
                                                                                                       ------------------

  CONTAINERS (4.7%)
      BALL CORP.
      SENIOR NOTES
      7.75% 08/01/2006                                                                   2,450,000             2,499,000
      BALL CORP.
      SENIOR SUBORDINATED NOTES
      8.25% 08/01/2008                                                                   5,740,000             5,854,800
      SILGAN HOLDINGS, INC.
      SENIOR SUBORDINATED DEBENTURES
      9.00% 06/01/2009                                                                   8,040,000             7,999,800
                                                                                                       ------------------
                                                                                                              16,353,600
                                                                                                       ------------------
  DIVERSIFIED MEDIA (5.1%)
      FOX/LIBERTY NETWORKS L.L.C.
      SENIOR NOTES
      8.875% 08/15/2007                                                                  6,975,000             7,323,750
      LAMAR MEDIA CORP.
      SENIOR SUBORDINATED NOTES
      9.625% 12/01/2006                                                                  7,660,000             8,043,000
      8.625% 09/15/2007                                                                  1,000,000             1,020,000


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ----------------------------------------
CORPORATE NOTES & BONDS (CONTINUED)
      OUTDOOR SYSTEMS, INC.
      SENIOR SUBORDINATED NOTES
      8.875% 06/15/2007                                                                $ 1,250,000           $ 1,345,025
                                                                                                       ------------------
                                                                                                              17,731,775
                                                                                                       ------------------
  ELECTRIC (4.4%)
      AES CORP.
      SENIOR SUBORDINATED NOTES
      10.25% 07/15/2006                                                                  4,700,000             4,371,000
      AES CORP.
      NOTES
      8.75% 06/15/2008                                                                   2,000,000             1,800,000
      AES CORP.
      SENIOR NOTES
      9.50% 06/01/2009                                                                   1,450,000             1,334,000
      CALPINE CORP.
      SENIOR NOTES
      7.625% 04/15/2006                                                                  3,500,000             3,546,655
      10.50% 05/15/2006                                                                  1,000,000             1,043,627
      8.75% 07/15/2007                                                                   3,000,000             3,091,290
                                                                                                       ------------------
                                                                                                              15,186,572
                                                                                                       ------------------
  ENERGY (4.5%)
      PRIDE INTERNATIONAL, INC.
      SENIOR NOTES
      9.375% 05/01/2007                                                                  4,000,000             4,210,000
      10.00% 06/01/2009                                                                  3,975,000             4,273,125
      VINTAGE PETROLEUM, INC.
      SENIOR SUBORDINATED NOTES
      9.75% 06/30/2009                                                                   6,750,000             7,290,000
                                                                                                       ------------------
                                                                                                              15,773,125
                                                                                                       ------------------
  ENTERTAINMENT/FILM (2.1%)
      SIX FLAGS, INC.
      SENIOR NOTES
      9.25% 04/01/2006                                                                   2,000,000             1,990,000
      9.75% 06/15/2007                                                                   4,475,000             4,542,125
      9.50% 02/01/2009                                                                     750,000               742,500
                                                                                                       ------------------
                                                                                                               7,274,625
                                                                                                       ------------------
  ENVIRONMENTAL (2.7%)
      ALLIED WASTE NORTH AMERICA, INC.
      SENIOR SUBORDINATED NOTES, SERIES B
      10.00% 08/01/2009                                                                  9,200,000             9,269,000
                                                                                                       ------------------


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ----------------------------------------
CORPORATE NOTES & BONDS (CONTINUED)
  FOOD/BEVERAGE/TOBACCO (1.4%)
      PILGRIM'S PRIDE CORP.
      SENIOR NOTES
      9.625% 09/15/2011                                                                $ 4,250,000           $ 4,441,250
      SMITHFIELD FOODS, INC. (144A)
      SENIOR NOTES
      8.00% 10/15/2009                                                                     500,000               521,250
                                                                                                       ------------------
                                                                                                               4,962,500
                                                                                                       ------------------
  GAMING (7.4%)
      HARRAHS OPERATING, INC.
      SENIOR SUBORDINATED NOTES
      7.875% 12/15/2005                                                                  8,200,000             8,446,000
      INTERNATIONAL GAME TECHNOLOGY
      SENIOR NOTES
      7.875% 05/15/2004                                                                  4,950,000             5,110,875
      PARK PLACE ENTERTAINMENT CORP.
      SENIOR SUBORDINATED NOTES
      9.375% 02/15/2007                                                                  8,500,000             8,670,000
      STATION CASINOS, INC.
      SENIOR SUBORDINATED NOTES
      9.75% 04/15/2007                                                                   3,700,000             3,570,500
                                                                                                       ------------------
                                                                                                              25,797,375
                                                                                                       ------------------
  GAS PIPELINES (0.8%)
      EL PASO ENERGY PARTNERS L.P.
      SENIOR SUBORDINATED NOTES, SERIES B
      8.50% 06/01/2011                                                                   2,700,000             2,821,500
                                                                                                       ------------------

  HEALTHCARE (12.8%)
      ADVANCEPCS
      SENIOR NOTES
      8.50% 04/01/2008                                                                   5,500,000             5,747,500
      AMERISOURCEBERGEN CORP. (144A)
      SENIOR NOTES
      8.125% 09/01/2008                                                                  7,450,000             7,841,125
      HCA-THE HEALTHCARE CO.
      NOTES
      6.91% 06/15/2005                                                                   9,000,000             9,270,000
      SELECT MEDICAL CORP.
      SENIOR SUBORDINATED NOTES
      9.50% 06/15/2009                                                                   5,950,000             5,994,625


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ----------------------------------------
CORPORATE NOTES & BONDS (CONTINUED)
      TENET HEALTHCARE CORP.
      SENIOR NOTES
      8.625% 12/01/2003                                                                $ 1,750,000           $ 1,894,375
      8.00% 01/15/2005                                                                   3,000,000             3,247,500
      TENET HEALTHCARE CORP.
      SENIOR SUBORDINATED NOTES, SERIES B
      8.125% 12/01/2008                                                                  2,500,000             2,706,250
      TRIAD HOSPITALS, INC.
      SENIOR NOTES, SERIES B
      8.75% 05/01/2009                                                                   7,500,000             8,062,500
                                                                                                       ------------------
                                                                                                              44,763,875
                                                                                                       ------------------
  HOMEBUILDERS/REAL ESTATE (6.2%)
      HEALTH CARE PROPERTY INVESTORS, INC.
      NOTES
      6.875% 06/08/2005                                                                  2,675,000             2,755,384
      HEALTH CARE PROPERTY INVESTORS, INC.
      SENIOR NOTES
      6.50% 02/15/2006                                                                   2,000,000             2,038,400
      HEALTH CARE REIT, INC.
      SENIOR NOTES
      7.50% 08/15/2007                                                                   7,950,000             8,184,438
      TOLL CORP.
      SENIOR SUBORDINATED NOTES
      7.75% 09/15/2007                                                                   7,200,000             7,074,000
      8.125% 02/01/2009                                                                    625,000               604,687
      8.00% 05/01/2009                                                                     950,000               883,500
                                                                                                       ------------------
                                                                                                              21,540,409
                                                                                                       ------------------
  HOTELS (5.0%)
      EXTENDED STAY AMERICA, INC.
      SENIOR SUBORDINATED NOTES
      9.875% 06/15/2011                                                                  7,500,000             7,275,000
      HMH PROPERTIES, INC.
      SENIOR SECURED NOTES, SERIES A
      7.875% 08/01/2005                                                                  3,645,000             3,189,375
      MERISTAR HOSPITALITY CORP.
      SENIOR NOTES
      9.00% 01/15/2008                                                                   8,000,000             6,960,000
                                                                                                       ------------------
                                                                                                              17,424,375
                                                                                                       ------------------
  NON-FOOD & DRUG RETAIL (1.8%)
    * FLOORING AMERICA, INC.
      SENIOR SUBORDINATED NOTES, SERIES B
      12.75% 10/15/2002                                                                  2,696,500               134,825

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ----------------------------------------
CORPORATE NOTES & BONDS (CONTINUED)
      UNITED STATIONERS SUPPLY CO.
      SENIOR SUBORDINATED NOTES
      8.375% 04/15/2008                                                                $ 6,400,000           $ 6,296,000
                                                                                                       ------------------
                                                                                                               6,430,825
                                                                                                       ------------------
  PAPER/FOREST PRODUCTS (1.6%)
      BUCKEYE TECHNOLOGIES, INC.
      SENIOR SUBORDINATED NOTES
      8.50% 12/15/2005                                                                   6,000,000             5,610,000
                                                                                                       ------------------

  PUBLISHING/PRINTING (1.2%)
      PRIMEDIA, INC.
      SENIOR NOTES
      10.25% 06/01/2004                                                                  4,550,000             4,049,500
                                                                                                       ------------------

  RESTAURANTS (2.8%)
      TRICON GLOBAL RESTAURANTS, INC.
      SENIOR NOTES
      7.45% 05/15/2005                                                                   4,500,000             4,567,500
      8.50% 04/15/2006                                                                   5,000,000             5,225,000
                                                                                                       ------------------
                                                                                                               9,792,500
                                                                                                       ------------------
  SERVICES (1.8%)
      IRON MOUNTAIN, INC.
      SENIOR SUBORDINATED NOTES
      8.75% 09/30/2009                                                                   1,100,000             1,144,000
      IRON MOUNTAIN, INC.
      SENIOR UNSECURED NOTES
      8.625% 04/01/2013                                                                  1,000,000             1,040,000
      PIERCE LEAHY CORP.
      SENIOR SUBORDINATED NOTES
      9.125% 07/15/2007                                                                  4,000,000             4,200,000
                                                                                                       ------------------
                                                                                                               6,384,000
                                                                                                       ------------------
  SHIPPING (2.1%)
      TEEKAY SHIPPING CORP.
      SENIOR NOTES
      8.875% 07/15/2011                                                                  7,025,000             7,244,531
                                                                                                       ------------------

  SUPERMARKETS (2.3%)
      WINN-DIXIE STORES, INC.
      SENIOR NOTES
      8.875% 04/01/2008                                                                  8,450,000             8,090,875
                                                                                                       ------------------


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ----------------------------------------
CORPORATE NOTES & BONDS (CONTINUED)
  TELECOMMUNICATIONS (3.0%)
      CROWN CASTLE INTERNATIONAL CORP.
      SENIOR NOTES
      10.75% 08/01/2011                                                                $ 7,450,000           $ 7,077,500
      NEXTEL COMMUNICATIONS, INC.
      SENIOR NOTES
      9.375% 11/15/2009                                                                  4,950,000             3,452,625
                                                                                                       ------------------
                                                                                                              10,530,125
                                                                                                       ------------------
TOTAL CORPORATE NOTES & BONDS
      (COST $335,154,744)                                                                                    337,234,228
                                                                                                       ------------------

REPURCHASE AGREEMENT (1.1%)
      J.P. MORGAN SECURITIES, INC.
      2.51% DATED 10/31/2001,
      DUE 11/01/2001 IN THE
      AMOUNT OF $3,861,817.
      COLLATERALIZED AT 102% BY U.S. TREASURY NOTES
      4.75% TO 6.00% DUE
      02/15/2004 TO 11/15/2005
      (COST $3,861,551)                                                                  3,861,551             3,861,551
                                                                                                       ------------------

TOTAL INVESTMENTS (97.7%)
(COST $339,016,295)                                                                                          341,095,779

OTHER ASSETS LESS LIABILITIES (2.3%)                                                                           7,883,610
                                                                                                       ------------------

NET ASSETS (100.0%)                                                                                        $ 348,979,389
                                                                                                       ==================

    * Flooring America, Inc., filed bankruptcy petition for reorganization on June 15, 2000. Effective on that date, interest is not being accrued.



                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                          Portfolios of CMC Fund Trust
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2001
(In thousands except Net Asset Value)

                                                                        CMC                 CMC
                                                                    Fixed Income         High Yield
                                                                   Securities Fund          Fund
                                                                   ----------------   ----------------
ASSETS:
  Investments at cost .........................................           $ 27,343          $ 339,016
  Investments at cost - federal income tax purposes ...........           $ 27,346          $ 339,123
                                                                   ----------------   ----------------

  Investments at value.........................................           $ 28,635          $ 341,095
  Receivable for:
    Interest...................................................                314              8,691
    Investments sold...........................................                590              4,139
    Due from broker - variation margin.........................                  8                  -
    Expense reimbursement......................................                  8                  -
                                                                   ----------------   ----------------
  Total assets.................................................             29,555            353,925
                                                                   ----------------   ----------------

LIABILITIES:
  Payable for:
    Investments purchased......................................                738              3,659
    Capital stock redeemed.....................................                  -                300
    Dividends .................................................                  -                294
    Litigation ................................................                  -                552
    Investment management fee .................................                  8                118
    Other accrued expenses ....................................                 35                 23
                                                                   ----------------   ----------------
   Total liabilities...........................................                781              4,946
                                                                   ----------------   ----------------

NET ASSETS.....................................................           $ 28,774          $ 348,979
                                                                   ================   ================

NET ASSETS consist of:
    Paid-in capital............................................           $ 27,124          $ 385,081
    Undistributed net realized gain (accumulated losses) from:
    Investment transactions.....................................               309            (38,181)
    Futures contracts...........................................                27        .         -
    Unrealized appreciation (depreciation) on:
Investments.....................................................             1,292              2,079
    Futures contracts...........................................                22                  -
                                                                   ----------------   ----------------
NET ASSETS......................................................          $ 28,774          $ 348,979
                                                                   ================   ================

Shares of capital stock outstanding............................              2,656             42,890
                                                                   ================   ================

Net asset value, offering and
   redemption price per share..................................            $ 10.83             $ 8.14
                                                                   ================   ================

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                          Portfolios of CMC Fund Trust
                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended October 31, 2001
(In thousands)

                                                                            CMC               CMC
                                                                      Fixed Income        High Yield
                                                                      Securities Fund        Fund
                                                                      ---------------  ---------------
NET INVESTMENT INCOME:
       Interest income ..........................................             $ 1,471         $ 33,187
                                                                      ---------------  ---------------

       Expenses:
         Investment management fees .............................                  79            1,465
         Legal, insurance and audit fees.........................                  34               62
         Transfer agent fees.....................................                  18               18
         Custodian fees..........................................                   6               17
         Registration and filing fees............................                   3                7
         Trustees' fees..........................................                   1                8
         Other expenses .........................................                   6               24
                                                                      ---------------  ---------------
             Total expenses......................................                 147            1,601
         Expense reimbursements .................................                 (57)               -
                                                                      ---------------  ---------------
             Net expenses........................................                  90            1,601
                                                                      ---------------  ---------------
     Net investment income ......................................               1,381           31,586
                                                                      ---------------  ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS:
     Net realized gain (loss) from:
         Investment transactions.................................                 309          (24,291)
         Futures contracts.......................................                  27                -
                                                                      ---------------  ---------------
         Net realized gain (loss)................................                 336          (24,291)
                                                                      ---------------  ---------------

     Change in net unrealized appreciation or depreciation on:
         Investments ............................................               1,290           17,087
         Futures contracts.......................................                  22                -
                                                                      ---------------  ---------------
         Change in net unrealized appreciation or depreciation...               1,312           17,087
                                                                      ---------------  ---------------

         Net realized and unrealized gain (loss) on investments..               1,648           (7,204)
                                                                      ---------------  ---------------

NET INCREASE RESULTING FROM OPERATIONS...........................             $ 3,029         $ 24,382
                                                                      ===============  ===============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                                CMC FIXED INCOME SECURITIES FUND
                                       CMC HIGH YIELD FUND
                                  Portfolios of CMC Fund Trust
                               STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In thousands)

                                                 CMC Fixed Income Securities Fund              CMC High Yield Fund
                                               -------------------------------------  --------------------------------------
                                                                    September 1 *
                                                  Year Ended           through           Year Ended          Year Ended
                                               October 31, 2001    October 31, 2000   October 31, 2001    October 31, 2000
                                               ------------------  -----------------  ------------------  ------------------
Operations:
     Net investment income ....................          $ 1,381               $ 90            $ 31,586            $ 27,297
     Net realized gain (loss) from:
     Investment transactions...................              309                  4             (24,291)             (5,670)
     Futures contracts.........................               27                  -                   -                   -
     Change in net unrealized appreciation or
       depreciation on:
     Investments...............................            1,290.                 2              17,087              (2,503)
     Futures contracts.........................               22                  -                   -                   -
                                               ------------------  -----------------  ------------------  ------------------
     Net increase resulting from operations....            3,029                 96              24,382              19,124

Distributions to shareholders:
     From net investment income ...............           (1,381)               (90)            (31,586)            (27,297)
     From net realized gain from
          investment transactions..............               (4)                 -                   -                   -

Net capital share transactions.................           16,264             10,860              36,198              56,607
                                               ------------------  -----------------  ------------------  ------------------

Net increase in net assets.....................           17,908             10,866              28,994              48,434

NET ASSETS:
     Beginning of period ......................           10,866                  -             319,985             271,551
                                               ------------------  -----------------  ------------------  ------------------

     End of period ............................         $ 28,774           $ 10,866           $ 348,979           $ 319,985
                                               ==================  =================  ==================  ==================

*  Inception of operations.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1.  Significant accounting policies:

CMC Fixed Income Securities Fund and CMC High Yield Fund (the Funds) are portfolios of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust has established five other portfolios, CMC Strategic Equity Fund, CMC Small Cap Fund, CMC International Stock Fund, CMC Small/Mid Cap Fund, and CMC Short Term Bond Fund which are not included in these financial statements. The CMC International Bond Fund is not yet operational. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio.

Investment valuation. Securities are valued based on market values as quoted by dealers who are market makers in these securities, by independent pricing services, or by the advisor using a methodology approved by the Board of Trustees. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements. The Funds may engage in repurchase agreement transactions. The Funds, through the custodian, receive delivery of underlying securities collateralizing repurchase agreements. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Financial futures contracts. The CMC Fixed Income Securities Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying assets. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes the realized gain or loss when the contract is closed. Net realized gains arising from such transactions for the year ended October 31, 2001, amounted to $27,500 and is included in net realized gain from futures contracts. The underlying value of open futures contracts are shown on the schedule of investments under the caption "Futures Contracts".

Investment transactions. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Securities purchased on a when-issued or forward-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. Each Fund segregates liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

Investment income and expenses. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       Significant accounting policies, continued:

Use of estimates. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and distributions to shareholders. Dividends from net investment income are declared daily and paid monthly. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with the requirements of the Internal Revenue Code.

Federal income taxes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Funds. Therefore, no federal income or excise tax provision is required.

Premium and discount amortization/paydown gains-losses. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require Funds to amortize premium and discount on all fixed income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities (paydown gains and losses) presently included in realized gains and losses, as an adjustment to interest income. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the statements of operations. The Funds have not at this time quantified the impact, if any, resulting from the adoption of premium and discount amortization on the financial statements.

Other. The High Yield Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments. As of October 31, 2001, the credit rating, as rated by Moody's Investor Services, Inc., of the Fund's securities held (less short term investments) were as follows: Baa (6%), Ba (54%), and B (40%).

The High Yield Fund currently holds Flooring America, Inc., 12.75% Senior Subordinate Notes, Series B, due 10/15/2002, which represents less than 1% of the Fund's portfolio. Flooring America filed a bankruptcy petition for reorganization on June 15, 2000 and effective on that date, the fund stopped accruing income on the bonds. Prior to the bankruptcy petition the Fund received payments for interest and a partial tender of the Bonds. Flooring America has filed a petition for return of these payments. The Fund has joined other bondholders and is defending the litigation. If the Fund is required to return the payments, the potential loss to the Fund as of October 31, 2001 is approximately $0.03 per share. A loss reserve has been established for a portion of the interest and principal payments that the Fund received.

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. Transactions with affiliates and related parties:

The amounts of fees and expenses described below are shown on each Fund's statement of operations.

Columbia Management Co. (CMC) is the investment adviser of the Funds. CMC is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

Investment management fees are paid monthly to CMC by each Fund. The fees are based on an annual rate of average daily net assets of 0.35 of 1% for the Fixed Income Securities Fund and 0.40 of 1% for the High Yield Fund.

For the years ending October 31, 2001, through October 31, 2004, CMC has contractually agreed to reimburse ordinary expenses of the Fixed Income Securities Fund, to the extent that these expenses, together with the advisory fee exceed 0.40% of the Fund's average daily net assets.

Trustees' fees and expenses were paid directly by each Fund to trustees having no affiliation with the Funds other than in their capacity as trustees. Other officers and trustees received no compensation from the Funds.

Columbia Trust Company (CTC), an affiliate of CMC, and indirect wholly-owned subsidiary of Fleet is the transfer agent for the Funds. CTC is compensated based on a per account fee or minimum of $1,500 per month.


3.  Federal income tax:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of losses from wash sales. As of October 31, 2001, the High Yield Fund had unused capital loss carryforwards of $38,074,397 that expire in 2007, 2008, and 2009. For federal income tax purposes, as of October 31, 2001, the unrealized appreciation (depreciation), excluding short term investments, were as follows:

                                                                       Net
                                     Unrealized     Unrealized     Appreciation
                                    Appreciation  (Depreciation)  (Depreciation)
                                    ------------  --------------  --------------
CMC Fixed Income Securities Fund..   $ 1,290,774    $    (1,354)   $ 1,289,420
CMC High Yield Fund...............     9,856,707     (7,884,318)     1,972,389

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  Investment transactions:
During the year ended October 31, 2001, purchases, sales, and maturities of long -term securities, and net realized gains (losses) were as follows:

                                                                   CMC Fixed Income     CMC High Yield
                                                                   Securities Fund            Fund
                                                                  -------------------   ------------------
Purchases:
  Investment securities other than U.S. Government obligations          $ 17,483,798        $ 224,527,2700
  U.S. Government obligations.................................            27,218,882                    -
                                                                  -------------------   ------------------
        Total purchases.......................................          $ 44,702,680        $ 224,527,270
                                                                  ===================   ==================
Sales and Maturities:
  Investment securities other than U.S. Government obligations           $ 7,294,833        $ 190,354,478
  U.S. Government obligations.................................            21,778,501                    -
                                                                  -------------------   ------------------
        Total sales and maturities............................          $ 29,073,334        $ 190,354,478
                                                                  ===================   ==================
Net Realized Gain (Loss):
  Investment securities other than U.S. Government obligations             $ 270,680        $ (24,290,895)
  U.S. Government obligations.................................                38,000                    -
                                                                  -------------------   ------------------
        Total net realized gain (loss)........................             $ 308,680        $ (24,290,895)
                                                                  ===================   ==================

5.  Capital stock activity:

At October 31, 2001, each Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                 CMC Fixed Income Securities Fund               CMC High Yield Fund
                                             ----------------------------------------   -------------------------------------
                                                   Year             September 1 *              Year               Year
                                                   Ended               through                 Ended             Ended
                                             October 31, 2001      October 31, 2000     October 31, 2001    October 31, 2000
                                             ------------------   -------------------   ------------------  -----------------
  Shares:
     Shares sold.........................            2,052,574             1,075,649           12,295,392         21,094,859
     Shares reinvested for dividends
     and distributions...................              132,329                 8,981            3,395,836          2,868,478
                                             ------------------   -------------------   ------------------  -----------------
                                                     2,184,903             1,084,630           15,691,228         23,963,337
     Shares redeemed.....................             (613,799)                    -          (11,374,544)       (17,201,988)
                                             ------------------   -------------------   ------------------  -----------------
     Net increase........................            1,571,104             1,084,630            4,316,684          6,761,349
                                             ==================   ===================   ==================  =================
  Amounts:
     Sales...............................         $ 21,268,948          $ 10,770,003        $ 101,372,083      $ 178,587,770
     Reinvestment of dividends
     and distributions...................            1,384,688                89,992           28,167,501         24,157,535
                                                    22,653,636            10,859,995          129,539,584        202,745,305
     Less redemptions....................           (6,389,931)                    -          (93,341,148)      (146,137,871)
                                             ------------------   -------------------   ------------------  -----------------

     Net increase .......................         $ 16,263,705          $ 10,859,995         $ 36,198,436       $ 56,607,434
                                             ==================   ===================   ==================  =================

     *   Inception of operations.

6.  Subsequent event:

On December 7, 2001, the CMC Fixed Income Securities Fund paid a capital gains distributions to the shareholders of record on December 6, 2001 in the amount of $361,418 which approximated $0.14 per share.

                        Report of Independent Accountants


To the Trustees and Shareholders of
CMC Fund Trust


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC High Yield Fund and CMC Fixed Income Securities Fund (the Funds), two of the portfolios of CMC Fund Trust, at October 31, 2001, the results of their operations for the year then ended, the changes in net assets of CMC High Yield Fund for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, and the changes in net assets and financial highlights of the CMC Fixed Income Securities Fund for the period September 1, 2000 (commencement of operations) through October 31, 2000 and the year ended October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Portland, Oregon
December 7, 2001

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                   [BIRD LOGO]
                                    Columbia


                            CMC SHORT TERM BOND FUND





         The CMC Short Term Bond Fund (the "Fund") is a portfolio of CMC Fund Trust seeking to provide investors a high level of current income, consistent with stability of principal by investing primarily in high quality, short term fixed income securities.















         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.






                                December 21, 2001

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY..........................................................2
         Goal................................................................2
         Strategy............................................................2
         Risk Factors........................................................3
         Historical Performance..............................................5
         Expenses............................................................6
         Financial Highlights................................................7
MANAGEMENT...................................................................8
INFORMATION ABOUT YOUR INVESTMENT............................................9
         Your Account........................................................9
                  Buying Shares..............................................9
                  Selling Shares.............................................10
                  Pricing of Shares..........................................10
         Distribution and Taxes..............................................10
                  Income and Capital Gains Distributions.....................10
                  Tax Effect of Distributions and Transactions...............11
MORE ABOUT THE FUND..........................................................11
         Investment Strategy.................................................11
         Other Risks.........................................................13
                  Mortgage Related Securities and CMOs.......................13
                  Asset Backed Securities....................................14
FOR MORE INFORMATION.........................................................14

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

GOAL
----

What is the Fund's Goal?

                  The Fund seeks to provide investors a high level of current income consistent with a high degree of stability of principal.

STRATEGY

What investment strategies does the Fund use to pursue this goal?


                  The Fund intends to invest primarily in high quality, short term fixed income securities. The Fund's average portfolio duration will not exceed three years. Under normal conditions, the Fund will invest at least 80% of its total assets in:


                  o Obligations of the U.S. Government, its agencies or instrumentalities

                  o Corporate debt securities rated either AAA, AA, A or BBB by Standard and Poor's, Inc. ("S&P") or Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's")


                  o Unrated fixed income securities judged to be of comparable quality to the securities listed above


                  To achieve its investment objective of a high level of current income consistent with a high degree of stability of principal, at least 50% of the Fund's assets will be invested in:

                  o Obligations of the U.S. Government, its agencies or instrumentalities

                  o Corporate debt securities rated in the two highest ratings categories by S&P (AAA or AA) or Moody's (Aaa or Aa)

--------------------------------------------------------------------------------
                  A DESCRIPTION OF CORPORATE DEBT SECURITIES
                  RATINGS IS CONTAINED IN THE FUND'S STATEMENT OF
                  ADDITIONAL INFORMATION.
--------------------------------------------------------------------------------


                  In selecting securities for the Fund, Columbia Management Co., the investment adviser for the Fund ("CMC" or "Adviser"), conducts an ongoing evaluation of the economic and market environment to determine the emphasis to be placed by the Adviser on the different types of securities and sectors in which the Fund may invest (for example, corporate bonds, Treasuries or mortgage securities). The Adviser will also evaluate the desired levels of average quality, maturity and duration of the Fund's portfolio based upon the current economic and market environment. After selecting the types of securities and sectors and the desired level of quality, maturity and duration of the portfolio, the Fund conducts intensive, fundamental and quantitative analysis to identify attractive securities within the target types of securities and sectors. This investment strategy is intended to give CMC a better understanding of the long-term prospects of particular securities and sectors, based on existing conditions in the investment environment. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on the potential risk and reward of Fund securities and thereby generate consistent, competitive results over the long-term.


RISK FACTORS
------------

What are the principal risks of investing in the Fund?

                  The fixed income securities held in the Fund's investment portfolio are subject to interest rate risk and credit risk, both of which could impact the total return you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  INTEREST RATE RISK refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.

--------------------------------------------------------------------------------
                  When interest rates go up, the value of the Fund's portfolio will likely decline because fixed income securities in the portfolio are paying a lower interest rate than what investors could obtain in the current market. When interest rates go down, the value of the Fund's portfolio will likely rise, because fixed income securities in the portfolio are paying a higher interest rate than newly issued fixed income securities.
--------------------------------------------------------------------------------

         The amount of change in the value of the Fund's portfolio depends upon several factors, including the maturity date of the fixed income securities in the portfolio. In general, the price of fixed income securities with longer maturities are more sensitive to interest rate changes than the price of fixed income securities with shorter maturities.

                  CREDIT RISK refers to the ability of the issuer of the bond to meet interest and principal payments when due. Although the Fund intends to invest primarily in high-quality, short term fixed income securities, the Fund may invest in lower-rated securities, primarily securities rated BBB by S&P or Baa by Moody's. Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields, but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so.

--------------------------------------------------------------------------------
                  By concentrating on short term, high quality fixed income securities, the Fund offers less current yield than securities of lower quality (rated below BBB/Baa) or longer maturity. Lower quality securities, however, are generally less liquid. Furthermore, lower quality securities and securities with longer maturities tend to have greater credit risk and interest rate risk; consequently longer term, lower quality securities generally exhibit more price volatility.
--------------------------------------------------------------------------------

                  See "MORE ABOUT THE FUND" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?


                  The bar chart and table below illustrate the Fund's annual returns as well as its long term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of the Merrill 1-5 Gov't/Corp Bond Index (the "Index"), a widely recognized unmanaged index representing average market-weighted performance of U.S. Treasury and agency securities and investment-grade corporate bonds with maturities between one and five years. The Index does not reflect any deductions for fees or expenses. Both the bar chart and the table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

         Year-By-Year Total Return As Of 12/31 Each Year

         [GRAPHIC OMITTED]


               1999        2.60%
               2000        9.57%


         The Fund's year-to-date total return as of 9/30/01 was 8.28%.

         Best Quarter:                                4Q '00        3.34%
         Worst Quarter:                               2Q '99        0.15%
         -------------------------------------------- ----------- -------------


         Average Annual Total Returns As Of 12/31/00

                                                                   Inception
                                                        1 Year     (2/2/98)
         ---------------------------------------------- ---------- ------------
         CMC Short Term Bond Fund                        9.57%     6.28%

         ---------------------------------------------- ---------- ------------
         Merrill 1-5 Gov't/Corp. Bond Index              8.88%     6.00%



EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of Fund assets and are therefore reflected in the share price.

--------------------------------------------------------------------------------
         The fund has no sales charge (load) or 12b-1 distribution fees.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Fee Table

                  Shareholder transaction fees (fees paid directly      None
                  from your investment)

                  Annual Fund Operating Expenses (expenses that are paid out of Fund assets)

                           Management Fees                              0.25%
                           Distribution and/or Service (12b-1) Fees     None
                           Other Expenses                               0.28%(1)

                                    Total Fund Operating Expenses       0.53%
                                    Expenses Reimbursement              0.08%(2)
                                    Net Expenses                        0.45%

                  (1) Other expenses include an administrative fee paid by each shareholder of the Fund for specialized reports provided by the Adviser analyzing the Fund's portfolio and performance, market conditions and economic indicators. For these services, each shareholder pays the Adviser an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee ranges from 0.05% to 0.20%. The maximum fee of 0.20% has been included in the Fee Table.


                  (2) For the fiscal year ended October 31, 2001, CMC contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.25%. CMC has agreed to continue this reimbursement for the next three fiscal years.
--------------------------------------------------------------------------------


                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                     1 Year          3 Years         5 Years        10 Years
                     ------          -------         -------        --------
                      $46             $144            $271            $641


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "FINANCIAL STATEMENTS."

                                                                        Year Ended                 February 2, to
                                                                        October 31,                  October 31,
                                                        ---------------------------------------     -------------
                                                           2001           2000          1999         1998 (1)(2)
                                                           ----           ----          ----         -----------
Net asset value, beginning of period ................. $   11.73         $11.72        $12.09          $12.00
                                                           -----         ------        ------          ------
Income from investment operations:
Net investment income ................................      0.76           0.77          0.72            0.54
Net realized and unrealized gains (losses)
  on investments......................................      0.68           0.01         (0.37)           0.09
                                                            ----           ----          ----            ----
     Total from investment operations.................      1.44           0.78          0.35            0.63
                                                            ----           ----          ----            ----

Less distributions:
Dividends from investment income......................     (0.76)         (0.77)        (0.72)          (0.54)
Distributions from net capital gains..................        -             -           (0.00)*           -
                                                            -----         -----          -----          -----
     Total distributions..............................     (0.76)         (0.77)        (0.72)          (0.54)
                                                            -----         -----          -----          ------

Net asset value, end of period........................     $12.41         $11.73        $11.72          $12.09
                                                           ======         ======        ======          ======

Total return..........................................      12.62%       6.92%            2.96%          5.38% (3)

Ratios/supplemental data
Net assets, end of period (in thousands)..............    $89,791       $82,809       $144,821         $42,692
Ratio of net expenses to average net assets (4).......     0.25%         0.25%           0.25%           0.25%
Ratio of total expenses to average net assets(4) .....     0.33%         0.33%           0.32%           0.38%
Ratio of net income to average net assets.............     6.27%         6.56%           6.22%           5.97%
Portfolio turnover rate...............................      82%           86%             128%            132%


(1)    From inception of operations.
(2)    Ratios and portfolio turnover rates are annualized.
(3)    Not annualized.
(4) The investment adviser has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's average daily net assets for the years ending October 31, 2001 through October 31, 2004. Expenses do not include an administrative fee paid to the Adviser by each shareholder in an amount, ranging between 0.05% and 0.20%, depending upon the size of the account.
*      Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

         The Fund's investment adviser is Columbia Management Co., 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("Adviser" or "CMC"). CMC has acted as an investment adviser since 1969.

         The Fund has contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Fund's assets to invest. For the fiscal year ended October 31, 2001, the Fund paid CMC a management fee, expressed as a percentage of average net assets, of 0.25%.


         CMC uses an investment team approach to analyze investment themes and strategies for the Fund. Members of the investment team are responsible for the analysis of particular industries and asset types and for recommendations on individual securities within those industries and asset types. Mr. Leonard A. Aplet, a Senior Vice President of CMC and a Chartered Financial Analyst, has since inception of the Fund (February 1998) had responsibility for implementing on a daily basis the investment strategies developed for the Fund. Mr. Aplet joined the Adviser in 1987 as a portfolio analyst and member of the investment team. Mr. Aplet received a Masters of Business Administration from the University of California at Berkeley prior to joining the investment team.



--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------

         Buying Shares
         -------------

                  Shares in the Fund are available for purchase by clients of CMC enabling them to invest in a diversified portfolio of high quality fixed income securities in a pooled environment, rather than purchasing securities on an individual basis. Each investor enters into an Administrative Services Agreement (an "Agreement") with CMC under which CMC agrees to provide certain shareholder services, including attendance at client meetings, preparation of a variety of client or shareholder reports, and performance of other administrative tasks. Each investor pays a fee under the Agreement that is expressed as a percentage of assets it has invested in the Fund. This is in addition to any fees that CMC or any CMC affiliate may receive from the Fund for services rendered to the Fund.

                  If you want to directly invest in the Fund, contact your CMC representative at 1-800-547-1037. In addition, CMC, in its role as discretionary investment adviser, may allocate a portion of a client's investment portfolio into the Fund. If such investment is for the benefit of an employee benefit plan, an independent fiduciary for a CMC client account, after careful review of this Prospectus, including the Fund's expenses and consistency with the client's written investment guidelines, must approve the investment in the Fund. Upon approving the investment, the independent fiduciary will authorize CMC to invest a portion of the client's portfolio in the Fund, at CMC's discretion, subject to limitations imposed by the independent fiduciary.

--------------------------------------------------------------------------------
                  If CMC is considered to be a fiduciary of your assets, including the account with the Fund, under the Employee Retirement Income Security Act of 1974, certain conditions must be satisfied before assets may be invested in the Fund by CMC on your behalf. See the Statement of Additional Information for more detail.
--------------------------------------------------------------------------------

                  The price for Fund shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Although the Fund has no policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

         Selling Shares
         --------------

                  You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

                  The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

         Pricing of Shares
         -----------------


                  The Fund uses market value to value its securities as quoted by dealers who are market makers in these securities or by an independent pricing service, unless the Adviser determines that a fair value determination should be made using procedures and guidelines established by and under the general supervision of the Fund's Board of Trustees. Market values are based on a price between the bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost.


DISTRIBUTION AND TAXES
----------------------

         Income and Capital Gains Distributions
         --------------------------------------

                  Income dividends, consisting of net investment income, are declared daily and paid monthly by the Fund. All income dividends paid by the Fund will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in the Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. The Fund generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.

         Tax Effect of Distributions and Transactions
         --------------------------------------------


                  The dividends and distributions of the Fund are taxable to most investors, unless the shareholder is exempt from state or federal income taxes or your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have them as income. In general, distributions occurring after Jabuary 1, 2002 and before December 31, 2002 are taxable as follows:


                 ------------------------------------------------------------------------------------
                 Taxability of Distributions

                 Type of                         Tax Rate for              Tax Rate for
                 Distribution                    15% Bracket or Lower      27% Bracket or Higher
                 ------------                    --------------------      ---------------------
                 Income Dividends                Ordinary Income Rate      Ordinary Income Rate

                 Short Term Capital Gains        Ordinary Income Rate      Ordinary Income Rate

                 Long Term Capital Gains         10%                       20%
                 ------------------------------- ------------------------- --------------------------

                  The Fund expects that, as a result of its investment objective to achieve a high level of current income, its distributions will consist primarily of income dividends. Each year the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

                  The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.

--------------------------------------------------------------------------------
                  Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of state and local income tax laws to Fund dividends and capital distributors.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MORE ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------

         In addition to corporate debt securities and U.S. Government and agency obligations as described above, the Fund may invest in mortgage and other asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, and savings and loan obligations.


         Mortgage pass through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).


         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

         The Fund will usually invest some portion of its assets in Collateralized Mortgage Obligations ("CMOs") issued by U.S. agencies or instrumentalities or in privately issued CMOs that carry an investment grade rating. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The Fund will invest in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

         The Fund is permitted to invest in asset-backed securities, subject to the Fund's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, including home equity and automobile loans and credit card and other types of receivables, as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's investment objective policies and quality standards, the Fund may invest in these and other types of asset-backed securities which may be developed in the future.

         Due to the inverse relationship between the price of a security and the interest rate of that security (that is, when interest rates rise, the price of fixed income securities generally fall and, conversely, when interests rates fall, the price of fixed income securities generally rise) the value of the Fund's portfolio will fluctuate with changes in interest rates. The Fund will attempt to reduce the risk of principal fluctuations by adjusting the average portfolio duration. In periods of rising interest rates and falling fixed income prices, the Fund may maintain a shorter duration to reduce the impact of a decline in the value of fixed income securities in the Fund's portfolio. Conversely, during times of falling rates and rising prices, a longer average portfolio duration of up to three years may be sought.

         In selecting investments, the Adviser uses a top down analysis, supplemented by a bottom up analysis. Top down analysis begins with an overall evaluation of the investment environment, and allows the Adviser to determine specific industries, market sectors within those industries, specific types of fixed income instruments (for example corporate bonds, treasuries or mortgage pass through securities) and desired levels of portfolio quality, maturity and duration to emphasize. Factors the Adviser considers in its top down analysis include:

         o        economic growth
         o        inflation

         o        interest rates
         o        federal reserve policy
         o        corporate profits
         o        demographics
         o        money flows


         Once individual sectors, types of instruments and markets have been identified, in the case of corporate bonds, the Adviser employs fundamental and quantitative analysis to select individual securities. Fundamental analysis includes the evaluation of a company's:


         o        financial condition
         o        quality of management
         o        earnings growth and profit margins
         o        sales trends
         o        potential for new product development
         o        dividend payment history and potential
         o        financial ratios
         o        investment in research and development

         By utilizing the investment strategy, the Adviser strives to anticipate and act upon market changes, understand its effect on the risks and rewards of Fund securities, and thereby generate consistent, competitive results over the long-term.

OTHER RISKS
-----------

         In addition to the risks stated in the "RISK/RETURN SUMMARY," there are other risks of investing in the Fund, which are described below:

Mortgage Related Securities and CMOs
------------------------------------


         Mortgage related securities and CMOs are subject to risks relating to cash flow uncertainty; that is, the risk that actual prepayments on the underlying mortgages will not correspond to the prepayment rate assumed by the Fund. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce their total return potential. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgage and expose the Fund to a lower rate of return on reinvestment. To the extent that mortgage backed securities are held by the Fund, the prepayment right of mortgages may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Likewise, higher rates can cause cash flow receipts to extend and increase the time until pay back on the issue. Additionally, the Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.


Asset Backed Securities
-----------------------

         In addition to prepayment risk as described above, asset back securities do not usually contain the benefit of a complete security interest in the related collateral.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on the Fund's structure and its performance in the following documents:

         o Annual/Semiannual Reports. While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.


         o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Fund, its Trustees and its investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountant's report.


         A current SAI for the Fund is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

         A copy of the SAI and the current annual report is attached to this Prospectus. To obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:

                                    CMC Fund Trust
                                    1300 S.W. Sixth Avenue
                                    Portland, Oregon  97201
                                    Telephone:  1-800-547-1037


Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



SEC file number:  811-5857

------------------------------------------------------------------------------

                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and a portfolio of the Trust, CMC Short Term Bond Fund (the "Fund").


         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 21, 2001 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.





                                TABLE OF CONTENTS


Description of the Fund.......................................................2
Management...................................................................14
Investment Advisory and Other Fees Paid to Affiliates........................20
Portfolio Transactions.......................................................21
Capital Stock and Other Securities...........................................23
Purchase, Redemption and Pricing of Shares...................................23
Custodians...................................................................25
Independent Accountants......................................................26
Taxes    ....................................................................26
Yield and Performance........................................................29
Financial Statements.........................................................31



                                December 21, 2001

--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------


         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are eight portfolios established under the Trust: the Fund, CMC High Yield Fund, CMC Small Cap Fund, CMC International Stock Fund, CMC Fixed Income Securities Fund, CMC International Bond Fund, CMC Small/Mid Cap Fund and CMC Strategic Equity Fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for the Fund is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further discussion regarding the Adviser.


INVESTMENT OBJECTIVE, POLICIES AND RISKS
----------------------------------------

         The Fund's primary investment objective is to provide shareholders with a high level of current income consistent with a high degree of stability of principal. The Fund's objective may not be changed without a vote of the outstanding voting securities of the Fund. There is no assurance that the Fund will achieve its investment objective.

         To achieve its investment objective, the Fund expects to invest at least 50% of its assets in:

         (i) U.S. Government securities, including bonds, notes and bills issued by the U.S. Treasury, and securities issued by agencies and instrumentalities of the U.S. Government;

         (ii) corporate debt securities rated, at the time of purchase, in one of the two highest ratings categories of Standard & Poor's ("S&P") (AAA or AA) or Moody's Investor's Services, Inc. ("Moody's") (Aaa or Aa);

         (iii) or, if not rated, judged to be of comparable quality.

         Subject to the above restrictions, the Fund may invest in investment grade debt securities, meaning securities which, at the time of purchase, are rated Baa or higher by Moody's, BBB or higher by S&P, or, if unrated, believed to be equivalent to securities with those ratings. Although bonds rated Baa or BBB are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the price of such bonds may be more sensitive to adverse economic changes or individual corporate developments than bonds with higher investment ratings. The Fund will evaluate the appropriateness, in light of the existing circumstances, of retaining any security whose credit rating drops below Baa or BBB after its purchase by the Fund. Finally, up to 10% of the Fund's assets may be invested in lower grade securities (rated Ba or B by Moody's or BB or B by S&P), commonly referred to as "junk bonds," when the Adviser believes these securities present attractive investment opportunities despite their speculative characteristics. Bond ratings are described below under "INVESTMENTS HELD BY THE FUND."

         The Fund's average portfolio duration may not exceed 3 years. Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average portfolio duration of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired duration range. This may result in a greater level of realized capital gains and losses than if the Fund held all securities to maturity.

         Depending upon the prevailing market conditions, debt securities may be purchased at a discount from face value, producing a yield of more than the coupon rate, or at a premium over face value, producing a yield of less than the coupon rate. In making investment decisions, the Fund will consider factors other than current yield, such as preservation of capital, maturity, and yield to maturity. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with the Adviser's judgement as to the best obtainable price.

INVESTMENTS HELD BY THE FUND
----------------------------

         Securities held by the Fund may include a variety of fixed income debt securities, such as bonds, debentures, notes, equipment trust certificates, short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies or instrumentalities, Government National Mortgage Association ("GNMA") mortgage-backed certificates and other similar securities representing ownership in a pool of loans ("pass-through securities"), and repurchase agreements with banks or securities dealers relating to these securities. Portfolio securities may have variable or "floating" interest rates. Investments may also be made in fixed income preferred stocks. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached. The Fund may invest in high quality foreign government and foreign corporate fixed income securities. Additional information with respect to certain of the securities in which the Fund may invest is set forth below.

Securities Rating Agencies
--------------------------

         The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from the Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.

         Bond Ratings. Moody's -- The following is a description of Moody's bond ratings:

         Aaa - Best quality; smallest degree of investment risk.

         Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

         A - Many favorable investment attributes; considered upper medium-grade obligations.

         Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

         Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

         B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

         S&P -- The following is a description of S&P's bond ratings:

         AAA - Highest rating; extremely strong capacity to pay principal and interest.

         AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

         A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

         Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

         BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

         B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Certificates of Deposit
-----------------------

         Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insurance payable on Certificates of Deposit issued to the Fund by any one bank. Therefore, Certificates of Deposit purchased by the Fund may not be fully insured.

Bankers' Acceptances
--------------------

         Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee), which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date, and the nature of the underlying transaction.

Letters of Credit
-----------------

         Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

Commercial Paper
----------------

         Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

         Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

         Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities
---------------------

         Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

         Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

         Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------

         The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of the Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------

         The Fund may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         The Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities
--------------------------------

         The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------

         The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities
------------------------------------

         Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions
-----------------

         Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of the Fund will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

         Management of the Fund understands that it is the view of the Staff of the Securities and Exchange Commission ("SEC") that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Foreign Fixed Income Securities
-------------------------------

         The Fund may invest up to 10% of its total assets in fixed income securities of foreign issuers, including securities issued by foreign governments, denominated in U.S. dollars. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments. Foreign investments involve certain other risks, including possible political or economic instability, the possibility of currency exchange controls, reduced availability of public information about a foreign company, and the lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. In addition, with respect to certain foreign countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation.

Repurchase Agreements
---------------------

         The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------

         No illiquid securities will be acquired by the Fund if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

         The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Dollar Roll Transactions
------------------------

         The Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

         The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

         The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.

INVESTMENT RESTRICTIONS
-----------------------

         The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will the Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.

The Fund may not:

         1. Buy or sell commodities or commodity futures contracts.

         2. Concentrate investments in any industry. However, it may (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80% of the value of its total assets in certificates of deposit (C/D's) and banker's acceptances with maturities not greater than one year. C/D's and banker's acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the adviser.

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets.

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of such illiquid securities. See "DESCRIPTION OF THE FUND, INVESTMENTS HELD BY THE FUND" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75% of the assets of the Fund.

         8. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5% of any class of securities of the issuer.

         9. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.

         10. Issue senior securities, bonds, or debentures.

         11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

         12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5% of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10% of the gross assets of the Fund valued at cost.

         13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         14. Invest in companies to exercise control or management.

         15. Buy any securities or other property on margin or purchase or sell puts or calls, or confirmations thereof.

         16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10% of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


         The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc. since November 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia Fixed Income Securities Fund, Inc. There are 23 portfolios in the Columbia Funds Complex overseen by each Trustee. The Columbia Funds Complex is composed of the eight portfolios (including the Fund) of the Trust and the fifteen Columbia Funds listed above.

J. JERRY INSKEEP, JR.,* Age 70, Chairman and Trustee of the Trust; Chairman and Director of each of the Columbia Funds; Consultant to Columbia Management Co. and FleetBoston Financial Corporation (since December 1997); formerly President of the Trust and each of the Columbia Funds; formerly Chairman and a Director of the Adviser, Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue Portland, Oregon 97207.

JAMES C. GEORGE, Age 69, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1966-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Suite 1100, Portland, Oregon 97204.

PATRICK J. SIMPSON, Age 57, Trustee of the Trust (since May 2000) and Director of each of the Columbia Funds (since May 2000); lawyer with Perkins Coie LLP. Mr. Simpson's business address is 1211 S.W. Fifth Avenue, Suite 1500, Portland, Oregon 97204.

RICHARD L. WOOLWORTH, Age 60, Trustee of the Trust and Director of each of the Columbia Funds; Chairman and Chief Executive Officer of The Regence Group. Mr. Woolworth's address is 200 S.W. Market Street, Portland, Oregon 97201.

JEFF B. CURTIS,* Age 48, President and Assistant Secretary of the Trust and each of the Columbia Funds (since April 2000); Chief Operating Officer and Assistant Secretary (since July 2000), Director and President of Columbia Financial (since October 1999); President and Chief Operating Officer (since October 2000), Chairman (since March 2000), Assistant Secretary (since July 2000), Director (since January 1999), Secretary (April 1993-July 2000) and Senior Vice President (January 1999-October 2000) of the Trust Company; President (since October
2000), Chief Operating Officer and Secretary (since July 2000), Director (since December 1997) and Senior Vice President (January 1999-October 2000) of the Adviser and CFMC. Prior to his current officer positions, Mr. Curtis was Vice President and General Counsel of the Adviser, CFMC, the Trust Company and Columbia Financial (April 1993-December 1998). Mr. Curtis's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

THOMAS L. THOMSEN,* Age 57, Vice President of the Trust and each of the Columbia Funds (since April 2000); Chief Executive Officer (since October 2000), President (December 1997-October 2000), Chief Investment Officer (December 1997-May 2001) and Director (since 1980) of the Trust Company; Chief Executive Officer and Chairman (since October 2000), Director (since 1989), President (December 1997-October 2000) and Chief Investment Officer (December 1997-May
2001) of the Adviser; Chief Executive Officer and Chairman (since October 2000), Director (since 1982), President (December 1997-October 2000) and Chief Investment Officer (December 1997-May 2001) of CFMC. Prior to his current officer positions, Mr. Thomsen was Vice President of the Adviser, CFMC and the Trust Company. Mr. Thomsen's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MYRON G. CHILD,* Age 61, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December
1997); Vice President of the Adviser and CFMC (since December 1997). Prior to becoming Vice President to the Adviser and CFMC, Mr. Child was Corporate Controller (March 1981-November 1997). Mr. Child's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

KATHLEEN M. GRIFFIN,* Age 42, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of Columbia Financial (since December 1997). Prior to becoming a Vice President of Columbia Financial, Ms. Griffin was Manager of Shareholder Communications (January 1995-November 1997). Ms. Griffin's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

JEFFREY L. LUNZER,* Age 40, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since April
2000), the Adviser and CFMC (since January 1999). Prior to becoming a Vice President of the Trust Company, Adviser and CFMC, Mr. Lunzer was the Funds' Controller (December 1998-December 1999). Prior to joining the Adviser and CFMC, Mr. Lunzer was Vice President and Accounting Manager for WM Shareholder Services, Inc., a subsidiary of Washington Mutual Bank (1984-November 1998), and Treasurer and Fund Officer of WM Group of Funds, a mutual fund company (1988-November 1998). Mr. Lunzer's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.


SUSAN J. WOODWORTH,* Age 49, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December 1997). Prior to becoming Vice President of the Trust Company, Ms. Woodworth was Manager of Mutual Fund Operations (July 1980-November 1997). Ms. Woodworth's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MARK A. WENTZIEN,* Age 41, Secretary of the Trust and each of the Columbia Funds (since April 2000); Director, Vice President and Secretary of Columbia Financial (since January 1999); Secretary (since July 2000) and Associate Counsel (since January 1999) of the Trust Company; Assistant Secretary (since July 2000), Vice President-Legal (since July 1999), and Associate Counsel (April 1997-June 1999) of the Adviser and CFMC. Prior to joining the Adviser and CFMC, Mr. Wentzien was a lawyer with the law firm of Davis Wright Tremaine LLP (September 1985-April
1997). Mr. Wentzien's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

         *These individuals are "interested persons" as defined by the 1940 Act and receive no fees or salaries from the Trust or the Fund. Mr. Inskeep is an "interested person" because he is employed as a consultant to the Adviser and FleetBoston Financial Corporation, the parent company of the Adviser.

Board of Trustees
-----------------

         The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Fund. The Trust hires other parties that are responsible for the day-to-day operations of the Fund, such as the Adviser, transfer agent and custodian. The Trustees meet quarterly to review the Fund's investment policies, performance, expenses, and other business matters. The Trust has no standing Compensation Committee, Audit Committee or Nominating Committee.

         The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2000 of (i) the Fund and (ii) all of the funds in the Columbia Funds Complex:

                                                                                           Aggregate Dollar Range of Equity
                                                                                 Securities in Portfolios Overseen
                                                                                     by Trustee in Columbia
Trustee                       Dollar Range of Equity Securities in the Fund              Funds Complex
-------                       ---------------------------------------------              -------------
J. Jerry Inskeep, Jr.                            None                                     Over $100,000
James C. George                                  None                                     Over $100,000
Patrick J. Simpson                               None                                     Over $100,000
Richard L. Woolworth                             None                                     Over $100,000

         As of December 31, 2000, none of the disinterested Trustees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

Approval of Investment Advisory Contract

         The Fund has entered into a separate investment advisory contract with the Adviser. The investment advisory contract is subject to annual approval by a majority of disinterested Trustees. The Fund's existing contract was considered and approved by the independent Trustees at an in-person meeting held in April 2001. In determining the reasonableness of the advisory fees under the contract, the Trustees considered several factors, including:

         o The nature and quality of services provided to the Fund's shareholders,
         o    The profitability of the advisory contract for the Adviser,
         o Fall-out benefits realized by the Adviser from service as adviser to the Fund, and
         o    A comparison of the fee structures of other mutual funds.

         In reviewing the quality of services provided by the Adviser, the Trustees examined the performance of the Fund compared to other mutual funds with similar investment objectives and against one or more securities indices that were considered appropriate. Performance over one and three-year periods were reviewed as well as ratings from Lipper Inc., placing more emphasis on the three-year results, which analysis reflected performance superior to that of the average fund in its category. In addition, the Trustees assessed the day-to-day management of the Fund, reviewing information provided at the meeting at which the contract was approved and at earlier meetings during the fiscal year. The Trustees reviewed overall expense ratios of the Fund, including the aggregate expenses of the Fund to its net assets, as well as several individual expense items to the Fund's net assets such as the management fee, transfer agent fee, and custodian fee. Based on its review, the Trustees found the quality and cost of services provided to the Fund's shareholders to be exceptional and far below the median total expense ratio of funds in its category.

         The Trustees reviewed data related to the profitability of the Adviser with respect to its contract with the Fund and found it to be within the range approved by courts in the past. The Trustees also considered the benefit to the corporate parent of the Adviser as the result of its ownership of Columbia Trust Company, which serves as transfer agent for the Fund.

         After considering the material factors listed above, and the Fund's specific circumstance, the Trustees concluded that the Fund's advisory contract with the Adviser was reasonable for the Fund and in the best interests of shareholders. See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and the Fund's investment advisory contract.

Trustee Compensation
--------------------

         The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 2001. None of the Trustees receives any form of pension or retirement benefit compensation from the Trust or the Funds.

                                               Total Compensation from the
Trustee               Compensation From Trust  Trust and Columbia Funds
--------------------
Richard L. Woolworth           $9,000                     $35,000
James C. George                $9,000                     $34,000
Patrick J. Simpson             $9,000                     $34,000

         Columbia Financial Center Incorporated ("Columbia Financial"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Adviser, is the principal underwriter for the Fund, and is authorized under a distribution agreement with CMC Fund Trust to sell shares of the Fund. Columbia Financial does not charge any fees or commissions to investors or the Fund for sales of the Fund's shares.

         At November 30, 2001, officers and directors of the Fund, in the aggregate, owned of record or beneficially the number of shares of the Fund as set forth below:

                                                      Percentage of
Portfolio                           Shares            Total Shares Outstanding
---------                           ------            ------------------------
CMC Short Term Bond Fund            566,531.522               6.41%

         At November 30, 2001, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Fund:

                                          Shares Beneficially Owned
Name and Address                             at November 30, 2001
----------------                       --------------------------------

Oregon Health Sciences Foundation         2,841,536           (32.14%)
1121 S.W. Salmon Street, Suite 200
Portland, OR  97205

Legacy Health System Fixed Income II        909,604           (10.29%)
1919 N.W. Lovejoy
Portland, OR  97209

Jeannine B. Cowles                          809,262            (9.15%)
2221 S.W. First Ave., #1522
Portland, OR  97201

Honzel Ltd. Partnership                     583,165            (6.60%)
12929 S.W. Forest Meadows
Lake Oswego, OR  97034

J. Jerry Inskeep, Jr.                       566,531            (6.41%)
2201 Yacht Haven Road
Friday Harbor, WA  98250

John A. Kemp                                504,501            (5.71%)
18004 Eastridge Lane
Lake Oswego, OR  97034

         As defined by SEC rules and regulations, the Oregon Health Sciences Foundation is a "control person" of the Fund, since it owns over 25% of the voting securities of the Fund. The fact that it owns over 25% of the Fund's voting securities means it may be able to impact the outcome of any matter in which shareholders are asked to vote.

--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to the Fund is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with the Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest.

         The Adviser and the Trust Company are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

         The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


         For its services provided to the Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.25 of 1% of its daily net assets. Advisory fees paid by the Fund to the Adviser were $206,667, $229,355, and $259,716, for fiscal years 2001, 2000 and 1999, respectively. For the fiscal year ended October 31, 2001, the Adviser has agreed to reimburse the Fund to the extent Total Fund Operating Expenses, not including the administrative fee described below, exceed 0.25%. If the Adviser had not agreed to reimburse the Fund for such expenses, Total Fund Operating Expenses for the Fund, not including the Administrative fee described below, would have been 0.33%.


         In addition to the investment advisory fee payable by the Fund to the Adviser, each shareholder enters into an Administrative Services Agreement (the "Agreement") with the Adviser. Pursuant to this Agreement, the Adviser agrees to provide certain administrative services to each shareholder and charges each shareholder a fee for those services based on the level of shareholder assets invested in the Fund. The fees range from 0.05% to 0.20%.


         The Trust Company acts as transfer agent and dividend crediting agent for the Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 to the Trust Company for services performed for the fiscal year ended October 31, 2001 under the transfer agent agreement relating to the Fund.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

         There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such brokerage commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.

         Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by the Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund. As permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         The Adviser may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate, primarily Robertson Stephens, is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act. 21

         Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Adviser may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Adviser may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.


         Both the Trust and the Adviser have adopted a Code of Ethics (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be held or purchased by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients, or take unfair advantage of their relationship with the Adviser. The specific standards in the Ethics Code include, among others, a requirement that all trades of access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or
U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.

--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------


         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMC Small Cap Fund, CMC International Stock Fund, CMC High Yield Fund, CMC Fixed Income Securities Fund, CMC International Bond Fund, CMC Small/Mid Cap Fund and the CMC Strategic Equity Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.


         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.


--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------

         Shareholders of the Fund are investment advisory clients of the Adviser. Investments in the Fund are made directly by clients of the Adviser or by the Adviser in its role as discretionary investment adviser for a portion of shareholder's assets. However, with respect to assets of an investment advisory client of the Adviser invested in the Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

         The net asset value per share of the Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.


         The Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at a price between the representative bid and asked quotations obtained from a third party pricing service. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.

         Certain fixed income securities for which daily market quotations from a pricing service are not readily available, or for which the Adviser believes accurate quotations have not been received, may be valued by the Adviser by receipt of quotations from established dealers or pursuant to matrix pricing, both in conformance with guidelines established by the Board of Trustees. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee established by the Adviser. Determinations made by the Valuation Committee are reported to and reviewed by the Board of Trustees.



--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------


         U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). J.P. Morgan Chase & Co. ("J.P. Morgan" or a "Custodian"), 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by the Fund. The Custodians hold all securities and cash of the Fund, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Fund, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         The Fund is authorized to invest up to 10% of its total assets in fixed income securities of foreign issuers, denominated in U.S. dollars. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with J.P. Morgan (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.


--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.


--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

         The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         The Trust currently has eight portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).


         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from the Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

         The Fund may invest up to 10% of its total assets in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. These foreign taxes will reduce the Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities. The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

         Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund less than six months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), the Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If a fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act. Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

State Income Taxes
------------------

         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of an investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion.

Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.


--------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote current yield and total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

30-DayYield Quotation
---------------------

         Current yield of the Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                  Yield = 2 [(a-b + 1)6 -1]
                                 cd

         Where:     a =   dividends and interest earned during the period.

                    b =   expenses accrued for the period.

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.


         The Fund uses generally accepted accounting principles in determining its income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. The current yield of the Fund for the 30-day period ended October 31, 2001 was 4.84%.


Average Annual Total Return
---------------------------

         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n  =  ERV

         Where:      P       =   a hypothetical initial payment of $1000

                     T       =   average annual total return
                     n       =   number of years

                     ERV     =   ending redeemable value of a hypothetical
                                 $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fractional portion thereof)


         Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 2001, the average annual return for the Fund for the 1-year period and since inception (February 2, 1998) was 12.62% and 7.49%, respectively.

         The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.

         The Fund may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, Merrill Lynch 1-5 Year Gov't/Corp. Bond and NASDAQ stock indices and the Lehman Brothers and Lipper Analytical bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.


         The Fund may also compare its performance to other income producing securities such as (i) money market funds; (ii) various bank products (based on average rates of banks and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Fund other than their yields, some of which are summarized below.

         The yield of the Fund is not fixed and will fluctuate. The principal value of your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         The financial statements for the Fund for the fiscal year ended October 31, 2001, together with the Report of Independent Accountants of PricewaterhouseCoopers LLP, are attached to this Statement of Additional Information.

                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE


We are pleased to provide you with an investment review of the CMC Short Term Bond Fund. For the fiscal year ended October 31, 2001, the Fund returned 12.62%. This performance compares to the Merrill Lynch 1-5 Government/Corporate Index return of 12.75% for the same period.

The economic environment this fiscal year was characterized by aggressive Fed easing in response to deteriorating economic growth and declining corporate profits. The Fed reduced short term interest rates nine times through October 31, 2001, leaving its fed funds target rate 3.50% lower than it started the year. Long term rates also fell during the fiscal year in response to weak economic growth and diminishing concerns about inflation. In October, the Treasury announced that it would no longer issue 30 year bonds, lending some scarcity value to the longest issues. Returns in the fixed market were strong for the year, with longer issues gaining more than shorter issues, and corporates and mortgage-related instruments performing well. In addition to the income earned on bonds, significant price appreciation boosted returns as yields fell.

The cumulative effect of Fed rate cuts, which have continued after October 31, recently enacted tax cuts, and additional proposed fiscal stimulus should boost economic growth in the coming year. The bond market is sensitive to both inflation and economic growth. In addition, it is often considered a safe haven for investors during times of uncertainty. There was a "flight to quality" as money poured into the Treasury market in September, especially into issues with short- and intermediate-term maturities. As the economy improves, interest rates may trend higher. We think it is unlikely, however, the Fed will consider raising interest rates until later next year.

The Fund's average duration was between two and two and a half years throughout the fiscal year. Given this relatively short duration, the Fund is expected to have less risk of price fluctuation during periods of interest rate volatility than fixed income funds with a longer duration. Prices on the short and intermediate issues, where the Fund's holdings are concentrated, rose substantially during the period, and investors were well rewarded for the year considering the lower overall risk of this Fund. Price appreciation added significantly to the Fund's performance for the year. The Fund's favorable performance, compared to its peers, was a result of overweighted positions in mortgage-backed, corporate and asset-backed securities. Yields on these investments continue to be substantially higher than Treasuries and they remain overweighted in the portfolio.

The Fund seeks to provide investors with a high level of current income consistent with stability of principal by investing in high quality, short-term fixed-income securities. The Fund is managed to minimize credit risk and market value fluctuations, while striving to maintain liquidity for shareholders.

On October 31, 2001, the Fund had a duration of 2.3 years and a weighted average maturity of 2.51 years. The Fund's top ten holdings (as a percentage of net assets) as of October 31, 2001 were:

         Federal Home Loan Bank (4.5%)
         FNMA Pool #513940 (3.0%)
         U.S. Treasury Inflation Index Bonds (2.8%)
         Contimortgage Home Equity Loan Trust (2.4%)
         FNMA Pool #579234 (2.2%)
         Salomon Brothers Mortgage Securities (2.1%)
         Residential Asset Securitization Trust (2.1%)
         Citigroup, Inc. (1.8%)
         Cityscape Home Equity Loan Trust (1.7%)
         BP America, Inc. (1.7%)


Thank you for your continued confidence in the CMC Short Term Bond Fund.

The Columbia Investment Team

December 10, 2001

                        Growth of $10,000 Since Inception

                                [GRAPHIC OMITTED]

Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($10,000-$14,000) of CMC Short Term Bond Fund and Merrill 1-5 Gov't/Corp. Index for the period 2/2/98 to 10/31/01 to $13,064 and $13,010, respectively:

                                                Average Annual Total Return
                                            1 Year            Since Inception
CMC Short Term Bond                         12.62%                   7.49%
Merrill 1-5 Gov't/Corp.                     12.75%                   7.37%


Past performance does not guarantee future results. Total return performance is illustrated for the periods ended October 31, 2001. The Merrill Lynch 1-5 Year Government/Corporate Index is an unmanaged index that includes all U.S. government debt with at least $100 million face value outstanding, as well as investment-grade rated corporate debt with at least $100 million face value outstanding, with a maturity between 1-5 years.

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                                         February 2,
                                                                      Year Ended October 31,                 to
                                                         ----------------------------------------------  October 31,
                                                              2001             2000           1999       1998 (1)(2)
                                                         -------------  -------------  -------------  ------------

Net asset value, beginning of period..................        $ 11.73        $ 11.72        $ 12.09       $ 12.00
                                                         -------------  -------------  -------------  ------------
Income from investment operations:
     Net investment income............................           0.76           0.77           0.72          0.54
     Net realized and unrealized gains (losses)
       on investments..................................          0.68           0.01          (0.37)         0.09
                                                         -------------  -------------  -------------  ------------
               Total from investment operations.......           1.44           0.78           0.35          0.63
                                                         -------------  -------------  -------------  ------------

Less distributions:
      Dividends from investment income................          (0.76)         (0.77)         (0.72)        (0.54)
      Distributions from capital gains................              -              -          (0.00)*           -
                                                         -------------  -------------  -------------  ------------
               Total distributions....................          (0.76)         (0.77)         (0.72)        (0.54)
                                                         -------------  -------------  -------------  ------------

Net asset value, end of period........................        $ 12.41        $ 11.73        $ 11.72       $ 12.09
                                                         =============  =============  =============  ============

Total return..........................................         12.62%          6.92%          2.96%         5.38% (3)

Ratios/Supplemental data
Net assets, end of period (in thousands)..............       $ 89,791       $ 82,809       $144,821      $ 42,692
Ratio of net expenses to average net assets (4) ......          0.25%          0.25%          0.25%         0.25%
Ratio of total expenses to average net assets (4).....          0.33%          0.33%          0.32%         0.38%
Ratio of net investment income to average net assets..          6.27%          6.56%          6.22%         5.97%
Portfolio turnover rate...............................            82%            86%           128%          132%

(1)   From inception of operations.
(2)   Ratios and portfolio turnover rates are annualized.
(3)   Not annualized.
(4) The investment adviser has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's average daily net assets for the years ending October 31, 2001 through October 31, 2004. Expenses do not include an administrative fee paid to the adviser by each shareholder in an amount, ranging between 0.05% and 0.20%, depending upon the size of the account.
* Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

OCTOBER 31, 2001

                                                                                  PRINCIPAL AMOUNT             VALUE
                                                                                 -------------------    -------------------
U.S. GOVERNMENT SECURITIES (26.4%)
  U.S. TREASURY NOTES & BONDS (2.8%)
      U.S. TREASURY INFLATION INDEX BONDS
      3.375% 01/15/2007                                                                 $ 2,464,726            $ 2,549,066
                                                                                                        -------------------

  U.S. AGENCY BONDS (4.6%)
      FEDERAL HOME LOAN BANK
      5.125% 01/13/2003                                                                   3,890,000              4,024,322
      FEDERAL HOME LOAN MORTGAGE CORP.
      5.25% 01/15/2006                                                                      125,000                131,796
                                                                                                        -------------------
                                                                                                                 4,156,118
                                                                                                        -------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA) (0.4%)
      6.00% 12/01/2031 *                                                                    310,000                314,650
                                                                                                        -------------------

  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (4.2%)
      6.00% 06/01/2016 - 07/01/2016                                                       2,135,309              2,199,369
      7.00% 05/01/2031                                                                      816,232                850,156
      7.50% 02/01/2031 - 06/01/2031                                                         695,472                728,290
      8.75% 04/01/2002                                                                        7,252                  7,236
      10.25% 09/01/2009                                                                       9,380                 10,389
                                                                                                        -------------------
                                                                                                                 3,795,440
                                                                                                        -------------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (10.4%)
      6.00% 04/01/2016 - 11/01/2016 *                                                     4,520,052              4,650,004
      6.50% 11/01/2031 *                                                                    380,000                390,807
      7.00% 12/01/2015 - 03/01/2016                                                       1,570,062              1,645,130
      7.50% 09/01/2029                                                                    2,532,307              2,652,591
                                                                                                        -------------------
                                                                                                                 9,338,532
                                                                                                        -------------------
  AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (1.5%)
      FHLMC GNMA MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 24 CL. J
      6.25% 11/25/2023                                                                      420,000                433,022
      FHLMC MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 1767 CL. H
      7.50% 09/15/2022                                                                      898,019                920,748
                                                                                                        -------------------
                                                                                                                 1,353,770
                                                                                                        -------------------
  OTHER GOVERNMENT AGENCY (2.5%)
    # A.I.D., MOROCCO
      2.219% 05/01/2023                                                                     400,000                396,000
    # SMALL BUSINESS ADMINISTRATION
      3.625% 10/25/2021 - 06/25/2022                                                        896,257                894,847
      3.75% 07/25/2021 - 11/25/2021                                                         201,184                201,095
      4.125% 01/25/2017                                                                     723,317                728,603
                                                                                                        -------------------
                                                                                                                 2,220,545
                                                                                                        -------------------

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                  PRINCIPAL AMOUNT             VALUE
                                                                                 -------------------    -------------------
U.S. GOVERNMENT SECURITIES (CONTINUED)
TOTAL U.S. GOVERNMENT SECURITIES
      (COST $23,222,546)                                                                                      $ 23,728,121
                                                                                                        -------------------

CORPORATE NOTES & BONDS (39.4%)
  INDUSTRIAL (19.7%)
      ALCOA, INC.
      7.25% 08/01/2005                                                                    $ 800,000                872,816
      AMERICAN HOME PRODUCTS CORP.
      6.25% 03/15/2006                                                                      900,000                962,568
      BP AMERICA, INC.
      MEDIUM TERM NOTES, SERIES 7
      5.00% 12/16/2003                                                                    1,500,000              1,556,220
      CONOCO, INC.
      5.90% 04/15/2004                                                                      925,000                960,640
      COX ENTERPRISES, INC. (144A)
      8.00% 02/15/2007                                                                      325,000                355,209
      DIAGEO CAPITAL PLC
      6.625% 06/24/2004                                                                     825,000                881,331
      DOW CHEMICAL CO.
      7.00% 08/15/2005                                                                      400,000                437,232
      HONEYWELL INTERNATIONAL, INC.
      5.125% 11/01/2006                                                                     900,000                904,507
      ICI WILMINGTON, INC.
      6.75% 09/15/2002                                                                      900,000                920,439
      INGERSOLL-RAND CO.
      6.25% 05/15/2006                                                                      400,000                421,404
      INTERNATIONAL BUSINESS MACHINES CORP.
      4.875% 10/01/2006                                                                     900,000                922,824
      INTERNATIONAL PAPER CO.
      8.00% 07/08/2003                                                                      525,000                561,010
      LOWE'S COS., INC.
      7.50% 12/15/2005                                                                      800,000                880,568
      MCDONALD'S CORP.
      6.00% 06/23/2002                                                                      950,000                972,382
      PEPSI BOTTLING HOLDINGS, INC. (144A)
      5.375% 02/17/2004                                                                   1,000,000              1,041,988
      PHILLIPS PETROLEUM CO.
      8.50% 05/25/2005                                                                      825,000                919,636
      SPRINT CAPITAL CORP. (144A)
      6.00% 01/15/2007                                                                      700,000                701,078
      TIME WARNER, INC.
      7.975% 08/15/2004                                                                     575,000                635,584

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                  PRINCIPAL AMOUNT             VALUE
                                                                                 -------------------    -------------------
CORPORATE NOTES & BONDS (CONTINUED)
      TOYS "R" US, INC. (144A)
      6.875% 08/01/2006                                                                   $ 250,000              $ 255,279
      TYCO INTERNATIONAL GROUP S.A.
      6.25% 06/15/2003                                                                      900,000                934,308
      UNITED TECHNOLOGIES CORP.
      4.875% 11/01/2006                                                                     825,000                838,786
      WELLPOINT HEALTH NETWORKS, INC.
      6.375% 06/15/2006                                                                     750,000                779,213
                                                                                                        -------------------
                                                                                                                17,715,022
                                                                                                        -------------------
FINANCIAL (9.6%)
      CIT GROUP, INC.
      7.625% 08/16/2005                                                                     525,000                572,429
      CITIGROUP, INC.
      6.75% 12/01/2005                                                                    1,450,000              1,585,822
      COMMERCIAL CREDIT CO.
      6.625% 06/01/2015                                                                     600,000                613,614
      EQUITABLE COS., INC.
      9.00% 12/15/2004                                                                      525,000                599,781
      FORD MOTOR CREDIT CO.
      6.875% 02/01/2006                                                                     500,000                511,955
      GENERAL ELECTRIC CAPITAL CORP.
      MEDIUM TERM NOTES
      5.65% 03/31/2003                                                                      750,000                779,767
      HOUSEHOLD FINANCE CORP.
      6.40% 06/17/2008                                                                      850,000                882,300
      MERRILL LYNCH & CO, INC.
      MEDIUM TERM NOTES, SERIES B
      6.15% 01/26/2006                                                                      800,000                852,280
      SIMON PROPERTY GROUP L.P.
      6.625% 06/15/2003                                                                     350,000                363,072
      WACHOVIA CORP.
      4.95% 11/01/2006                                                                      900,000                901,305
      WELLS FARGO & CO.
      7.25% 08/24/2005                                                                      750,000                823,725
      5.90% 05/21/2006                                                                      125,000                131,991
                                                                                                        -------------------
                                                                                                                 8,618,041
                                                                                                        -------------------
UTILITIES (8.0%)
      COASTAL CORP.
      6.50% 05/15/2006                                                                      125,000                129,566
      FPL GROUP CAPITAL, INC.
      6.875% 06/01/2004                                                                   1,000,000              1,064,490
      KINDER MORGAN ENERGY PARTNERS L.P.
      8.00% 03/15/2005                                                                      500,000                553,300

                 See Accompanying Notes to Financial Statements

                                       2

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                                                    PRINCIPAL AMOUNT          VALUE
                                                                                 ------------------------------------------
CORPORATE NOTES & BONDS (CONTINUED)
      MCI WORLDCOM, INC.
      7.55% 04/01/2004                                                                  $ 1,125,000            $ 1,191,206
      PINNACLE WEST CAPITAL CORP.
      6.40% 04/01/2006                                                                      800,000                833,456
      QWEST CAPITAL FUNDING, INC.
      6.25% 07/15/2005                                                                      875,000                900,060
      SBC COMMUNICATIONS, INC.
      5.75% 05/02/2006                                                                      650,000                678,119
      TCI COMMUNICATIONS, INC.
      7.25% 08/01/2005                                                                      425,000                449,467
      TXU EASTERN FUNDING CO.
      6.45% 05/15/2005                                                                      500,000                519,392
      VODAFONE GROUP PLC
      7.625% 02/15/2005                                                                     750,000                816,532
                                                                                                        -------------------
                                                                                                                 7,135,588
                                                                                                        -------------------
INTERNATIONAL (2.1%)
      QUEBEC PROVINCE
      6.50% 01/17/2006                                                                      800,000                878,304
      7.00% 01/30/2007                                                                       85,000                 94,510
      KINGDOM OF SPAIN
      7.00% 07/19/2005                                                                      800,000                886,686
                                                                                                        -------------------
                                                                                                                 1,859,500
                                                                                                        -------------------
TOTAL CORPORATE NOTES AND BONDS
      (COST $33,720,228)                                                                                        35,328,151
                                                                                                        -------------------

OTHER SECURITIZED LOANS (29.1%)
ASSET BACKED SECURITIES (16.4%)
      ABFS MORTGAGE LOAN TRUST
      SERIES 1997-2 CL. A5
      7.125% 01/15/2029                                                                     300,000                321,392
      ADVANTA MORTGAGE LOAN TRUST
      SERIES 1994-1 CL. A2
      6.30% 07/25/2025                                                                       24,952                 25,697
      AFC HOME EQUITY LOAN TRUST
      SERIES 1993-1 CL. A
      5.90% 05/20/2008                                                                      358,260                359,012
      CITYSCAPE HOME EQUITY LOAN TRUST
      SERIES 1996-3 CL. A8
      7.65% 09/25/2025                                                                    1,470,000              1,567,367
      SERIES 1997-B CL. A7
      7.41% 05/25/2028                                                                      476,830                511,400


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                  PRINCIPAL AMOUNT             VALUE
                                                                                 -------------------    -------------------
OTHER SECURITIZED LOANS (CONTINUED)
      CITYSCAPE HOME LOAN OWNER TRUST
      SERIES 1997-3 CL. A5
      7.89% 07/25/2018                                                                  $ 1,250,000            $ 1,351,903
      SERIES 1997-4 CL. A4
      7.44% 10/25/2018                                                                      900,332                969,242
      CONTIMORTGAGE HOME EQUITY LOAN TRUST
      SERIES 1997-3 CL. A8
      7.58% 08/15/2028                                                                    2,000,000              2,130,225
      CROWN HOME EQUITY LOAN TRUST
      SERIES 1996-1 CL. A5
      7.30% 04/25/2027                                                                      450,000                479,378
      FIRSTPLUS HOME LOAN OWNER TRUST
      SERIES 1997-3 CL. A7
      7.22% 11/10/2020                                                                       75,000                 79,028
      GE CAPITAL MORTGAGE SERVICES, INC.
      SERIES 1995-HE1 CL. A6
      7.50% 09/25/2010                                                                       77,080                 80,758
      GREEN TREE FINANCIAL CORP.
      SERIES 1996-4 CL. A7
      7.90% 06/15/2027                                                                    1,208,847              1,340,158
      IMC HOME EQUITY LOAN TRUST
      SERIES 1995-3 CL. A5
      7.50% 04/25/2026                                                                    1,280,000              1,337,680
      SERIES 1997-3 CL. A6
      7.52% 08/20/2028                                                                      310,000                334,375
    # LEHMAN HOME EQUITY LOAN TRUST
      SERIES 1996-3 CL. A2
      2.755% 12/15/2027                                                                     568,838                568,005
      MERIT SECURITIES CORP.
      SERIES 13 CL. A4
      7.88% 12/28/2033                                                                      275,000                303,138
      SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
      SERIES 1998-AQ1 CL. A4
      6.74% 06/25/2028                                                                    1,810,000              1,880,298
      SOUTHERN PACIFIC SECURED ASSETS CORP.
      SERIES 1996-2 CL. A5
      7.69% 04/25/2025                                                                      121,006                123,211
      UCFC HOME EQUITY LOAN TRUST
      SERIES 1998-D CL. AF7
      6.315% 04/15/2030                                                                     950,000                998,746
                                                                                                        -------------------
                                                                                                                14,761,013
                                                                                                        -------------------

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                  PRINCIPAL AMOUNT             VALUE
                                                                                 -------------------    -------------------
OTHER SECURITIZED LOANS (CONTINUED)
  COLLATERALIZED MORTGAGE OBLIGATIONS (12.1%)
      CMC SECURITIES CORP. IV
      SERIES 1997-2 CL. 1A12
      7.25% 11/25/2027                                                                    $ 550,000              $ 582,766
      FIRST NATIONWIDE TRUST
      SERIES 1999-1 CL. 2A6
      6.50% 03/25/2029                                                                      933,662                968,675
      SERIES 2000-1 CL. 2A3
      8.00% 10/25/2030                                                                      129,623                139,621
      OCWEN RESIDENTIAL MBS CORP. (144A)
      SERIES 1998-R1 CL. A1
      7.00% 10/25/2040                                                                    1,170,261              1,225,502
      PNC MORTGAGE SECURITIES CORP.
      SERIES 1997-4 CL. 2PP2
      7.50% 07/25/2027                                                                      530,000                567,593
      SERIES 1998-12 CL. 4A5
      6.475% 01/25/2029                                                                     968,627              1,001,008
      SERIES 1999-5 CL. 2A6
      6.75% 07/25/2029                                                                      754,818                774,259
    # PNC MORTGAGE SECURITIES CORP. (144A)
      SERIES 1996-PR1 CL. A
      6.877% 04/28/2027                                                                     434,056                423,204
      RESIDENTIAL ACCREDIT LOANS, INC.
      SERIES 2000-QS8 CL. A1
      8.00% 07/25/2030                                                                      361,807                370,503
      RESIDENTIAL ASSET SECURITIZATION TRUST
      SERIES 1998-A3 CL. A
      6.50% 04/25/2013                                                                    1,830,105              1,878,163
      RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
      SERIES 1999-S25 CL. A1
      6.75% 12/25/2014                                                                      690,380                706,757
      SACO I, INC. (144A)
      SERIES 1997-2 CL. 1A5
      7.00% 08/25/2036                                                                      920,000                961,764
      STRUCTURED ASSET SECURITIES CORP.
      SERIES 1999-ALS2 CL. A2
      6.75% 07/25/2029                                                                    1,168,725              1,217,326
                                                                                                        -------------------
                                                                                                                10,817,141
                                                                                                        -------------------
COMMERCIAL MORTGAGE BACKED SECURITIES (0.6%)
      NOMURA ASSET SECURITIES CORP.
      SERIES 1996-MD5 CL. A1B
      7.12% 04/13/2036                                                                      530,000                578,071
                                                                                                        -------------------

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                  PRINCIPAL AMOUNT             VALUE
                                                                                 -------------------    -------------------
OTHER SECURITIZED LOANS (CONTINUED)
TOTAL OTHER SECURITIZED LOANS
      (COST $24,702,254)                                                                                      $ 26,156,225
                                                                                                        -------------------

MUNICIPAL BONDS (0.8%)
      MULTNOMAH COUNTY SCHOOL DISTRICT
      NO. 1J PORTLAND
      5.75% 06/15/2005
      (COST $650,000)                                                                     $ 650,000                685,406
                                                                                                        -------------------

REPURCHASE AGREEMENT (4.6%)
      J.P. MORGAN SECURITIES, INC. **
      2.51% DATED 10/31/2001,
      DUE 11/01/2001 IN THE
      AMOUNT OF $4,143,379.
      COLLATERALIZED AT 102% BY U.S. TREASURY NOTES
      4.75% TO 6.00% DUE
      02/15/2004 TO 11/15/2005
      (COST $4,143,094)                                                                   4,143,094              4,143,094
                                                                                                        -------------------

TOTAL INVESTMENTS (100.3%)
(COST $86,438,122)                                                                                              90,040,997

OTHER ASSETS LESS LIABILITIES (-0.3%)                                                                             (249,990)
                                                                                                        -------------------

NET ASSETS (100.0%)                                                                                           $ 89,791,007
                                                                                                        ===================

    # Variable rate security - the rate reported is the current rate in effect.
    * Security purchased on a when-issued basis.
   ** A portion of this security was segregated at the custodian to cover a when
      -issued security

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2001
(In thousands except Net Asset Value)

ASSETS:
  Investments at cost ............................................  $  86,438
  Investments at cost - federal income tax purposes...............  $  86,438
                                                                    ----------

  Investments at value ...........................................  $  90,041
  Receivable for:
    Interest......................................................        959
    Investments sold..............................................      2,362
    Expense reimbursement.........................................         29
                                                                    ----------
  Total assets....................................................      93,391
                                                                    ----------

LIABILITIES:
  Payable for:
    Investments purchased ........................................      3,552
    Investment management fee ....................................         19
    Other accrued expenses........................................         29
                                                                    ----------
  Total liabilities...............................................      3,600
                                                                    ----------

NET ASSETS........................................................  $  89,791
                                                                    ==========

NET ASSETS consist of:
    Paid-in capital ..............................................  $  88,540
    Accumulated net realized losses from investment transactions..     (2,352)
    Unrealized appreciation on investments........................      3,603
                                                                    ----------

NET ASSETS .......................................................  $  89,791
                                                                    ==========

Shares of capital stock outstanding
 ..................................................................      7,233
                                                                    ==========

Net asset value, offering and
   redemption price per share ....................................  $   12.41
                                                                    ==========


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year ended October 31, 2001
(In thousands)

NET INVESTMENT INCOME:

      Interest income .......................................................$    5,388
                                                                             -----------

      Expenses:
          Investment management fees ........................................       207
          Legal, insurance and audit fees....................................        31
          Transfer agent fees................................................        18
          Custodian fees.....................................................         7
          Trustees' fees.....................................................         3
          Other expenses ....................................................         9
                                                                             -----------
              Total expenses.................................................       275
          Expense reimbursements ............................................       (68)
                                                                             -----------
              Net expenses...................................................       207
                                                                             -----------

      Net investment income
                                                                                  5,181
                                                                             -----------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
      Net realized gain from investment transactions.........................       989

      Change in net unrealized appreciation or depreciation on investments ..     3,767
                                                                             -----------

      Net realized and unrealized gain on investments........................     4,756
                                                                             -----------

NET INCREASE RESULTING FROM OPERATIONS.......................................$    9,937
                                                                             ===========

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In thousands)

                                                                    Year ended October 31,
                                                              -----------------------------------
                                                                   2001                2000
                                                              ---------------    ----------------
Operations:
      Net investment income ..................................$        5,181      $        6,018
      Net realized gain (loss) from investment transactions...           989              (1,866)
      Change in net unrealized appreciation or depreciation
         on investments.......................................         3,767               1,145
                                                              ---------------    ----------------

      Net increase resulting from operations..................         9,937               5,297

Distributions to shareholders:
      From net investment income..............................        (5,181)             (6,018)

Net capital share transactions ...............................         2,226             (61,291)
                                                              ---------------    ----------------

Net increase (decrease) in net assets.........................         6,982             (62,012)

NET ASSETS:
      Beginning of year.......................................        82,809             144,821
                                                              ---------------    ----------------

      End of year.............................................$       89,791     $        82,809
                                                              ===============    ================

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  Significant accounting policies:

CMC Short Term Bond Fund (the Fund) is a portfolio of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust has established seven other portfolios, CMC Strategic Equity Fund, CMC Small Cap Fund, CMC International Stock Fund, CMC Small/Mid Cap Fund, CMC Fixed Income Securities Fund, CMC High Yield Fund and CMC International Bond Fund, which are not included in these financial statements. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. Following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Investment valuation. Securities are valued based on market values as quoted by dealers who are market makers in these securities, by independent pricing services, or by the adviser using a methodology approved by the Board of Trustees. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements. The Fund may engage in repurchase agreement transactions. The Fund, through the custodian, receives delivery of underlying securities collateralizing repurchase agreements. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Investment transactions. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Securities purchased on a when-issued or forward delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. The Fund segregates liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

Investment income and expenses. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and the Fund bears expenses incurred specifically on its behalf as well as a portion, based on net assets, of general expenses incurred on behalf of the Trust and its underlying portfolios.

Use of estimates. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and distributions to shareholders. Dividends from net investment income are declared daily and paid monthly. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains for the Fund may be made at the discretion of the Board of Trustees in accordance with the requirements of the Internal Revenue Code.

Federal income taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner which results in no tax to the Fund. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant accounting policies (continued):

Premium and discount amortization/paydown gains-losses. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities (paydown gains and losses) presently included in realized gains and losses, as an adjustment to interest income. Upon initial adoption, the Fund will be required to adjust the cost of the fixed-income securities by the cumulative amount of amortization that would have been recognized had amort- ization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Funds net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the statement of operations. The Fund has not at this time quantified the impact, if any, resulting from the adoption of premium and discount amortization on the financial statements.


2. Transactions with affiliates and related parties:

The amounts of fees and expenses described below are shown on the Fund's statement of operations.

Columbia Management Co. (CMC) is the investment adviser of the Funds. CMC is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

Investment management fees are paid monthly to CMC by the Fund. The fees are based on an annual rate of 0.25 of 1% of average daily net assets.

In addition to the investment management fee, each shareholder enters into a written administrative services agreement with CMC for an annual fee ranging between 0.05% and 0.20%, depending on the size of the investment in the Fund. CMC provides each shareholder specialized reports regarding the Fund's portfolio and performance, market conditions and economic indicators.

For the years ending October 31, 2001, through October 31, 2004, CMC has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's average daily net assets.

Trustees' fees and expenses are paid directly by the Fund to trustees having no affiliation with the Fund other than in their capacity as trustees. Other officers and trustees received no compensation from the Fund.

Columbia Trust Company (CTC), an affiliate of CMC, and indirect wholly-owned subsidiary of Fleet is the transfer agent for the Fund. CTC is compensated based on a per account fee or minimum of $1,500 per month.


3.  Federal income tax:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of losses from wash sales. As of October 31, 2001, the Fund had $2,352,410 in unused capital loss carryforwards available to offset future capital gains, which expires in 2007 and 2008. For federal income tax purposes, the net unrealized appreciation of investments at October 31, 2001, was $3,602,875 composed of gross appreciation of $3,659,570 and gross depreciation of $56,695.

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  Investment transactions:

During the year ended October 31, 2001, purchases, sales and maturities of long-term securities and net realized gains were as follows:

Purchases:
   Investment securities other than U.S. Government obligations.  $ 35,426,813
   U.S. Government obligations..................................    34,102,672
                                                                  -------------
        Total purchases.........................................  $ 69,529,485
                                                                  =============

Sales and maturities:
   Investment securities other than U.S. Government obligations.  $ 38,031,918
   U.S. Government obligations..................................    22,378,189
                                                                  -------------
        Total sales and maturities..............................  $ 60,410,107
                                                                  =============

Net realized gain:
   Investment securities other than U.S. Government obligations.  $    705,164
   U.S. Government obligations..................................       283,346
                                                                  -------------
        Total net realized gain.................................  $    988,510
                                                                  =============


5.  Capital stock activity:

At October 31, 2001, there were 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                               Year Ended October 31,
                                                        -----------------------------------
                                                              2001               2000
                                                        ----------------   ----------------
  Shares:
     Shares sold   ...................................        1,315,054          1,843,663
     Shares reinvested for dividends
       and distributions..............................          428,341            511,931
                                                        ----------------   ----------------
                                                              1,743,395          2,355,594
     Shares redeemed..................................       (1,569,944)        (7,654,570)
                                                        ----------------   ----------------
     Net increase (decrease)..........................          173,451         (5,298,976)
                                                        ================   ================

  Amounts:
     Sales ...........................................  $    15,953,301    $    21,363,496 *
     Reinvestment of dividends and distributions......        5,181,142          5,956,747
                                                        ----------------   ----------------
                                                             21,134,443         27,320,243
     Less redemptions.................................      (18,907,980)       (88,610,937)
                                                        ----------------   ----------------
     Net increase (decrease)..........................  $     2,226,463    $   (61,290,694)
                                                        ================   ================

* Includes $9,071,530 from the delivery of securities in an in-kind transfer.

                        Report of Independent Accountants


To the Trustees and Shareholders of
CMC Fund Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC Short Term Bond Fund (the
Fund), one of the portfolios of CMC Fund Trust, at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended and its financial highlights for the period February 2, 1998 (commencement of operations) through October 31, 1998 and each of the three years in the period ended October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Portland, Oregon
December 7, 2001

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                   [BIRD LOGO]
                                    Columbia


                            CMC STRATEGIC EQUITY FUND


         CMC Strategic Equity Fund (the "Fund") is a portfolio of CMC Fund Trust. The Fund seeks to provide investors with long-term growth of capital and total returns greater than those of the market over time.















         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                                December 21, 2001

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


Risk/Return Summary.........................................................3
                  Goal......................................................3
                  Strategy..................................................3
                  Risk Factors..............................................4
                  Historical Performance....................................5
                  Expenses..................................................5
                  Financial Highlights......................................6
MANAGEMENT..................................................................6
INFORMATION ABOUT YOUR INVESTMENT...........................................7
         Your Account.......................................................7
                  Buying Shares.............................................7
                  Selling Shares............................................7
                  Pricing of Shares.........................................8
         Distribution and Taxes.............................................8
                  Income and Capital Gains Distributions....................8
                  Tax Effect of Distributions and Transactions..............9
MORE ABOUT THE FUND.........................................................10
         Investment Strategy................................................10
                  Portfolio Securities......................................10
                  Derivatives...............................................11
                  Changes to Investment Objective and Temporary Investments.11
                  Portfolio Turnover........................................12
FOR MORE INFORMATION........................................................13

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

GOAL
----

What is the Fund's Investment Goal?

                  The Fund seeks to provide investors long-term growth of capital and total returns greater than those of the market over time.

STRATEGY
--------

What investment strategies does the Fund use to pursue this goal?


                  The Fund's investment objective is to provide long term growth of capital by investing at least 80% of its assets in common stocks. Investments will be in companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size, ranging from small cap companies to large cap, well-established companies. The Fund's investment adviser expects to use active trading strategies to take advantage of perceived market opportunities across all areas of the market. Most of the Fund's assets will be invested in U.S. common stocks, however, the Fund may invest in equity securities of foreign issuers, including American Depository Receipts, when consistent with the Fund's investment objective. The Fund may also invest in real estate investment trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures), certain options and financial futures contracts ("derivatives").


                  In selecting securities for the Fund, Columbia Management Co., the investment adviser for the Fund ("CMC" or "Adviser"), begins with a top-down industry sector analysis tracking specific sectors or industries of the market and identifying securities within those areas that are expected to reward shareholders. Through this process, the Adviser determines the emphasis to be placed on different industries and selects individual stocks in which the Fund invests. In building the Fund's portfolio, the Adviser combines this top down approach with intensive bottom up research of individual securities issues, evaluating each company on the basis of its financial statements and operations. Factors such as management, financial condition, industry dynamics, earnings growth, profit margins, sales trends, dividend paying history and potential, as well as financial ratios and investment in research and development will be scrutinized as part of the Adviser's analysis. The Adviser seeks companies that are attractively valued and that have demonstrated or show the potential to demonstrate improved cash flow and return on invested capital. These may also include special situations companies that are experiencing management changes or are temporarily out of favor. This approach, combined with judgments about valuation and trends in the environment which tend to drive stock price appreciation, is intended to identify investment opportunities that the Adviser believes will outperform the market and offer long-term financial reward.

RISK FACTORS
------------

What are the principal risks of investing in the Fund?

                  As with all equity funds, the Fund is subject to stock market risk, which means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. The Fund's portfolio - and likewise your investment in the Fund - will fluctuate in value in response to changes in the economy and the activities, financial prospects and results of the individual companies whose stock is held by the Fund. Because it concentrates on stocks which the Adviser believes are undervalued compared to their intrinsic worth, this Fund is subject to the risk that these stocks may be out of favor with investors for an extended period of time. In addition, if the portfolio manager's perception of a company's value is not realized in the expected time frame, the Fund's performance may suffer.

                  To the extent the Fund invests in small- and mid-cap stocks there will be greater risk than if this investment were in large-cap stocks because:

                  o their issuers may have limited operating histories, fewer financial resources, and inexperienced management, and may depend on a small number of products or services

                  o small- and mid-cap stocks may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements

                  Because the Fund may invest in foreign issuers, the Fund's total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

                  Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund or not make as much as if you had invested elsewhere. The value of your investment will fluctuate. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  See "MORE ABOUT THE FUND" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?


         The Fund commenced performance on October 9, 2001. Because the Fund has existed for less than one full calendar year, no historical performance is presented.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. The Fund is new, so the annual fund operating expenses for the Fund are based on estimates for the current first fiscal year. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.

--------------------------------------------------------------------------------
        The Fund does not charge a sales load or 12b-1 distribution fee.
--------------------------------------------------------------------------------
Fee Table


         Shareholder transaction fees (fees paid directly               None
         from your investment)

         Annual Fund Operating Expenses(1)
         (expenses that are paid out of Fund assets)

                  Management Fees                                       0.40%
                  Distribution and/or Service (12b-1) Fees              None
                  Other Expenses                                        0.15%(2)

                  Total Fund Operating Expenses                         0.55%
                           Expense Reimbursement                        0.15%(3)
                           Net Expenses                                 0.40%

                  (1) In addition to the Annual Fund Operating Expenses set
                      forth above, each shareholder will enter into a written administrative services agreement with the Adviser. Pursuant to this Agreement, the Adviser will provide the shareholder specialized reports regarding the Fund, performance of the shareholder's investment, and market conditions and economic indicators. For such services, each shareholder will pay an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee will be 0.20% on the first $25 million of the shareholder's net assets in the Fund, and 0.00% on the shareholder's net assets in the Fund in excess of $25 million.


                  (2) "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its first fiscal year of operation.

                  (3) For the fiscal year ended October 31, 2001, CMC
                      contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.40%. CMC has agreed to continue this reimbursement for the next three fiscal years.

                  Expense Examples

                  These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                                1 Year              3 Years
                                ------              -------
                                  $41                 $129


FINANCIAL HIGHLIGHTS
--------------------


         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "FINANCIAL STATEMENTS."

                              STRATEGIC EQUITY FUND


                                                                     For the Period October 9 through
                                                                          October 31, 2001 (1) (2)

Net asset value, beginning of period..............................          $               10.00
                                                                                            -----

Income from investment operations:
    Net investment income.........................................                           0.00 *
    Net realized and unrealized gains (losses) on investments.....                           0.10
                                                                                             ----
       Total from investment operations...........................                           0.10

Less distributions:                                                                             -
                                                                                            -----
Net asset value, end of period....................................          $               10.10
                                                                                            =====

Total return......................................................                           1.00%(3)

Ratios/Supplemental data
    Net assets, end of period (in thousands)......................          $              36,942
    Ratio of expenses to average net assets (4)...................                           0.40%
    Ratio of total expenses to average net assets before contractual                         1.20%
    reimbursement(4)..............................................
    Ratio of net investment income to average net assets..........                           0.04%
    Portfolio turnover rate.......................................                             14%(3)

(1)  From inception of operations.
(2)  Ratios and portfolio turnover rates are annualized.
(3)  Not annualized.
(4) For the period ended October 31, 2001, and the years ending October 31, 2002, 2003 and 2004, the investment adviser has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisory fee, exceed 0.40% of the Fund's average daily net assets. Expenses do not include an administrative fee paid to the adviser by each shareholder which ranges between 0.20% on the first $25 million of net assets, to 0.00% on net assets in excess of $25 million.
* Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

         The Fund's investment adviser is Columbia Management Co., 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("CMC" or "Adviser"). CMC has acted as an investment adviser since 1969.


         The Fund has contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Fund's assets to invest. For the period October 9, 2001 (inception) through October 31, 2001, the Fund paid CMC an annual management fee, expressed as a percentage of average net assets, of 0.40%.


         Robert A. Unger, a Senior Vice President of the Adviser since January 2001 and Chartered Financial Analyst, is responsible for the Fund's investment decisions and for implementing and maintaining on a daily basis the Fund's investment themes and strategies. Mr. Unger has served as a portfolio manager and member of the investment team since he joined the Adviser in 1984. Mr. Unger is a graduate of Northwestern University and holds a Master of Business Administration from the University of Denver.

--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------

         Buying Shares
         -------------


                  You may purchase shares in the Fund directly by contacting a CMC representative at 1-800-547-1037. Subject to the discretion of the Adviser, the Fund's minimum initial investment requirement is $5 million. Although the Fund has no policy with respect to the size of subsequent investments, purchase orders may be refused at the discretion of the Fund.


                  CMC may, at its discretion, also purchase shares in the Fund for its separately managed advisory client accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Securities Act of 1974, any investment in the Fund will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional Information for more detail.

                  The price for the Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

         Selling Shares
         --------------

                  You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

                  The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

         Pricing of Shares
         -----------------


                  The Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. Securities for which market values are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.


                  If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, CMC determines that a particular event would materially affect the Fund's NAV, then CMC under the general supervision of the Board of Trustees will use all relevant information available to it to determine a fair value for the affected portfolio securities.

DISTRIBUTION AND TAXES
----------------------

         Income and Capital Gains Distributions
         --------------------------------------

                  The Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the capital gain distribution in cash.

         Tax Effect of Distributions and Transactions
         --------------------------------------------

                  The dividends and distributions of the Fund are taxable to most investors, unless the shareholder is exempt from federal or state income taxes or the investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions occurring after January 1, 2002 and before December 31, 2002 are taxable as follows:

                  ----------------------------------------------------------------------
                  Taxability of Distributions
                  ----------------------------------------------------------------------

                  Type of                   Tax Rate for           Tax Rate for
                  Distribution              15% Bracket or Lower   27% Bracket or Higher
                  ------------              --------------------   ---------------------
                  Income Dividends          Ordinary Income Rate   Ordinary Income Rate

                  Short Term Capital Gains  Ordinary Income Rate   Ordinary Income Rate

                  Long Term Capital Gains   10%                    20%
                  ------------------------- ---------------------- ---------------------

                  The Fund expects that, as a result of its investment objective to achieve capital appreciation, its distributions will consist primarily of capital gains. Due to the frequent buying and selling activities engaged in by the portfolio manager, capital gains in this Fund may be higher than those of other equity mutual funds. Each year the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.


                  The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of the Fund for shares of another fund managed by the Adviser is the same as a sale.

--------------------------------------------------------------------------------
                  Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORE ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

                  Before selecting individual securities for the Fund, the Adviser begins with a top-down, industry sector analysis. After performing this analysis, the Adviser uses a bottom up, fundamental analysis of individual companies. The bottom up analysis is intended to provide insights about the financial condition and growth prospects of a company whose stock is under consideration. As part of this intensive research process, the Adviser evaluates a company's financial statements and operations to draw conclusions about valuation, earnings growth and profitability. The Adviser focuses on quality and financial condition of the issuer, the price of an individual issuer's common stock, and also on economic sectors and industry dynamics. To measure a company's value, the Adviser looks at sales trends and factors affecting stock price, such as price to earnings, price to cash flow and price to book ratios, and price to private market values.

                  In addition to the principal investment strategy of measuring value by focusing on an issuing company's price to earnings ratios and price to cash flow ratios, factors the portfolio manager looks for in selecting investments include:

                  o Estimated private market value in excess of current stock price. Private market value is the price an investor would pay to own the entire company.
                  o Management with demonstrated ability and commitment to the company.
                  o Low market valuations relative to earnings forecasts, book value, cash flow and sales.

                  In addition, the Adviser will analyze trading characteristics of particular stocks and may employ market-timing strategies as part of the Fund's overall investment strategy.

         Portfolio Securities
         --------------------

                  The Fund invests primarily in U.S. common stocks, but may also invest in equity securities of foreign issuers. The Fund considers securities that trade like common stocks, such as depositary receipts, convertible debt and convertible preferred stocks, to be common stocks. A convertible security generally entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. In addition, the Fund considers interests in real estate investment trusts to be common stocks.

                  The common stocks of foreign issuers purchased by the Fund will likely be denominated in foreign currencies. This means that the value of the securities will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies. Investments in foreign equity securities involve other risks such as greater fluctuations in price and less liquidity than U.S. securities and possible political or economic instability of the country of the issuer. The Fund may also invest in the common stocks of foreign issuers by purchasing American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

         Derivatives
         -----------

                  The Fund may also invest in stock futures and option contracts, which are traditional types of derivatives. A derivative is a financial contract whose value is based on ("derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Losses or gains involving derivatives can be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risk. The Fund will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses.

         Changes to Investment Objective and Temporary Investments
         ---------------------------------------------------------

                  The investment objective of the Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, under adverse market conditions, the Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When the Fund assumes a temporary defensive position, it may not achieve its stated investment objective.

         Portfolio Turnover
         ------------------

                  The Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases the Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could reduce the Fund's performance.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on the Fund's structure and performance in the following documents:

         o Annual/Semiannual Reports. While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.


         o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Fund, its Trustees and its investment restrictions, risks and policies. It also includes the most recent annual report and the independent accountant's report.


         A current SAI for the Fund is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

         A copy of the SAI and current annual report may be attached to this Prospectus. If it is not, or to obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:

                                CMC Fund Trust
                                1300 S.W. Sixth Avenue
                                Portland, Oregon  97201
                                Telephone:  1-800-547-1037

Information about a Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:  811-5857

------------------------------------------------------------------------------

                            CMC STRATEGIC EQUITY FUND
                         A Portfolio of CMC Fund Trust
------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and a portfolio of the Trust, CMC Strategic Equity Fund (the "Fund").


         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 21, 2001 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon written request to the Trust or by calling 1-800-547-1037.




                                TABLE OF CONTENTS


Description of The Fund.......................................................2
Management...................................................................11
Investment Advisory and Other Fees Paid to Affiliates........................16
Portfolio Transactions.......................................................17
Capital Stock and Other Securities...........................................19
Purchase, Redemption and Pricing of Shares...................................20
Custodians...................................................................22
Independent Accountants......................................................22
Taxes........................................................................22
Performance..................................................................25
Financial Statements.........................................................27

                                December 21, 2001

--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are eight portfolios established under the Trust: the Fund, CMC High Yield Fund, CMC Short Term Bond Fund, CMC Fixed Income Securities Fund, CMC International Bond Fund, CMC Small Cap Fund, CMC Small/Mid Cap Fund and CMC International Stock Fund. With the exception of the International Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------

                            CMC STRATEGIC EQUITY FUND

         The Fund's investment objective is long-term growth of capital and total returns greater than those of the market over time. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.


         To achieve its investment objective, the Fund will generally invest at least 80% of its total asset value in common stocks. Investments will be in companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size ranging from companies with small to medium-sized market capitalization to large cap, well-established companies. Most of the Fund's assets will be invested in U.S. common stocks, however, the Fund may invest in equity securities of foreign issuers, including American Depository Receipts and Global Depository Receipts, when consistent with the Fund's investment objective. The Fund may also invest in real estate investment trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures), certain options and financial futures contracts. The Fund's investment adviser expects to use active trading strategies to take advantage of perceived market opportunities.


INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUND
-----------------------------------------------------

         The Prospectus describes the Fund's principal investment strategy in more detail. What follows is additional information with respect to certain securities in which the Fund may invest and investment practices in which it may engage.

Options and Financial Futures Transactions
------------------------------------------

         The Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire.

         The Fund may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. The Fund may write such options on up to 25% of its net assets.

         The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

         The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

         Upon entering into a futures contract, the Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

         The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Adviser.

Foreign Equity Securities
-------------------------

         The Fund may invest up to 25% of its total assets in equity securities of foreign issuers in developed foreign countries, primarily companies in Canada, Western Europe and Asia, including securities issued by foreign governments that are denominated in U.S. dollars. Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments.

         Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

         There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgement against the issuers of the obligation. The Fund will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.

         ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the

United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

         Additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

         For further discussion of the risks of investing in foreign securities, see the summary of the Fund in the Prospectus under "RISK/RETURN SUMMARY" and "MORE ABOUT THE FUND, PORTFOLIO SECURITIES."

Repurchase Agreements
---------------------

         The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------

         No illiquid securities will be acquired by the Fund if upon the purchase more than 15% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the Securities and Exchange Commission ("SEC"), the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days;
(2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

         The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4)the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants
-----------------------------------

         The Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

         The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Real Estate Investment Trusts ("REITs")
---------------------------------------

         The Fund, as part of its principal investment strategy, may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate
- such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Investments in Small and Unseasoned Companies
---------------------------------------------

         The Fund may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may also be regarded as speculative. The Fund has a non-fundamental policy not to invest more than 5% of its total assets in companies that have a record of less than three years of continuous operations.

Temporary Investments
---------------------

         When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

When-Issued Securities
----------------------

         When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and private placement securities may be sold in this manner. To the extent the Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. The Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when foreign securities are purchased or sold on a when-issued or delayed delivery basis.

Borrowing
---------

         The Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund's total assets must maintain continuous asset coverage. If the 300 percent asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund's borrowings, however, may not exceed 5 percent of its gross assets at any time. As previously noted, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Loan Transactions
-----------------

         Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of the Fund's portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

         It is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Technology Sector
-----------------

         The Fund may invest a significant portion of its assets in companies in the technology sector. The Fund considers technology to be a sector larger than any one industry. Accordingly, investments by any Fund in companies within the technology sector will not be considered a concentration of investments in an industry.

INVESTMENT RESTRICTIONS
-----------------------

         The following is a list of fundamental investment restrictions applicable to the Fund. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will the Fund's investment in illiquid securities exceed 15% of its net assets.

The Fund may not:
-----------------

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and
(c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

         2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         3. Invest in companies for the purpose of exercising control or management.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


         The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc. since November 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia Fixed Income Securities Fund, Inc. There are 23 portfolios in the Columbia Funds Complex overseen by each Trustee. The Columbia Funds Complex is composed of the eight portfolios (including the Fund) of the Trust and the fifteen Columbia Funds listed above.

J. JERRY INSKEEP, JR.,* Age 70, Chairman and Trustee of the Trust; Chairman and Director of each of the Columbia Funds; Consultant to Columbia Management Co. and FleetBoston Financial Corporation (since December 1997); formerly President of the Trust and each of the Columbia Funds; formerly Chairman and a Director of the Adviser, Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

JAMES C. GEORGE, Age 69, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds. Mr. George, former investment manager of the Oregon State Treasury (1966-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Suite 1100, Portland, Oregon 97204.

PATRICK J. SIMPSON, Age 57, Trustee of the Trust (since May 2000) and Director of each of the Columbia Funds (since May 2000); lawyer with Perkins Coie LLP. Mr. Simpson's business address is 1211 S.W. Fifth Avenue, Suite 1500, Portland, Oregon 97204.

RICHARD L. WOOLWORTH, Age 60, Trustee of the Trust and Director of each of the Columbia Funds; Chairman and Chief Executive Officer of The Regence Group, health insurers; Chairman of Regence Blue Cross BlueShield of Oregon. Mr. Woolworth's address is 200 S.W. Market Street, Portland, Oregon 97201.

JEFF B. CURTIS,* Age 48, President and Assistant Secretary of the Trust and each of the Columbia Funds (since April 2000); Chief Operating Officer and Assistant Secretary (since July 2000), Director and President of Columbia Financial (since October 1999); President and Chief Operating Officer (since October 2000), Chairman (since March 2000), Assistant Secretary (since July 2000), Director (since January 1999), Secretary (April 1993-July 2000) and Senior Vice President (January 1999-October 2000) of the Trust Company; President (since October
2000), Chief Operating Officer and Secretary (since July 2000), Director (since December 1997) and Senior Vice President (January 1999-October 2000) of the Adviser and CFMC. Prior to his current officer positions, Mr. Curtis was Vice President and General Counsel of the Adviser, CFMC, the Trust Company and Columbia Financial (April 1993-December 1998). Mr. Curtis's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

THOMAS L. THOMSEN,* Age 57, Vice President of the Trust and each of the Columbia Funds (since April 2000); Chief Executive Officer (since October 2000), President (December 1997-October 2000), Chief Investment Officer (December 1997-May 2001) and Director (since 1980) of the Trust Company; Chief Executive Officer and Chairman (since October 2000), Director (since 1989), President (December 1997-October 2000) and Chief Investment Officer (December 1997-May
2001) of the Adviser; Chief Executive Officer and Chairman (since October 2000), Director (since 1982), President (December 1997-October 2000) and Chief Investment Officer (December 1997-May 2001) of CFMC. Prior to his current officer positions, Mr. Thomsen was Vice President of the Adviser, CFMC and the Trust Company. Mr. Thomsen's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MYRON G. CHILD,* Age 61, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December
1997); Vice President of the Adviser and CFMC (since December 1997). Prior to becoming Vice President to the Adviser and CFMC, Mr. Child was Corporate Controller (March 1981-November 1997). Mr. Child's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

KATHLEEN M. GRIFFIN,* Age 42, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of Columbia Financial (since December 1997). Prior to becoming a Vice President of Columbia Financial, Ms. Griffin was Manager of Shareholder Communications (January 1995-November 1997). Ms. Griffin's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

JEFFREY L. LUNZER,* Age 40, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since April
2000), the Adviser and CFMC (since January 1999). Prior to becoming a Vice President of the Trust Company, Adviser and CFMC, Mr. Lunzer was the Funds' Controller (December 1998-December 1999). Prior to joining the Adviser and CFMC, Mr. Lunzer was Vice President and Accounting Manager for WM Shareholder Services, Inc., a subsidiary of Washington Mutual Bank (1984-November 1998), and Treasurer and Fund Officer of WM Group of Funds, a mutual fund company (1988-November 1998). Mr. Lunzer's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

SUSAN J. WOODWORTH,* Age 49, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December 1997). Prior to becoming Vice President of the Trust Company, Ms. Woodworth was Manager of Mutual Fund Operations (July 1980-November 1997). Ms. Woodworth's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MARK A. WENTZIEN,* Age 41, Secretary of the Trust and each of the Columbia Funds (since April 2000); Director, Vice President and Secretary of Columbia Financial (since January 1999); Secretary (since July 2000) and Associate Counsel (since January 1999) of the Trust Company; Assistant Secretary (since July 2000), Vice President-Legal (since July 1999), and Associate Counsel (April 1997-June 1999) of the Adviser and CFMC. Prior to joining the Adviser and CFMC, Mr. Wentzien was a lawyer with the law firm of Davis Wright Tremaine LLP (September 1985-April
1997). Mr. Wentzien's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

         *These individuals are "interested persons" as defined by the 1940 Act and receive no fees or salaries from the Trust or the Fund. Mr. Inskeep is an "interested person" because he is employed as a consultant to the Adviser and FleetBoston Financial Corporation, the parent company of the Adviser.

Board of Trustees
-----------------

         The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Fund. The Trust hires the other parties that are responsible for the day-to-day operations of the Fund, such as the Adviser, transfer agent and custodian. The Trustees meet quarterly to review the Fund's investment policies, performance, expenses, and other business matters. The Trust has no standing Compensation Committee, Audit Committee or Nominating Committee.

         The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2000 of (i) the Fund and (ii) all of the funds in the Columbia Funds Complex:

                                                                          Aggregate Dollar Range of Equity
                                                                          Securities in Portfolios Overseen
                                                                               by Trustee in Columbia


                               13

Trustee                  Dollar Range of Equity Securities in the Fund              Funds Complex
-------                  ---------------------------------------------              -------------

J. Jerry Inskeep, Jr.                         None                                  Over $100,000

James C. George                               None                                  Over $100,000

Patrick J. Simpson                            None                                  Over $100,000

Richard L. Woolworth                          None                                  Over $100,000

         As of December 31, 2000, none of the disinterested Trustees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

Approval of Investment Advisory Contract

         The Fund has entered into a separate investment advisory contract with the Adviser. The Fund's existing contract was initially considered and approved by the independent Trustees at an in-person meeting held in September 2001. The investment advisory contract is subject to annual approval by a majority of disinterested Trustees. In determining the reasonableness of the advisory fees under the contract, the Trustees considered several factors, including:

o The nature and quality of services provided to the Fund's shareholders, o The profitability of the advisory contract for the Adviser, o Fall-out benefits realized by the Adviser from service as adviser to the Fund, and o A comparison of the fee structures of other mutual funds.

         In reviewing the quality of services provided by the Adviser, the Trustees examined the Fund's management fee compared to fees of other mutual funds with similar investment objectives. In addition, the Trustees assessed the proposed day-to-day management of the Fund, reviewing information provided at the meeting at which the contract was approved. The Trustees reviewed the estimated overall expense ratios and fee structure of the Fund, including the management fee, transfer agent fee, and custodian fee. Based on its review, the Trustees found the proposed quality and cost of services provided to the Fund's shareholders to be satisfactory and below the median total expense ratio of funds in its category.

         The Trustees analyzed data related to the profitability of the Adviser with respect to its contracts with the other portfolios of the Trust and determined that the expected profitability of the Fund's contract to the Adviser, especially in light of the Adviser's agreement to reimburse the Fund to the extent its total expenses (including the management fee) exceeded 0.40%, was within the range approved by courts in the past. The Trustees also considered the benefit to the corporate parent of the Adviser as the result of its ownership of Columbia Trust Company, which serves as transfer agent for the Fund.

         After considering the material factors listed above, and the Fund's specific circumstance, the Trustees concluded that the Fund's advisory contract with the Adviser was reasonable for the Fund and in the best interests of shareholders. See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser and the Fund's investment advisory contract.

Trustee Compensation
--------------------

         The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 2001. None of the Trustees Receives any form of pension or retirement benefit compensation from the Trust or the Funds.

                                                   Total Compensation from the
Trustee                Compensation From Trust     Trust and Columbia Funds
-------                -----------------------     ------------------------

Richard L. Woolworth            $9,000                      $35,000
James C. George                 $9,000                      $34,000
Patrick J. Simpson              $9,000                      $34,000

         Columbia Financial Center Incorporated ("Columbia Financial"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Adviser, is the principal underwriter for the Fund, and is authorized under a distribution agreement with CMC Fund Trust to sell shares of the Fund. Columbia Financial does not charge any fees or commissions to investors or the Fund for the sale of the Fund's shares.

         At November 30, 2001, officers and directors of the Fund, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of the Fund.

         At November 30, 2001 to the knowledge of the Trust, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Fund:

                                                 Shares Beneficially Owned
Name and Address                                    At November 30, 2001
----------------
                                               -------------------------------
Willamette University                          3,421,290               (87.3%)
900 State Street
Salem, OR  97301


         As defined by SEC rules and regulations, Willamette University is a "control person" of the Fund, since it owns over 25% of the voting securities of the Fund. The fact that it owns over 25% of the Fund's voting securities means it may be able to impact the outcome of any matter in which shareholders are asked to vote. In fact, Willamette University holds enough of the Fund's voting securities to actually control the outcome of any matter presented to the shareholders for a vote.

--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to the Fund is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with the Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Adviser and the Trust Company are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

         The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

         For its services provided to the Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.40 of 1% of its daily net assets. While comparable to the advisory fees paid by other mutual funds with similar investment objectives, these fees are higher than the advisory fees paid by most other mutual funds. Advisory fees paid by the Fund to the Adviser were $8,500 for the period October 9, 2001 (inception) through October 31, 2001. The Adviser has agreed to reimburse the Fund to the extent Total Fund Operating Expenses exceed 0.40% for the fiscal year. If the Adviser had not agreed to reimburse the Fund for such expenses, total Fund operating expenses would have been 1.20%.

         The Trust Company acts as transfer agent and dividend crediting agent for the Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Funds existing at any time during the month, with a minimum aggregate fee of $1,500 per month for the Fund. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $1,500 to the Trust Company for services performed for the period from October 9, 2001 (inception) through October 31, 2001 under the transfer agent agreement relating to the Fund.



--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

         The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or it may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

         Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

         The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research.

         In limited circumstances, the Adviser may use the Fund's commissions to acquire third party research and products that is not available through its full service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Fund and that the price paid for research services and products with broker commissions is fair and reasonable.


         The receipt of research services and products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund. Total brokerage commissions paid by the Fund were $53,812 for the period beginning October 9, 2001 (inception) through October 31, 2001. Of the commissions paid during this period, the Fund paid $5,643 for third party research and products provided by brokerage firms.

         The Adviser may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

         Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliates, Columbia Funds Management Company and Columbia Trust Company (collectively, "Columbia"). All trading for Columbia accounts is performed by the Adviser pursuant to an Investment Advisory Contract with Columbia Funds management Company and Columbia Trust Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis.

         Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate, must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

         Both the Trust and the Adviser have adopted a Code of Ethics (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be held or purchased by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Ethics Code include, among others, a requirement that all access person trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or
U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMC Short Term Bond Fund, CMC High Yield Fund, CMC Fixed Income Securities Fund, CMC Small Cap, CMC Small/Mid Cap, CMC International Stock and CMC International Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.


--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------

         Investments in the Fund are made directly by (1) investors, some of whom may be clients of the Adviser or (2) the Adviser in its role as discretionary investment adviser over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Adviser invested in the Fund by the client or the Adviser, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

         The net asset value per share of the Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         The Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to revalue the security in light of that event. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.


--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------


         U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). J.P. Morgan Chase & Co. ("J.P. Morgan" or a "Custodian"), 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by the Fund. The Custodians hold all securities and cash of the Fund, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Fund, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.


         Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with J.P. Morgan (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.


--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.


--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

         The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         The Trust currently has eight portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat the Fund as a separate corporation (provided that the Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income.

Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

         Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), the Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

         Special Aspects of 90% Test with Respect to Foreign Currency. For purposes of the 90% Test, foreign currency gains that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Unless an exception applies, the Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

         Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction that (1) the Fund properly identifies as a hedging transaction, (2) is entered into in the normal course of business primarily to reduce the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. The Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.

         Investment in Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------

         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.


--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return
---------------------------

         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n  =  ERV

         Where:      P       =   a hypothetical initial payment of $1000

                     T       =   average annual total return

                     n       =   number of years

                     ERV     =   ending redeemable value of a hypothetical
                                 $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fractional portion thereof)


         Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 2001, the total return for the Fund since inception (October 9, 2001) was 1.00%.

         The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.


         The Fund may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 3000, and Nasdaq stock indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         Attached are the financial statements for the CMC Strategic Equity Fund for the period October 9, 2001 (inception) through October 31, 2001. The report of Independent Accountants of PricewaterhouseCoopers LLP, is also attached to this Statement of Additional Information.

--------------------------------------------------------------------------------
                        CMC STRATEGIC EQUITY FUND
                      A Portfolio of CMC Fund Trust
                           FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------

                                                        October 9
                                                         through
                                                       October 31,
                                                       2001 (1)(2)
                                                   ------------------

Net asset value, beginning of period ............            $ 10.00
                                                   ------------------
Income from investment operations:
     Net investment income.......................               0.00  *
     Net realized and unrealized gains
       on investments............................               0.10
                                                   ------------------
          Total from investment operations.......               0.10
                                                   ------------------

Less distributions:                                                -
                                                   ------------------

Net asset value, end of period ..................            $ 10.10
                                                   =================

Total return.....................................               1.00% (3)

Ratios/Supplemental data
Net assets, end of period (in thousands).........           $ 36,942
Ratio of expenses to average net assets(4).......              0.40%
Ratio of total expenses to average net assets
before contractual reimbursement (4).............              1.20%
Ratio of net investment income to average
net assets.......................................              0.04%
Portfolio turnover rate..........................                14% (3)

(1)  From inception of operations.
(2)  Ratios are annualized.
(3)  Not annualized.
(4) For the period ending October 31, 2001, and the years ending October 31, 2002, 2003 and 2004, the investment adviser has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisory fee, exceed 0.40% of the Fund's average daily net assets. Expenses do not include an administrative fee paid to the adviser by each shareholder which ranges between 0.20% on the first $25 million of net assets, to 0.00% on net assets in excess of $25 million.

* Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC STRATEGIC EQUITY FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                      SHARES                 VALUE
                                                                                 ------------------    ------------------
COMMON STOCKS (92.6%)
AIR TRANSPORT (1.2%)
      ALASKA AIR GROUP, INC. *                                                              10,000             $ 244,000
      KLM ROYAL DUTCH AIRLINES                                                              20,000               185,800
                                                                                                       ------------------
                                                                                                                 429,800
                                                                                                       ------------------
ALUMINUM (0.7%)
      ALCAN, INC.                                                                            9,000               274,950
                                                                                                       ------------------

AUTO PARTS: AFTER MARKET (0.9%)
      GENUINE PARTS CO.                                                                     10,000               325,000
                                                                                                       ------------------

BANKS: NEW YORK CITY (1.1%)
      J.P. MORGAN CHASE & CO.                                                               12,050               426,088
                                                                                                       ------------------

BANKS (1.0%)
      U.S. BANCORP                                                                           3,800                67,564
      WACHOVIA CORP.                                                                        10,000               286,000
                                                                                                       ------------------
                                                                                                                 353,564
                                                                                                       ------------------
BIOTECH RESEARCH & PRODUCTS (1.3%)
      BAXTER INTERNATIONAL, INC.                                                            10,000               483,700
                                                                                                       ------------------

BUILDING MATERIALS (0.4%)
      VULCAN MATERIALS CO.                                                                   3,700               153,809
                                                                                                       ------------------

CABLE TELEVISION SERVICES (1.5%)
      CHARTER COMMUNICATIONS, INC. (CLASS A) *                                              29,300               414,302
      LIBERTY MEDIA CORP. (CLASS A) *                                                       13,604               159,031
                                                                                                       ------------------
                                                                                                                 573,333
                                                                                                       ------------------
COMMUNICATIONS & MEDIA (1.8%)
      AOL TIME WARNER, INC. *                                                               20,915               652,757
                                                                                                       ------------------

COMMUNICATIONS TECHNOLOGY (4.0%)
      CIENA CORP. *                                                                         17,500               284,550
      CISCO SYSTEMS, INC. *                                                                  7,450               126,054
      COMVERSE TECHNOLOGY, INC. *                                                           10,000               188,100
      LUCENT TECHNOLOGIES, INC.                                                             49,000               328,300
      MOTOROLA, INC.                                                                        10,000               163,700
      SYMBOL TECHNOLOGIES, INC.                                                             10,000               128,500
      TELLABS, INC. *                                                                       20,000               273,000
                                                                                                       ------------------
                                                                                                               1,492,204
                                                                                                       ------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (5.8%)
      ADOBE SYSTEMS, INC.                                                                   10,000               264,000
      AWARE, INC. *                                                                         20,000                92,400
      BEA SYSTEMS, INC. *                                                                   20,000               242,800
      BMC SOFTWARE, INC. *                                                                  20,000               301,400

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC STRATEGIC EQUITY FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                      SHARES                 VALUE
                                                                                 ------------------    ------------------
COMMON STOCKS (CONTINUED)
      I2 TECHNOLOGIES, INC. *                                                               20,000              $ 91,200
      MICROSOFT CORP. *                                                                     14,350               834,453
      ORACLE CORP. *                                                                        14,350               194,586
      PEOPLESOFT, INC. *                                                                     4,083               121,551
                                                                                                       ------------------
                                                                                                               2,142,390
                                                                                                       ------------------
COMPUTER TECHNOLOGY (2.6%)
      DELL COMPUTER CORP. *                                                                 10,000               239,800
      INTERNATIONAL BUSINESS MACHINES CORP.                                                  4,800               518,736
      SUN MICROSYSTEMS, INC. *                                                              19,250               195,387
                                                                                                       ------------------
                                                                                                                 953,923
                                                                                                       ------------------
CONSUMER ELECTRONICS (0.6%)
      ELECTRONIC ARTS, INC. *                                                                4,000               205,840
                                                                                                       ------------------

CONSUMER PRODUCTS (1.1%)
      GILLETTE CO.                                                                          13,600               422,824
                                                                                                       ------------------

DIVERSIFIED FINANCIAL SERVICES (5.4%)
      AMERICAN EXPRESS CO.                                                                  10,350               304,600
      CITIGROUP, INC.                                                                       23,667             1,077,322
      HOUSEHOLD INTERNATIONAL, INC.                                                          2,300               120,290
      MERRILL LYNCH & CO., INC.                                                              6,900               301,599
      MORGAN STANLEY DEAN WITTER & CO.                                                       4,000               195,680
                                                                                                       ------------------
                                                                                                               1,999,491
                                                                                                       ------------------
DRUGS & PHARMACEUTICALS (10.5%)
      ABBOTT LABORATORIES                                                                   12,500               662,250
      BRISTOL-MYERS SQUIBB CO.                                                               6,100               326,045
      INHALE THERAPEUTIC SYSTEMS, INC. *                                                    10,000               175,000
      MEDIMMUNE, INC. *                                                                     10,000               392,400
      MERCK & CO., INC.                                                                      2,500               159,525
      PFIZER, INC.                                                                           7,500               314,250
      PHARMACIA CORP.                                                                       10,000               405,200
      SCHERING AG, ADR *                                                                     5,000               256,250
      SCHERING-PLOUGH CORP.                                                                 18,900               702,702
      SEPRACOR, INC.                                                                        10,000               474,400
                                                                                                       ------------------
                                                                                                               3,868,022
                                                                                                       ------------------
ELECTRICAL: EQUIPMENT & COMPONENTS (1.6%)
      CELESTICA, INC. *                                                                     11,200               384,384
      COOPER INDUSTRIES, INC.                                                                5,000               193,500
                                                                                                       ------------------
                                                                                                                 577,884
                                                                                                       ------------------
ELECTRONICS (1.1%)
      SAMSUNG ELECTRONICS CO., LTD., GDR (144A)                                              3,000               226,050
      SANMINA CORP. *                                                                       12,500               189,250
                                                                                                       ------------------
                                                                                                                 415,300
                                                                                                       ------------------
                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC STRATEGIC EQUITY FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                      SHARES                 VALUE
                                                                                 ------------------    ------------------
COMMON STOCKS (CONTINUED)
ELECTRONICS: SEMI-CONDUCTORS (4.7%)
      AGERE SYSTEMS, INC. (CLASS A) *                                                       22,300             $ 102,580
      ANALOG DEVICES, INC. *                                                                 5,000               190,000
      CYPRESS SEMICONDUCTOR CORP. *                                                         10,600               209,350
      INTEL CORP.                                                                           14,700               358,974
      MICRON TECHNOLOGY, INC. *                                                              7,350               167,286
      NATIONAL SEMICONDUCTOR CORP. *                                                         5,250               136,395
      SCI SYSTEMS, INC. *                                                                   15,000               304,650
      TEXAS INSTRUMENTS, INC.                                                               10,150               284,099
                                                                                                       ------------------
                                                                                                               1,753,334
                                                                                                       ------------------
ELECTRONICS: TECHNOLOGY (0.4%)
      RAYTHEON CO. *                                                                         5,000               161,250
                                                                                                       ------------------

ENGINEERING & CONTRACT SERVICES (1.6%)
      CHICAGO BRIDGE & IRON CO., NV                                                         10,000               217,500
      FLUOR CORP.                                                                           10,000               372,200
                                                                                                       ------------------
                                                                                                                 589,700
                                                                                                       ------------------
ENTERTAINMENT (1.1%)
      VIACOM, INC. (CLASS B) *                                                              11,000               401,610
                                                                                                       ------------------

FINANCIAL DATA PROCESSING SERVICES (0.4%)
      AUTOMATIC DATA PROCESSING, INC.                                                        2,550               131,733
                                                                                                       ------------------

FINANCIAL MISCELLANEOUS (1.6%)
      FREDDIE MAC                                                                            6,000               406,920
      NATIONWIDE FINANCIAL SERVICES, INC. (CLASS A)                                          5,000               170,100
                                                                                                       ------------------
                                                                                                                 577,020
                                                                                                       ------------------
FOODS (0.8%)
      TYSON FOODS, INC. (CLASS A)                                                           30,000               293,700
                                                                                                       ------------------

FUNERAL PARLORS & CEMETERIES (0.4%)
      SERVICE CORPORATION INTERNATIONAL *                                                   25,000               159,250
                                                                                                       ------------------

GOLD (0.3%)
      PLACER DOME, INC.                                                                     10,000               114,100
                                                                                                       ------------------

HEALTH CARE SERVICES (0.7%)
      MCKESSON CORP.                                                                         7,000               258,930
                                                                                                       ------------------

HEALTH CARE MANAGEMENT SERVICES (0.5%)
      HOOPER HOLMES, INC.                                                                   27,000               184,950
                                                                                                       ------------------

HOTEL/MOTEL (1.0%)
      HILTON HOTELS CORP.                                                                   30,000               256,800

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC STRATEGIC EQUITY FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                      SHARES                 VALUE
                                                                                 ------------------    ------------------
COMMON STOCKS (CONTINUED)
      STARWOOD HOTELS & RESORTS WORLDWIDE, INC.                                              4,500              $ 99,180
                                                                                                       ------------------
                                                                                                                 355,980
                                                                                                       ------------------
INSURANCE: LIFE (0.5%)
      PRINCIPAL FINANCIAL GROUP, INC. *                                                      7,700               173,250
                                                                                                       ------------------

INSURANCE: MULTI-LINE (3.6%)
      AMERICAN INTERNATIONAL GROUP, INC.                                                     8,762               688,693
      SAFECO CORP.                                                                          10,000               308,400
      ST. PAUL COMPANIES, INC., THE                                                          7,000               321,300
                                                                                                       ------------------
                                                                                                               1,318,393
                                                                                                       ------------------
INSURANCE: PROPERTY-CASUALTY (0.6%)
      CHUBB CORP.                                                                            3,500               239,050
                                                                                                       ------------------

MACHINERY: CONSTRUCTION & HANDLING (0.6%)
      CATERPILLAR, INC.                                                                      5,000               223,600
                                                                                                       ------------------

MACHINERY: ENGINES (0.6%)
      CUMMINS, INC.                                                                          7,500               234,825
                                                                                                       ------------------

MACHINERY: OIL WELL EQUIPMENT & SERVICES (2.2%)
      HALLIBURTON CO.                                                                       10,000               246,900
      JOY GLOBAL, INC. *                                                                    10,000               174,500
      WEATHERFORD INTERNATIONAL, INC. *                                                     11,000               376,530
                                                                                                       ------------------
                                                                                                                 797,930
                                                                                                       ------------------
MEDICAL & DENTAL SUPPLIES (1.4%)
      BECTON DICKINSON & CO.                                                                 8,000               286,400
      ZIMMER HOLDINGS, INC. *                                                                7,100               219,461
                                                                                                       ------------------
                                                                                                                 505,861
                                                                                                       ------------------
MULTI-SECTOR COMPANIES (3.8%)
      GENERAL ELECTRIC CO.                                                                  15,000               546,150
      HONEYWELL INTERNATIONAL, INC.                                                         10,100               298,455
      MINNESOTA MINING & MANUFACTURING CO.                                                   5,200               542,776
                                                                                                       ------------------
                                                                                                               1,387,381
                                                                                                       ------------------
OFFSHORE DRILLING (1.1%)
      GLOBAL MARINE, INC. *                                                                 15,000               241,500
      TRANSOCEAN SEDCO FOREX, INC.                                                           5,000               150,750
                                                                                                       ------------------
                                                                                                                 392,250
                                                                                                       ------------------
OIL: CRUDE PRODUCERS (0.5%)
      BURLINGTON RESOURCES, INC.                                                             5,000               186,250
                                                                                                       ------------------

OIL: INTEGRATED DOMESTIC (1.1%)
      PHILLIPS PETROLEUM CO.                                                                 1,750                95,217
      UNOCAL CORP.                                                                          10,000               322,000
                                                                                                       ------------------
                                                                                                                 417,217
                                                                                                       ------------------

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC STRATEGIC EQUITY FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                                                      SHARES                 VALUE
                                                                                 ------------------    ------------------
COMMON STOCKS (CONTINUED)
OIL: INTEGRATED INTERNATIONAL (0.6%)
      CONOCO, INC.                                                                           8,550             $ 219,735
                                                                                                       ------------------

PAINTS & COATINGS (1.7%)
      FULLER (H.B.) CO.                                                                      7,500               385,725
      SHERWIN-WILLIAMS CO., THE                                                             10,000               243,600
                                                                                                       ------------------
                                                                                                                 629,325
                                                                                                       ------------------
PAPER (2.4%)
      BOWATER, INC.                                                                          7,500               335,400
      INTERNATIONAL PAPER CO.                                                                9,300               332,940
      INTERTAPE POLYMER GROUP, INC.                                                          2,500                24,975
      SAPPI LTD., ADR                                                                       20,000               190,800
                                                                                                       ------------------
                                                                                                                 884,115
                                                                                                       ------------------
PRODUCTION TECHNOLOGY EQUIPMENT (1.9%)
      APPLIED MATERIALS, INC. *                                                              1,950                66,515
      KLA-TENCOR CORP. *                                                                     8,100               330,966
      NOVELLUS SYSTEMS, INC. *                                                               9,350               308,830
                                                                                                       ------------------
                                                                                                                 706,311
                                                                                                       ------------------
RADIO & TV BROADCASTERS (0.7%)
      CLEAR CHANNEL COMMUNICATIONS, INC. *                                                   6,350               242,062
                                                                                                       ------------------

RENTAL & LEASING: CONSUMER (1.1%)
      FLEXTRONICS INTERNATIONAL LTD. *                                                      21,300               423,870
                                                                                                       ------------------

RETAIL (4.8%)
      BORDERS GROUP, INC. *                                                                 10,000               155,900
      COSTCO WHOLESALE CORP. *                                                               4,700               177,801
      DOLLAR TREE STORES, INC. *                                                            15,000               337,050
      HOME DEPOT, INC.                                                                       7,850               300,105
      TOYS "R" US, INC. *                                                                   14,500               275,500
      WAL-MART STORES, INC.                                                                 10,000               514,000
                                                                                                       ------------------
                                                                                                               1,760,356
                                                                                                       ------------------
SAVINGS & LOAN (0.5%)
      WASHINGTON MUTUAL, INC.                                                                5,825               175,857
                                                                                                       ------------------

SECURITY BROKERAGE & SERVICES (0.7%)
      BEAR STEARNS COS., INC.                                                                5,000               270,000
                                                                                                       ------------------

SERVICES: COMMERCIAL (0.6%)
      CENTRAL PARKING CORP.                                                                 15,000               228,000
                                                                                                       ------------------

UTILITIES: ELECTRICAL (1.2%)
      CMS ENERGY CORP.                                                                       7,000               150,570


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC STRATEGIC EQUITY FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                     SHARES OR
                                                                                   PRINCIPAL AMOUNT          VALUE
                                                                                 ----------------------------------------
COMMON STOCKS (CONTINUED)
      IDACORP, INC.                                                                          7,500             $ 285,000
                                                                                                       ------------------
                                                                                                                 435,570
                                                                                                       ------------------
UTILITIES: TELECOMMUNICATIONS (3.4%)
      AT&T CORP.                                                                             5,850                89,213
      BELLSOUTH CORP.                                                                        7,600               281,200
      HELLENIC TELECOMMUNICATIONS ORGANIZATION SA, ADR                                      20,000               164,400
      NIPPON TELEGRAPH & TELEPHONE CORP., ADR                                               10,000               209,100
      QWEST COMMUNICATIONS INTERNATIONAL, INC.                                               4,072                52,732
      SBC COMMUNICATIONS, INC.                                                               9,500               362,045
      WORLDCOM, INC. *                                                                       8,450               113,653
                                                                                                       ------------------
                                                                                                               1,272,343
                                                                                                       ------------------
UTILITIES: CABLE TV & RADIO (0.9%)
      ADELPHIA COMMUNICATIONS CORP. (CLASS A) *                                              6,400               141,632
      COMCAST CORP. (CLASS A SPECIAL)                                                        5,400               193,536
                                                                                                       ------------------
                                                                                                                 335,168
                                                                                                       ------------------
TOTAL COMMON STOCKS
      (COST $33,738,860)                                                                                      34,191,155
                                                                                                       ------------------

REPURCHASE AGREEMENTS (8.0%)
      J.P. MORGAN SECURITIES, INC.
      2.51% DATED 10/31/2001,
      DUE 11/01/2001 IN THE
      AMOUNT OF $1,958,922.
      COLLATERALIZED AT 102% BY U.S. TREASURY NOTES
      4.75% TO 6.00% DUE
      02/15/2004 TO 11/15/2005                                                         $ 1,958,787             1,958,787
      MERRILL LYNCH 2.51% DATED 10/31/2001, DUE 11/01/2001 IN THE AMOUNT OF
      $1,000,069.
      COLLATERALIZED AT 102% BY U.S. TREASURY STRIPS
      0.00% TO 11.75% DUE
      05/15/2013 TO 02/15/2031                                                           1,000,000             1,000,000
                                                                                                       ------------------

TOTAL REPURCHASE AGREEMENTS
      (COST $2,958,787)                                                                                        2,958,787
                                                                                                       ------------------

TOTAL INVESTMENTS (100.6%)
(COST $36,697,647)                                                                                            37,149,942

OTHER ASSETS LESS LIABILITIES (-0.6%)                                                                           (208,358)
                                                                                                       ------------------

NET ASSETS (100.0%)                                                                                         $ 36,941,584
                                                                                                       ==================
*     Non-Income Producing

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC STRATEGIC EQUITY FUND
                          A Portfolio of CMC Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2001

ASSETS:
  Investments at cost .......................................... $ 36,697,647
  Investments at cost - federal income tax purposes ............ $ 36,784,090
                                                                 -------------
  Investments at value.......................................... $ 37,149,942
  Receivable for:
Investments sold................................................    1,355,043
Dividends.......................................................       14,571
Interest........................................................        6,213
Expense reimbursement...........................................       17,087
                                                                 -------------
  Total assets..................................................   38,542,856
                                                                 -------------

LIABILITIES:
  Payable for:
Investments purchased...........................................    1,575,685
Investment management fee ......................................        8,500
Other accrued expenses .........................................       17,087
                                                                 -------------
   Total liabilities............................................    1,601,272
                                                                 -------------

NET ASSETS...................................................... $ 36,941,584
                                                                 =============

NET ASSETS consist of:
    Paid-in capital............................................. $ 36,672,932
    Undistributed net investment income.........................       13,033
    Accumulated net realized losses from investment transactions     (196,676)
    Unrealized appreciation on investments......................      452,295
                                                                 -------------
                                                                 -------------

NET ASSETS...................................................... $ 36,941,584
                                                                 =============

Shares of capital stock outstanding.............................    3,658,811
                                                                 =============
Net asset value, offering and
   redemption price per share...................................      $ 10.10
                                                                 =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                           CMC STRATEGIC EQUITY FUND
                         A Portfolio of CMC Fund Trust
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period October 9, 2001 (inception of operations) through October 31,
2001

NET INVESTMENT INCOME:
     Income:
         Interest...........................................................   $ 15,714
         Dividends..........................................................      5,819
                                                                              ----------
             Total income...................................................     21,533
                                                                              ----------

       Expenses:
         Investment management fees ........................................      8,500
         Registration and filing fees.......................................      6,822
         Legal, insurance and audit fees....................................      5,331
         Custodian fees.....................................................      2,465
         Transfer agent fees................................................      1,500
         Other expenses.....................................................        852
         Trustees' fees.....................................................        117
                                                                              ----------
             Total expenses.................................................     25,587
         Expense reimbursements ............................................    (17,087)
                                                                              ----------
             Net expenses...................................................      8,500
                                                                              ----------
     Net investment income .................................................     13,033
                                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
     Net realized loss from investment transactions.........................   (196,676)

     Change in net unrealized appreciation or depreciation on investments...    452,295
                                                                              ----------

     Net realized and unrealized gain on investments........................    255,619
                                                                              ----------

NET INCREASE RESULTING
     FROM OPERATIONS........................................................   $268,652
                                                                              ==========

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC STRATEGIC EQUITY FUND
                          A Portfolio of CMC Fund Trust
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                             For the period
                                                                            October 9, 2001 *
                                                                                through
                                                                            October 31, 2001
                                                                            -----------------
Operations:
     Net investment income ..............................................           $ 13,033
     Net realized loss from investment transactions......................           (196,676)
     Change in net unrealized appreciation or depreciation on investments            452,295
                                                                            -----------------
     Net increase resulting from operations..............................            268,652

Distributions to shareholders ...........................................                  -

Net capital share transactions ..........................................         36,672,932
                                                                            -----------------

Net increase in net assets...............................................         36,941,584

NET ASSETS:
     Beginning of period.................................................                  -
                                                                            -----------------

     End of period.......................................................       $ 36,941,584
                                                                            =================

* Inception of operations

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                            CMC STRATEGIC EQUITY FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant accounting policies: CMC Strategic Equity Fund (the Fund) is a portfolio of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust has established seven other portfolios, CMC Small Cap Fund, CMC Small/Mid Cap Fund, CMC International Stock Fund, CMC Fixed Income Securities Fund, CMC High Yield Fund, CMC International Bond Fund, and CMC Short Term Bond Fund, which are not included in these financial statements. The CMC Strategic Equity Fund began operations on October 9, 2001. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. Following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Investment valuation. Securities are valued based on the last sales prices reported by the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements. The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Investment transactions. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment income and expenses. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and the Fund bears expenses incurred specifically on its behalf as well as a portion, based on net assets, of general expenses incurred on behalf of the Trust and its underlying portfolios.

Use of estimates. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and distributions to shareholders. Dividends from net investment income are declared and paid annually. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains for the Fund may be made at the discretion of the Board of Trustees in accordance with the Internal Revenue Code.

Federal income taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner which results in no tax to the Fund. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
                            CMC STRATEGIC EQUITY FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. Transactions with affiliates and related parties:

The amounts of fees and expenses described below are shown on the Fund's statement of operations.

Columbia Management Co. (CMC) is the investment adviser of the Funds. CMC is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

Investment management fees are paid monthly to CMC by the Fund. The fees are based on an annual rate of 0.40 of 1% of average daily net assets.

In addition to the investment management fee, each shareholder pays an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee ranges between 0.20% on the first $25 million of the shareholder's net assets in the Fund, to 0.00% on the shareholder's net assets in the Fund in excess of $25 million.

For the period October 9, 2001 through October 31, 2001, and through the years ending October 31, 2004, CMC has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these, expenses together with the advisory fee, exceed 0.40% of the Fund's average daily net assets.

Trustees' fees and expenses are paid directly by the Fund to trustees having no affiliation with the Fund other than in their capacity as trustees. Other officers and trustees received no compensation from the Fund.

Columbia Trust Company (CTC), an affiliate of CMC, and indirect wholly-owned subsidiary of Fleet, is the transfer agent for the Fund. CTC is compensated based on a per account fee or minimum of $1,500 per month.


3.  Federal income tax:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, deferral of losses from wash sales, passive foreign investment companies
(PFIC), non-taxable dividends and in-kind redemptions. As of October 31, 2001, the Fund had $110,233 in unused capital loss carryforwards available to offset future capital gains, which expire in 2009. For federal income tax purposes, the net unrealized appreciation of investments at October 31, 2001, was $365,852 composed of gross appreciation of $1,238,756 and gross depreciation of $872,904.


4.  Investment transactions:

For the period October 9, 2001(inception of operations) through October 31, 2001, purchases and sales of long-term securities, and net realized losses , excluding U.S. government securities, were as follows:

Purchases...............................  $ 38,858,257
                                        ===============

Sales...................................   $ 4,922,721
                                        ===============

Net Realized Loss.......................    $ (196,676)
                                        ===============

--------------------------------------------------------------------------------
                            CMC STRATEGIC EQUITY FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  Capital stock activity:

At October 31, 2001, the Fund had 100 million shares of no par value capital stock authorized. For the period October 9, 2001 (inception of operations) through October 31, 2001, transactions of capital shares were as follows:


  Shares:
     Shares sold........................     3,658,811
     Shares reinvested for dividends
       and distributions................             -
                                        ---------------
                                             3,658,811
     Shares redeemed....................             -
                                        ---------------
     Net increase.......................     3,658,811
                                        ===============

  Amounts:
Sales ..................................  $ 36,672,932 *
Reinvestment of dividends
       and distributions................             -
                                        ---------------
                                            36,672,932
     Less redemptions...................             -
                                        ---------------
     Net increase ......................  $ 36,672,932
                                        ===============

* Includes $20,915,802 of securities in an in-kind transfer.

                        Report of Independent Accountants


To the Trustees and Shareholders of
CMC Fund Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC Strategic Equity Fund (the
Fund), one of the portfolios of CMC Fund Trust, at October 31, 2001, the results of its operations, changes in its net assets and financial highlights for the period October 9, 2001 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Portland, Oregon
December 7, 2001

                                 CMC FUND TRUST

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits

          (a1)   Restated Declaration of Trust.(1)

          (a2)   Amendment to Restated Declaration of Trust.(1)

          (a3)   Amendment No. 2 to Restated Declaration of Trust.(2)

          (a4)   Amendment No. 3 to Restated Declaration of Trust.(3)

          (a5)   Amendment No. 4 to Restated Declaration of Trust.(6)


          (a6)   Amendment No. 6 to Restated Declaration of Trust.(8)


          (b)    Bylaws.(1)

          (c1)   Specimen Stock Certificate for CMC Small Cap Fund.(1)

          (c2)   Specimen Stock Certificate for CMC International Stock Fund.(1)

          (c3)   Specimen Stock Certificate for CMC High Yield Fund.(1)

          (c4)   Specimen Stock Certificate for CMC Short Term Bond Fund.(2)

          (c5)   Specimen Stock Certificate for CMC International Bond Fund.(3)

          (c6)   Specimen Stock Certificate for CMC Fixed Income Securities
                 Fund.(3)

          (c7)   Specimen Stock Certificate for CMC Small/Mid Cap Fund.(6)

          (c8)   Specimen Stock Certificate for CMC Strategic Equity Fund.(7)

          (d1)   Investment Advisory Contract for CMC Small Cap Fund.(4)

          (d2)   Investment Advisory Contract for CMC International Stock Fund.
                 (4)

          (d3)   Investment Advisory Contract for CMC High Yield Fund.(4)

          (d4)   Investment Advisory Contract for CMC Short Term Bond Fund.(2)

          (d5)   Investment Advisory Contract for CMC International Bond Fund.
                 (3)

          (d6) Investment Advisory Contract for CMC Fixed Income Securities Fund.(3)

          (d7)   Investment Advisory Contract for CMC Small/Mid Cap Fund.(6)


          (d8)   Investment Advisory Contract for CMC Strategic Equity Fund.(7)

          (e)    Distribution Agreement.*


          (f)    Not Applicable.

          (g1)   Custodian Contract between U.S. Bank, N.A. and CMC Fund Trust.
                 (7)


          (g2) Custodian Contract between CMC Fund Trust and J.P. Morgan Chase & Co.(7)


          (h1)   Transfer Agent Agreement for CMC Small Cap Fund.(4)

          (h2)   Transfer Agent Agreement for CMC International Stock Fund.(4)

          (h3)   Transfer Agent Agreement for CMC High Yield Fund.(4)

          (h4)   Transfer Agent Agreement for CMC Short Term Bond Fund.(2)

          (h5)   Transfer Agent Agreement for CMC International Bond Fund.(3)

          (h6)   Transfer Agent Agreement for CMC Fixed Income Securities Fund.
                 (3)

          (h7)   Transfer Agent Agreement for CMC Small/Mid Cap Fund.(6)


          (h8)   Transfer Agent Agreement for CMC Strategic Equity Fund.(7)

          (h9)   Administrative Services Agreement.(8)

          (i)    Opinion of Counsel. - Not Applicable.

          (j)    Consent of Accountants.*


          (k)    Omitted Financial Statements - Not Applicable.

          (l)    Not Applicable.

          (m)    12b-1 Plan - Not Applicable.

          (n)    Rule 18f-3 Plan - Not Applicable.

          (o)    Not Applicable.


          (p)    Code of Ethics.*


          (q) Powers of Attorney for Messrs. George, Inskeep, Lunzer, Simpson and Woolworth.(6)

          (1) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 16, 1996.

          (2) Incorporated herein by Reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed September 2, 1997.

          (3) Incorporated herein by Reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed April 18, 2000.

          (4) Incorporated herein by Reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 24, 1997.

          (5) Incorporated herein by Reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 20, 1999.

          (6) Incorporated herein by Reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed August 1, 2000.

          (7) Incorporated herein by Reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed July 9, 2001.


          (8) Incorporated herein by Reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed September 21, 2001.


          *Filed herewith.

Item 24.   Persons Controlled by or Under Common Control with Registrant
           -------------------------------------------------------------

           The Registrant has an investment advisory contract with Columbia Management Co., an Oregon corporation (the "Adviser"). Columbia Daily Income Company, Columbia Growth Fund, Inc., Columbia Special Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Small Cap Fund, Inc., Columbia National Municipal Bond Fund., Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia High Yield Fund, Inc., each an Oregon corporation, have investment advisory contracts with Columbia Funds Management Company, an Oregon corporation ("CFMC"). FleetBoston Financial Corporation ("Fleet") is a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956. CFMC, the Adviser, Columbia Trust Company and Columbia Financial Center Incorporated are indirect wholly owned subsidiaries of Fleet. See "Management" and "Investment Advisory and Other Fees paid to Affiliates" in the Statement of Additional Information.

Item 25.   Indemnification
           ---------------

           Under the Declaration of Trust and Bylaws of the Registrant, any trustee or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by the trustee or officer in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his or her being a trustee or officer of the Registrant, to the fullest extent not prohibited by law and the Investment Company Act of 1940 (the "1940 Act") and related regulations and interpretations of the Securities and Exchange Commission ("SEC").

           Insofar as reimbursement or indemnification for expenses incurred by a director or officer in legal proceedings arising under the Securities Act of 1933 (the "1933 Act") may be permitted by the above provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such reimbursement or indemnification is against public policy as expressed in the Act and therefore unenforceable. In the event that any claim for indemnification under the above provisions is asserted by an officer or trustee in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has already been settled by controlling precedent, will (except insofar as such claim seeks reimbursement of expenses paid or incurred by an officer or trustee in the successful defense of any such action, suit or proceeding or claim, issue, or matter therein) submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

           The Registrant's trustees and officers are named insureds under an insurance policy issued by ICI Mutual Insurance Company.

Item 26.   Business and Other Connections of Investment Adviser
           ----------------------------------------------------

           Information regarding the businesses of Columbia Management Co. and its officers and directors is set forth under "Management" in the Prospectus, and under "Management" and "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information and is incorporated herein by reference. Columbia Trust Company also acts as trustee and/or agent for the investment of the assets of pension and profit sharing plans in pooled accounts.

Item 27.   Principal Underwriters
           ----------------------


           Pursuant to a distribution agreement with each of the portfolios of CMC Fund Trust, including the Registrant, Columbia Financial Center Incorporated is authorized to sell shares of each portfolio to the public. No commission or other compensation is received by Columbia Financial Center Incorporated in connection with the sale of shares of the portfolios of CMC Fund Trust. Certain information on each director and officer of Columbia Financial Center Incorporated is set forth below:

Name and Principal       Positions and Offices                            Positions and Offices
Business Address*        with Columbia Financial Center Incorporated      with Registrant
-------------------      -------------------------------------------      ---------------------
Thomas L. Thomsen        Director                                         Vice President

Jeff B. Curtis           President, Chief Operating                       President & Assistant Secretary
                         Officer, Director & Assistant Secretary

Thomas F. Biesiadecki    Chief Compliance Officer                         None

Parke E. Blundon         Vice President                                   None

Theresa M. Castellanos   Vice President, Treasurer &                      None
                         Chief Accounting Officer

Myron G. Child           Controller                                       Vice President

Kathleen M. Griffin      Vice President                                   Vice President

Michael A. Nelson        Vice President                                   None

Robert W. Noack          Vice President                                   None

John W. O'Halloran       Vice President                                   None

Timothy J. Orth          Vice President                                   None

Steven B. Roth           Vice President                                   None

J. Monte Schmidt         Vice President                                   None

Mark A. Wentzien         Vice President, Director & Secretary             Secretary

*The principal business address for each director and officer of Columbia Financial Center Incorporated is:
P.O. Box 1350
Portland, Oregon  97207

Item 28.   Location of Accounts and Records
           --------------------------------


           The records required to be maintained under Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by CMC Fund Trust, Columbia Management Co., and Columbia Trust Company at 1300 S.W. Sixth Avenue, Portland, Oregon 97201. Records relating to the Registrant's portfolio securities are also maintained by U.S. Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208 and J.P. Morgan Chase & Co., 4 MetroTech Center, 18th Floor Brooklyn, New York 11245.


Item 29.   Management Services
           -------------------

           Not applicable.

Item 30.   Undertakings
           ------------

           Not applicable.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland and State of Oregon on the 21st day of December, 2001.


                                                    CMC FUND TRUST


                                                    By:    JEFF B. CURTIS
                                                    ---------------------------
                                                           Jeff B. Curtis
                                                           President


           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on the 21st day of December, 2001 by the following persons in the capacities indicated.



(i)        Principal executive officer:



           JEFF B. CURTIS                              President
----------------------------------------------
           Jeff B. Curtis


(ii)       Principal accounting and
           financial officer:



           JEFFREY L. LUNZER                           Vice President
----------------------------------------------
           Jeffrey L. Lunzer


(iii)      Trustees:



*          JAMES C. GEORGE                             Trustee
----------------------------------------------
           James C. George

*          J. JERRY INSKEEP, JR.                       Trustee
----------------------------------------------
           J. Jerry Inskeep, Jr.



*          PATRICK J. SIMPSON                          Trustee
----------------------------------------------
           Patrick J. Simpson



*          RICHARD L. WOOLWORTH               Trustee
-------------------------------------
           Richard L. Woolworth



*By:       JEFF B. CURTIS
     -----------------------------------------
           Jeff B. Curtis
           Attorney-In-Fact

                                 CMC FUND TRUST

                                  EXHIBIT INDEX



Exhibit  Description
-------  -----------
   (a1)  Restated Declaration of Trust.(1)

   (a2)  Amendment to Restated Declaration of Trust.(1)

   (a3)  Amendment No. 2 to Restated Declaration of Trust.(2)

   (a4)  Amendment No. 3 to Restated Declaration of Trust.(3)

   (a5)  Amendment No. 4 to Restated Declaration of Trust.(6)


   (a6)  Amendment No. 6 to Restated Declaration of Trust.(8)


   (b)   Bylaws.(1)

   (c1)  Specimen Stock Certificate for CMC Small Cap Fund.(1)

   (c2)  Specimen Stock Certificate for CMC International Stock Fund.(1)

   (c3)  Specimen Stock Certificate for CMC High Yield Fund.(1)

   (c4)  Specimen Stock Certificate for CMC Short Term Bond Fund.(2)

   (c5)  Specimen Stock Certificate for CMC International Bond Fund.(3)

   (c6)  Specimen Stock Certificate for CMC Fixed Income Securities Fund.(3)

   (c7)  Specimen Stock Certificate for CMC Small/Mid Cap Fund.(6)

   (c8)  Specimen Stock Certificate for CMC Strategic Equity Fund.(7)

   (d1)  Investment Advisory Contract for CMC Small Cap Fund.(4)

   (d2)  Investment Advisory Contract for CMC International Stock Fund.(4)

   (d3)  Investment Advisory Contract for CMC High Yield Fund.(4)

   (d4)  Investment Advisory Contract for CMC Short Term Bond Fund.(2)

   (d5)  Investment Advisory Contract for CMC International Bond Fund.(3)

   (d6)  Investment Advisory Contract for CMC Fixed Income Securities Fund.(3)

   (d7)  Investment Advisory Contract for CMC Small/Mid Cap Fund.(6)


   (d8)  Investment Advisory Contract for CMC Strategic Equity Fund.(7)

   (e)   Distribution Agreement.*


   (f)   Not Applicable.

   (g1)  Custodian Contract between U.S. Bank, N.A. and CMC Fund Trust.(7)


   (g2)  Custodian Contract between CMC Fund Trust and J.P. Morgan Chase & Co.
         (7)


   (h1)  Transfer Agent Agreement for CMC Small Cap Fund.(4)

   (h2)  Transfer Agent Agreement for CMC International Stock Fund.(4)

   (h3)  Transfer Agent Agreement for CMC High Yield Fund.(4)

   (h4)  Transfer Agent Agreement for CMC Short Term Bond Fund.(2)

   (h5)  Transfer Agent Agreement for CMC International Bond Fund.(3)

   (h6)  Transfer Agent Agreement for CMC Fixed Income Securities Fund.(3)

   (h7)  Transfer Agent Agreement for CMC Small/Mid Cap Fund.(6)


   (h8)  Transfer Agent Agreement for CMC Strategic Equity Fund.(7)

   (h9)  Administrative Services Agreement.(8)

   (i)   Opinion of Counsel. - Not Applicable.

   (j)   Consent of Accountants.*

   (k)   Omitted Financial Statements - Not Applicable.

   (l)   Not Applicable.

   (m)   12b-1 Plan - Not Applicable.

   (n)   Rule 18f-3 Plan - Not Applicable.

   (o)   Not Applicable.


   (p)   Code of Ethics.*


   (q) Powers of Attorney for Messrs. George, Inskeep, Lunzer, Simpson and Woolworth.(6)

   (1) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 16, 1996.

   (2) Incorporated herein by Reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed September 2, 1997.

   (3) Incorporated herein by Reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed April 18, 2000.

   (4) Incorporated herein by Reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 24, 1997.

   (5) Incorporated herein by Reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 20, 1999.

   (6) Incorporated herein by Reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed August 1, 2000.

   (7) Incorporated herein by Reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed July 9, 2001.


   (8) Incorporated herein by Reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed September 21, 2001.


   *Filed herewith.